SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

INFORMATION STATEMENT

PURSUANT TO SECTION 14(C)

OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

SCHEDULE 14C

(RULE 14C-101)

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement

☐	Definitive Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

SOW GOOD INC.

(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the Appropriate Box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11.

SOW GOOD INC.

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

January 9, 2024

Dear Stockholders:

We are furnishing the attached Information Statement to the holders of common stock, par value $0.0001 per share (the “Common Stock”), of Sow Good Inc., a Nevada corporation (the “Company,” “we,” “us” or “our”). The purpose of the Information Statement is to notify stockholders in accordance with Chapter 78 of the Nevada Revised Statutes (the “NRS”) that the Board of Directors (the “Board”) has approved and, in lieu of a meeting of the stockholders of the Company, certain stockholders who hold a majority of the aggregate issued and outstanding shares of our voting stock (the “Voting Stockholders”).

On January 9, 2024, the Voting Stockholders took action by written consent to approve the following actions:

●	Approve the adoption of the 2024 Stock Incentive Plan (the “2024 Plan”).
●	Approve the reincorporation of the Company from the State of Nevada to the State of Delaware (the “Conversion”).
●	Approve the Certificate of Incorporation and the Bylaws of the Company to be filed in the State of Delaware to reflect the actions taken pursuant to the Conversion.
●

Approve an amendment to the Company’s 2020 Stock Incentive Plan (the “2020 Plan Amendment”) as adopted by the Board on December 15, 2023. The 2020 Plan Amendment relates to an increase in the number of shares of Common Stock of the Company remaining for issuance under the 2020 Stock Incentive Plan (the “2020 Plan”) by 2,150,000 shares of Common Stock.

●	Approve the stock option grants to Claudia Goldfarb and Ira Goldfarb granted by the Board on December 15, 2023.

This notice and accompanying Information Statement shall constitute notice to you of the Voting Stockholders taking the aforementioned stockholder actions by written consent, without a meeting, pursuant to the requirements of the NRS.

The accompanying Information Statement is being provided to you for your information to comply with the requirements of Regulation 14C of the Securities Exchange Act of 1934, (“Exchange Act”). This Information Statement constitutes notice to you of the aforementioned corporate actions to be taken without a meeting, pursuant to the requirements of the NRS. You are urged to read this Information Statement carefully in its entirety. However, no action is required on your part in connection with this document, including with respect to the approval of the Plan Amendments. No meeting of our stockholders will be held or proxies requested because we have received written consent to these matters from the Voting Stockholders.

Under Rule 14c-2(b) of the Exchange Act, none of the actions described in the Information Statement may be taken earlier than 20 calendar days after we have sent or given the Information Statement to our stockholders. We intend to distribute this Notice and Information Statement to our stockholders on or about January 9, 2024. The record date established for purposes of determining the number of issued and outstanding shares of voting stock, and thus voting power, was January 9, 2024.

THIS IS FOR YOUR INFORMATION ONLY. YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO THIS INFORMATION STATEMENT. THIS IS NOT A NOTICE OF MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

Sincerely

/s/ Claudia Goldfarb
Name: Claudia Goldfarb
Title: Chief Executive Officer

SOW GOOD INC.

1440 North Union Bower Rd.

Irving, TX 75061

(214) 623-6055

INFORMATION STATEMENT

We Are Not Asking You for a Proxy and

You Are Requested Not To Send Us a Proxy

INTRODUCTION

This Information Statement is being furnished to the stockholders of Sow Good Inc. (the “Company,” “we,” “us,” or “our”) in connection with the actions to be taken by us as a result of written consents in lieu of a meeting of stockholders pursuant to the NRS dated January 9, 2024.

This Information Statement and Notice of Stockholder Action by Written Consent is being furnished by us to our stockholders of record as of January 9, 2024 (the “Record Date”), to inform our stockholders that the Board of Directors of the Company (the “Board”) and the holders of approximately 59% of our outstanding voting securities as of such date (the “Voting Stockholders”), have taken and approved the following actions (together, the “Corporate Actions”):

●	Approve the adoption of the 2024 Stock Incentive Plan (the “2024 Plan”).
●	Approve the reincorporation of the Company from the State of Nevada to the State of Delaware (the “Conversion”).
●	Approve the Certificate of Incorporation and the Bylaws of the Company to be filed in the State of Delaware to reflect the actions taken pursuant to the Conversion.
●

Approve an amendment to the Company’s 2020 Stock Incentive Plan (the “2020 Plan Amendment”) as adopted by the Board on December 15, 2023. The 2020 Plan Amendment relates to an increase in the number of shares of Common Stock of the Company remaining for issuance under the 2020 Stock Incentive Plan (the “2020 Plan”) by 2,150,000 shares of Common Stock.

●	Approve the stock option grants to Claudia Goldfarb and Ira Goldfarb granted by the Board on December 15, 2023.

This Information Statement is being sent to you to notify you of the Corporate Action being taken by written consent in lieu of a meeting of our stockholders. On January 9, 2024, our Board adopted and approved the Corporate Actions.

On the Record Date, the Voting Stockholders, representing approximately 59% of the voting power of our Company as of the Record Date, adopted and approved by written consent the Corporate Actions.

Section 78.320 of Chapter 78 of the NRS provides that the written consent of the holders of outstanding shares of voting capital stock having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted can approve an action in lieu of conducting a special stockholders’ meeting convened for the specific purpose of such action. The NRS, however, require that in the event an action is approved by written consent, a company must provide notice of the taking of any corporate action without a meeting to all stockholders who were entitled to vote upon the action but who have not consented to the action.

We are distributing this Information Statement to our Stockholders in full satisfaction of any notice requirements we may have under the NRS and of Regulation 14C of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”).

This Information Statement is dated as of January 9, 2024 and is first being sent or given to our stockholders of record on or about January 9, 2024.

On the Record Date, there were 6,029,371 shares of our Common Stock issued and outstanding and entitled to notice of and to vote on all matters presented to stockholders. Holders of Common Stock are entitled to one vote per share.

Pursuant to the NRS, at least a majority of the voting power of the Company, or at least 3,014,687 votes, were required to approve the Corporate Action by written consent. On the Record Date, the Voting Stockholders, as the holders of 3,550,368 votes representing 59% of the outstanding shares of our voting securities, executed written consents adopting, approving and ratifying the Corporate Action, thereby satisfying the requirement under the NRS that at least a majority of the voting power vote in favor of the Corporate Action by written consent.

This Information Statement and the accompanying notice constitute notice to you of action by written consent as required under the NRS. Because we have obtained sufficient stockholder approval of the Corporate Action, no other consents or votes will be solicited in connection with this Information Statement.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Under federal securities laws, the Corporate Action may not be completed until 20 calendar days after the date of distribution of this Information Statement to our stockholders. Therefore, notwithstanding the execution and delivery of the written consent, the Corporate Action will not occur until that time has elapsed. The Corporate Actions to be effective at least 20 days after the mailing of this Information Statement are as follows:

●	Approve the adoption of the 2024 Stock Incentive Plan (the “2024 Plan”).
●	Approve the reincorporation of the Company from the State of Nevada to the State of Delaware (the “Conversion”).
●	Approve the Certificate of Incorporation and the Bylaws of the Company to be filed in the State of Delaware to reflect the actions taken pursuant to the Conversion.
●

Approve an amendment to the Company’s 2020 Stock Incentive Plan (the “2020 Plan Amendment”) as adopted by the Board on December 15, 2023. The 2020 Plan Amendment relates to an increase in the number of shares of Common Stock of the Company remaining for issuance under the 2020 Stock Incentive Plan (the “2020 Plan”) by 2,150,000 shares of Common Stock.

●	Approve the stock option grants to Claudia Goldfarb and Ira Goldfarb granted by the Board on December 15, 2023.

DESCRIPTION OF STOCKHOLDER ACTIONS

ADOPTION OF THE 2024 PLAN

Introduction and Reasons for Adoption of the 2024 Plan

On January 9, 2024, our Board approved and adopted, subject to stockholder approval, the 2024 Plan which is attached hereto as Annex A, and our stockholders approved the 2024 Plan on January 9, 2024. The 2024 Plan will become effective upon the effectiveness of this Information Statement. This summary is not a complete description of all provisions of the 2024 Plan and is qualified in its entirety by reference to the 2024 Plan, which will be filed as an annex to this Information Statement.

Background of the 2024 Plan

The 2024 Plan is established to maintain and enhance the key policies and practices adopted by our management and board of directors to align employee and stockholder interests. In addition, our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining and motivating key personnel. We believe that the adoption of the 2024 Plan is essential to permit our management to continue to provide long-term, equity-based incentives to present and future employees.

The 2024 Plan was approved by the stockholders in order to ensure (i) favorable federal income tax treatment for grants of incentive stock options under Section 422 of the United States Internal Revenue Code of 1986, as amended (the “Code”), and (ii) eligibility to receive a federal income tax deduction for certain compensation paid under the 2024 Plan by complying with Rule 162(m) of the Code. The Company originally reserved a total of 3,000,000 shares of our authorized common stock for issuance under the 2024 Plan.

General

The 2024 Plan enables our board of directors to provide equity-based incentives through grants of awards to the Company’s present and future employees, directors, consultants and other third-party service providers.

The 2024 Plan authorizes the grant of Incentive Stock Options, or ISOs, Non-Qualified Stock Options, or NSOs, restricted share awards, stock unit awards, SARs, other stock-based awards, performance-based stock awards, (collectively, “stock awards”) and cash-based awards (stock awards and cash-based awards are collectively referred to as “awards”). ISOs may be granted only to our employees, including officers, and the employees of our parent or subsidiaries. All other awards may be granted to our employees, officers, our non-employee directors, and consultants and the employees and consultants of our subsidiaries, and affiliates.

Administration

The 2024 Plan will be administered by the compensation committee of our Board (the “Compensation Committee”). Subject to the limitations set forth in the 2024 Plan, the Compensation Committee will have the authority to determine, among other things, to whom awards will be granted, the number of shares subject to awards, the term during which an option or SAR may be exercised and the rate at which the awards may vest or be earned, including any performance criteria to which they may be subject. The Compensation Committee also will have the authority to determine the consideration and methodology of payment for awards. To the extent permitted by applicable law, the board of directors or Compensation Committee may also authorize one or more of our officers to designate employees, other than officers under Section 16 of the Exchange Act, to receive awards and/or to determine the number of such awards to be received by such persons subject to a maximum total number of awards.

Stock Options

The 2024 Plan authorizes the grant of Incentive Stock Options and Non-Qualified Stock Options (each an “Option”). Options granted under the 2024 Plan entitle the grantee, upon exercise, to purchase a specified number of shares of common stock from us at a specified exercise price per share. The Compensation Committee determines the exercise price for a stock option, within the terms and conditions of the 2024 Plan, provided that the exercise price will not be less than 100% of the fair market value of our shares on the date of grant. Options granted under the 2024 Plan will vest at the rate specified by the Compensation Committee.

Stock options granted under the 2024 Plan generally must be exercised by the optionee before the earlier of the expiration of such option or the expiration of a specified period following the optionee’s termination of employment. The Compensation Committee determines the term of the stock options up to a maximum of 10 years. Each stock option agreement will also set forth the extent to which the option recipient will have the right to exercise the option following the termination of the recipient’s service with us, and the right to exercise the option of any executors or administrators of the award recipient’s estate or any person who has acquired such options directly from the award recipient by bequest or inheritance.

Exercise of Stock Options

An Option’s exercise price may be paid in cash or if provided for in the stock option agreement evidencing the award, (1) by surrendering, or attesting to the ownership of, shares which have already been owned by the optionee, (2) future services or services rendered to the company or its affiliates prior to the award, (3) by delivery of an irrevocable direction to a securities broker to sell shares and to deliver all or part of the sale proceeds to us in payment of the aggregate exercise price, (4) by delivery of an irrevocable direction to a securities broker or lender to pledge shares and to deliver all or part of the loan proceeds to us in payment of the aggregate exercise price, (5) by a “net exercise” arrangement, (6) by delivering a full-recourse promissory note, or (7) by any other form that is consistent with applicable laws, regulations, and rules.

Stock Appreciation Rights

Stock Appreciation Rights, or SARs, generally provide for payments to the recipient based upon increases in the price of shares over the exercise price of the SAR. The Compensation Committee determines the exercise price for a SAR, which generally cannot be less than 100% of the fair market value of shares on the date of grant. A SAR granted under the 2024 Plan vests at the rate specified in the SAR agreement as determined by the Compensation Committee. The Compensation Committee determines the term of SARs granted under the 2024 Plan. Upon the exercise of a SAR, we will pay the participant an amount in stock, cash, or a combination of shares and cash as determined by the Compensation Committee, equal to the product of (1) the excess of the per share fair market value of shares on the date of exercise over the exercise price, multiplied by (2) the number of shares with respect to which the SAR is exercised.

Restricted Stock Awards

The 2024 Plan also authorizes the grant of Restricted Stock Awards on terms and conditions established by the Compensation Committee. The terms of any awards of restricted shares under the 2024 Plan will be set forth in a restricted share agreement to be entered into between us and the recipient. The Compensation Committee will determine the terms and conditions of such restricted share agreements, which need not be identical. A restricted share award may be subject to vesting requirements or transfer restrictions or both. Restricted shares may be issued for such consideration as the Compensation Committee may determine, including cash, cash equivalents, full recourse promissory notes, past services and future services. Award recipients who are granted restricted shares generally have all of the rights of a stockholder with respect to those shares, provided that dividends and other distributions will not be paid in respect of unvested shares unless otherwise determined by the Compensation Committee and, in such case, only once such unvested shares vest.

Stock Unit Awards

The 2024 Plan also authorizes the grant of Stock Unit Awards. Stock Unit Awards give recipients the right to acquire a specified number of shares (or cash amount) at a future date upon the satisfaction of certain conditions, including any vesting arrangement, established by the Compensation Committee and as set forth in a stock unit award agreement. A stock unit award may be settled by cash, delivery of shares, a combination of cash and stock as deemed appropriate by the Compensation Committee. Recipients of stock unit awards generally will have no voting or dividend rights prior to the time the vesting conditions are satisfied and the award is settled. At the Compensation Committee’s discretion and as set forth in the stock unit award agreement, stock units may provide for the right to dividend equivalents. Dividend equivalents may not be distributed prior to settlement of the stock unit to which the dividend equivalents pertain and the value of any dividend equivalents payable or distributable with respect to any unvested stock units that do not vest will be forfeited.

Other Stock Awards

Under the 2024 Plan, the Compensation Committee may grant other awards based in whole or in part by reference to our shares. The Compensation Committee will set the number of shares under the stock awards and all other terms and conditions of such awards.

Change in Capital Structure or Change in Control

In the event of a recapitalization, stock split, or similar capital transaction, the Compensation Committee will make appropriate and equitable adjustments to the number of shares reserved for issuance under the 2024 Plan, the number of shares that can be issued as incentive stock options, the number of shares subject to outstanding awards and the exercise price under each outstanding option or SAR. Additionally, the Compensation Committee may provide, in an individual award agreement or in any other written agreement between a participant and us, that the stock award will be subject to acceleration of vesting and exercisability in the event of a change of control.

Duration, Amendment and Termination

Unless sooner terminated, the 2024 Plan will terminate on the tenth anniversary of its effective date. Our Board will have the authority to amend, suspend, or terminate the 2024 Plan, provided that such action does not materially impair the existing rights of any participant without such participant’s written consent. No ISOs may be granted more than 10 years after years after the later of (i) the approval of the Plan by the board (or if earlier, the stockholders) and (ii) the approval by the board (or if earlier, the stockholders) of any amendment to the Plan that constitutes the adoption of a new plan for purposes of Section 422 of the Code.

The Compensation Committee will have the authority to modify outstanding awards under the 2024 Plan. Subject to the terms of the 2023 Plan, the Compensation Committee will have the authority to cancel any outstanding stock award in exchange for new stock awards, including awards having the same or a different exercise price cash, or other consideration, without stockholder approval but with the consent of any adversely affected participant.

Restrictions on Transfer

Unless the Compensation Committee provides otherwise, no award granted under the 2024 Plan may be transferred in any manner (prior to the vesting and lapse of any and all restrictions applicable to shares issued under such award), except by will, the laws of descent and distribution, or pursuant to a domestic relations order, provided that all ISOs may only be transferred or assigned only to the extent consistent with Section 422 of the Code.

Federal Income Tax Information

The following is a general summary of the current federal income tax treatment of awards, which are authorized to be granted under the 2024 Plan, based upon the current provisions of the Code and regulations promulgated thereunder. The rules governing the tax treatment of such awards are quite technical, so the following discussion of tax consequences is necessarily general in nature and is not complete. In addition, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, this discussion does not address the tax consequences under applicable state and local law.

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF U.S. FEDERAL INCOME TAXATION WITH RESPECT TO THE GRANT AND EXERCISE OF AWARDS UNDER THE 2024 PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF AN INDIVIDUAL’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH ANY ELIGIBLE INDIVIDUAL MAY RESIDE.

Incentive Stock Options

A participant will not recognize income on the grant or exercise of an Incentive Stock Option. However, the difference between the exercise price and the fair market value of the common stock on the date of exercise is an adjustment item for purposes of the alternative minimum tax. If a participant does not exercise an Incentive Stock Option within certain specified periods after termination of employment, the participant will recognize ordinary income on the exercise of an Incentive Stock Option in the same manner as on the exercise of a Non-Qualified Stock Option, as described below. The general rule is that gain or loss from the sale or exchange of shares of common stock acquired on the exercise of an Incentive Stock Option will be treated as capital gain or loss. If certain holding period requirements are not satisfied, however, the participant generally will recognize ordinary income at the time of the disposition. Gain recognized on the disposition in excess of the ordinary income resulting therefrom will be capital gain, and any loss recognized will be a capital loss.

Non-Qualified Stock Options

A participant generally is not required to recognize income on the grant of a Non-Qualified Stock Option, a stock appreciation right, restricted stock units, a performance grant, or a stock award. Instead, ordinary income generally is required to be recognized on the date the Non-Qualified Stock Option or stock appreciation right is exercised, or in the case of restricted stock units, performance grants, and stock awards, upon the issuance of shares and/or the payment of cash pursuant to the terms of the incentive award. In general, the amount of ordinary income required to be recognized is (a) in the case of a Non-Qualified Stock Option, an amount equal to the excess, if any, of the fair market value of the shares on the exercise date over the exercise price, (b) in the case of a stock appreciation right, the amount of cash and/or the fair market value of any shares received upon exercise plus the amount of taxes withheld from such amounts, and (c) in the case of restricted stock units, performance grants, and stock awards, the amount of cash and/or the fair market value of any shares received in respect thereof, plus the amount of taxes withheld from such amounts.

Gain or Loss on Sale or Exchange of Shares

In general, gain or loss from the sale or exchange of shares of common stock granted or awarded under the 2024 Plan will be treated as capital gain or loss, provided that the shares are held as capital assets at the time of the sale or exchange. However, if certain holding period requirements are not satisfied at the time of a sale or exchange of shares acquired upon exercise of an incentive stock option (a “disqualifying disposition”), a participant generally will be required to recognize ordinary income upon such disposition.

Deductibility by Company

The Company generally is not allowed a deduction in connection with the grant or exercise of an Incentive Stock Option. However, if a participant is required to recognize ordinary income as a result of a disqualifying disposition, we will be entitled to a deduction equal to the amount of ordinary income so recognized. In general, in the case of a Non-Qualified Stock Option (including an Incentive Stock Option that is treated as a Non-Qualified Stock Option), a stock appreciation right, restricted stock, restricted stock units, performance grants, and stock awards, the Company will be allowed a deduction in an amount equal to the amount of ordinary income recognized by a participant, provided that certain income tax reporting requirements are satisfied.

Performance-Based Compensation

Subject to certain exceptions, Section 162(m) of the Code disallows federal income tax deductions for compensation paid by a publicly-held corporation to certain executives (generally the five highest paid officers) to the extent the amount paid to an executive exceeds $1 million for the taxable year. The 2024 Plan has been designed to allow the Compensation Committee to grant stock options, stock appreciation rights, restricted stock, restricted stock units, and performance grants that qualify under an exception to the deduction limit of Section 162(m) for performance-based compensation.

CONVERSION OF THE COMPANY FROM NEVADA TO DELAWARE

General

On January 9, 2024, the Board and the Voting Stockholders approved the Conversion. The Conversion will result in the reincorporation of the Company from the State of Nevada to the State of Delaware.

Purposes of the Conversion

The primary reason that the Board has approved the Conversion is because the corporate laws of the State of Delaware are more comprehensive, widely-used and extensively interpreted than the corporate laws of other states, including Nevada. As a result of the flexibility and responsiveness of the Delaware corporate laws to the legal and business needs of corporations, many major corporations have incorporated in Delaware or have changed their corporate domiciles to Delaware in a manner similar to the Conversion. The Delaware judiciary has become particularly familiar with corporate law matters and a substantial body of court decisions has developed construing the laws of Delaware, thus providing greater clarity and predictability with respect to our corporate legal and governance affairs. Any benefits provided to the Company by Delaware law directly benefit the Company’s stockholders. In approving the Conversion, the Board and the Consenting Stockholder considered, among others, the following benefits of Delaware law to the Company and its stockholders:

●	the Company would be governed by the Delaware General Corporation Law (the “DGCL”), which is generally acknowledged to be the most advanced and flexible corporate statute in the country;
●	the responsiveness and efficiency of the Division of Corporations of the Secretary of State of the State of Delaware;
●

the Delaware General Assembly, which each year considers and adopts statutory amendments proposed by the Corporation Law Section of the Delaware State Bar Association in an effort to ensure that the corporate statute continues to be responsive to the changing needs of businesses;

●

the Delaware Court of Chancery, which has exclusive jurisdiction over matters relating to the DGCL and in which cases are heard by judges, without juries, who have many years of experience with corporate issues, which can lead to quick and effective resolution of corporate litigation; and the Delaware Supreme Court, which is highly regarded; and

●

the well-established body of case law construing Delaware law, which has developed over the last century and which provides businesses and investors with a greater degree of predictability than most, if not all, other jurisdictions.

Delaware is a nationally recognized leader in adopting and implementing comprehensive modern and flexible corporate laws. The DGCL is frequently revised and updated to accommodate changing legal and business needs and is more comprehensive, widely used and interpreted than other state corporate laws, including the NRS.

In addition, Delaware courts (such as the Court of Chancery and the Delaware Supreme Court) are highly regarded for their considerable expertise in dealing with corporate legal issues and for producing a substantial body of case law construing the DGCL, with multiple cases concerning areas that Nevada courts have not considered. Because the judicial system is based largely on legal precedents, the abundance of Delaware case law should serve to enhance the relative clarity and predictability of many areas of corporate law, which in turn may offer added advantages to us by allowing the Board and management to make corporate decisions and take corporate actions with greater assurance as to the validity and consequences of those decisions and actions.

The Conversion may also make it easier to attract future candidates willing to serve on the Board because many such candidates are already familiar with the DGCL, including provisions relating to director indemnification, from their past business experience.

In addition, underwriters and other members of the financial services industry may be more willing and better able to assist in capital-raising programs for corporations having the greater flexibility afforded by the DGCL. Certain international investment funds, sophisticated investors and brokerage firms may be more comfortable and more willing to invest in a Delaware corporation than in a corporation incorporated in another U.S. jurisdiction whose corporate laws may be less understood and perceived to be outdated and unresponsive to stockholder rights.

There are many differences between Nevada and Delaware corporate law, and the following highlights certain of the most significant differences between the corporate law of the two jurisdictions relating to the rights of stockholders.

While both states implement versions of the Business Judgment Rule (“BJR”), which creates a presumption that, in making a business judgment, the directors acted in a manner that satisfies their obligations and shields them from liability to stockholders, Delaware’s implementation of the BJR has been more driven by judicial decisions than Nevada’s statutorily codified version and constitutes a more stringent standard than Nevada’s in some situations.  In addition, while Delaware permits a corporation to limit the liability of director in its Articles of Incorporation (but not for acts not in good faith, involving intentional misconduct, or for paying dividends or repurchasing stock other than as permitted by Delaware law), the limitation allowed is somewhat less extensive than the exculpation under Nevada law, which provides, without the need of a special provision in the charter document, that neither directors nor officers may be liable to stockholders except for a breach of fiduciary duty that also involved intentional misconduct, fraud, or a knowing violation of law. Both jurisdictions permit indemnification of directors and officers, though Nevada permits it under a somewhat broader basis reflecting the standard for limitation of liability mentioned above.

Delaware also follows certain doctrines that may impose additional judicial scrutiny of actions of the board of directors under certain circumstances, such as specific duties to shareholders in the context of a likely sale of the company or of substantially all its assets, or judicial review under an “entire fairness” standard for certain transactions presenting the possibility of a conflict of interest.  Nevada, in contrast, permits the board of directors to consider the interests of constituencies other than just the stockholders (such as, but not limited to, the corporation’s employees, creditors, customers or community), in exercising their powers with a view to the interests of the corporation.

Access to the books and records of a corporation is permitted to stockholders of a Delaware corporation under a broader set of circumstances than to stockholders of a Nevada corporation.  Delaware also restricts committees of the board of directors from taking certain actions that would be permissible under Nevada law.  Directors of a Delaware corporation may generally be removed by the vote of a majority of the shares of stock issued and outstanding of the class that elected such director, while Nevada requires 66 2/3% of the voting power to remove a director.

Both Delaware and Nevada have statutes restricting certain business “combinations” (e.g. a merger, acquisition, liquidation, issuance or reclassification of securities, among others) with an “interested stockholder” within a certain time period (three years in the case of Delaware) unless certain requirements are met, though the restrictions vary.  Nevada has an additional statute that restricts, unless reinstated by a vote of the stockholders, the voting rights of persons acquiring a “controlling interest” (i.e., increasing ownership beyond 20%, 33 1/3% or 50%) in a corporation outside of acquisitions authorized by the board of directors.  Delaware does not have an analogous statute.  Each of these statutes may have an antitakeover effect, inhibiting attempts by others to acquire us or our assets, including at prices in excess of market prices for our stock.  The Corporation did not opt out of any such antitakeover statute in its Nevada Articles of Incorporation, nor will it in its Delaware Certificate of Incorporation.

Delaware restricts the payment of dividends, making of distributions and repurchase of stock to being made only out of “surplus” or, if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year, subject to certain conditions.  Nevada employs a different test: (i) that the corporation’s assets would not be less than the sum of its total liabilities, after giving effect to the distribution and any amount needed to satisfy preferential rights of preferred stockholders upon dissolution; and (ii) that the corporation would be able to pay its debts as they become due in the usual course of business.

Delaware also limits the composition and authority to act of committees established by the Board of Directors in certain circumstances where Nevada would not.

The Board and the Voting Stockholders did not approve the Conversion to prevent a change in control of the Company and are not aware of any present attempt by any person to acquire control of the Company or to obtain representation on the Board.

Effects of the Conversion

By virtue of the Conversion, all of the rights, privileges and powers of the Company, all property owned by the Company, all debts due to the Company and all other causes of action belonging to the Company immediately prior to the Conversion will remain vested in the Company following the Conversion. In addition, by virtue of the Conversion, all debts, liabilities and duties of the Company immediately prior to the Conversion will remain attached to the Company following the Conversion. The Company will remain as the same entity following the Conversion, and the Conversion will not effect any change in our business, management or operations or the location of our principal executive offices. Further, the Company will retain its tax and financial history attributes following the Conversion.

Upon effectiveness of the Conversion, all of our issued and outstanding shares of capital stock will be automatically converted into issued and outstanding shares of capital stock of the Company incorporated in Delaware, without any action on the part of our stockholders. The Conversion will have no effect on the ability of our shares of capital stock to trade. The Company will continue to file periodic reports and other documents as and to the extent required by the rules and regulations of the SEC. Shares of our capital stock that are freely tradeable prior to the Conversion will continue to be freely tradeable, and shares of the Company’s common stock that are subject to restrictions prior to the Conversion will continue to be subject to the same restrictions as shares of the Company incorporated in Delaware. The Conversion will not change the respective positions of the Company or our stockholders under federal securities laws.

Upon effectiveness of the Conversion, our directors and officers will become all of the directors and officers of the Company incorporated in Delaware. We believe that the Conversion will not affect any of our material contracts with any third parties, and that our rights and obligations under such material contractual arrangements will continue as rights and obligations of the Company incorporated in Delaware.

The Company stockholders will not be required to exchange their stock certificates for new stock certificates. Our stockholders should not destroy any stock certificate(s) and should not submit any certificate(s) to us or our transfer agent unless and until requested to do so.

We cannot predict whether the stock price for our common stock will increase, remain the same or decrease if and when the Conversion is completed. We do not expect the reincorporation to have any direct effect on the market price of our stock.

Procedure for Effecting the Share Classification

To accomplish the Conversion, the Board has adopted a plan of conversion, which is attached hereto as Annex B (the “Plan of Conversion”). The Plan of Conversion provides that we will convert into a Delaware corporation and will thereafter be subject to all of the provisions of the DGCL.

The Board will cause the Conversion to be effected as soon as practicable thereafter by filing with the Secretary of State of the State of Nevada articles of conversion (the “Nevada Articles of Conversion”) and will file with the Secretary of State of the State of Delaware (a) a certificate of conversion (the “Delaware Certificate of Conversion”) and (b) a certificate of incorporation, which will govern the Company as a Delaware corporation (the “Delaware Certificate of Incorporation”). In addition, the Board will adopt Bylaws for the Company.

Notwithstanding the foregoing, the Conversion may be delayed by the Board or the Plan of Conversion may be terminated and abandoned by action of the Board at any time prior to the effective time of the Conversion, whether before or after approval by our stockholders, if the Board determines for any reason that such delay or termination would be in the best interests of the Company and our stockholders. The Conversion would become effective upon the filing (and acceptance thereof by the Secretary of State of the State of Nevada and the Secretary of State of the State of Delaware, as applicable) of the Nevada Articles of Conversion, the Delaware Certificate of Conversion and the Delaware Certificate of Incorporation.

Vote Required

Pursuant to NRS 78.385 and 78.390, the approval of the Conversion required a majority of our outstanding voting capital stock. As discussed above, the Voting Stockholders have consented to the Conversion.

Dissenter’s Rights

Pursuant to NRS 92A.300 to 92A,500, the Stockholders of the Company are entitled to dissenter’s rights in connection with the Conversion as set forth above. Stockholders of the Company will be entitled to dissent from the Conversion, if consummated, and obtain payment of the fair value (as defined in NRS 92A.320) of their shares of the Company stock, in lieu of becoming stockholders of the Delaware entity. Accordingly, the Company is providing the Advance Notice of Dissenter’s Rights as set forth in Annex C attached hereto (“Dissenter’s Rights Notice”).

ADOPTION OF THE CERTIFICATE OF INCORPORATION

General

On January 9, 2024, the Board and Voting Stockholders approved the Certificate of Incorporation for the Company, which is attached hereto as Annex D (the “Certificate of Incorporation”). The following summary of the Certificate of Incorporation is qualified in its entirety by the entire text of the Certificate of Incorporation, which is filed as an annex to this Information Statement and is incorporated by reference into this Information Statement.

Reasons for the Adoption of the Certificate of Incorporation

In connection with the Conversion, the Company must file a Certificate of Incorporation in the State of Delaware.

ADOPTION OF THE AMENDED AND RESTATED BYLAWS

General

On January 9, 2024, the Board and Voting Stockholders approved the amended and restated Bylaws for the Company, which are attached hereto as Annex E (the “New Bylaws”). The following summary of the New Bylaws is qualified in its entirety by the entire text of the New Bylaws, which are filed as an annex to this Information Statement and are incorporated by reference into this Information Statement. The Board believes the adoption of the New Bylaws is in the best interests of the shareholders as the New Bylaws provide the Company with the flexibility necessary to carry out its business plan and attract potential strategic partners.

Reasons for the Adoption of the Bylaws

The overall goal of the amendments described below is to improve and enhance the Company’s corporate governance structure. Therefore, the Board believes that the New Bylaws will make the administration of the future operations of the Company more efficient and provide more flexibility for the management of the Company within the limits of applicable law. The adoption of the New Bylaws will not alter the directors’ fiduciary obligations of the Company.

AMENDMENT TO THE COMPANY’S 2020 STOCK INCENTIVE PLAN TO EFFECT AN INCREASE IN THE AUTHORIZED SHARES AVALIABLE FOR ISSUANCE

General

On December 5, 2019 the Board adopted the 2020 Plan and on December 15, 2023, our Board approved an amendment to the 2020 Plan (the “2020 Plan Amendment”) to effect an increase in the number of shares that remain available for issuance under the 2020 Plan by an additional 2,150,000 shares up to an aggregate of 2,272,954 shares available for issuance under the 2020 Plan.

We believe that our continued ability to offer equity incentive awards under the 2020 Plan are critical to our ability to continue to attract, motivate, and retain highly qualified executives and employees. We believe that the 2020 Plan has been an effective component of our compensation program and has heightened our ability to attract, retain and motivate highly qualified executives and employees. We further believe that the awards granted under the 2020 Plan have provided an effective inducement to incentivize plan participants to pursue our goals and objectives, including the creation of long-term value for our stockholders. The Board has determined that the 2020 Plan as amended by the 2020 Plan Amendment is in the best interests of the Company and its stockholders.

The following descriptions of the 2020 Plan, as amended by the 2020 Plan Amendment, are qualified in their entirety by the terms of the 2020 Plan document, a copy of which is attached to this Informational Statement as Annex F, and the 2020 Plan Amendment, a copy of which is attached to this Informational Statement as Annex G.

References to the 2020 Plan in the remainder of this discussion refer to the 2020 Plan, as amended by the 2020 Plan Amendment, unless otherwise specified or the context otherwise references the 2020 Plan prior to it being amended by the 2020 Plan Amendment.

Why We Approved the 2020 Plan Amendment

The Board and Voting Stockholders have determined that it is in the best interests of the Company and its stockholders to approve the 2020 Plan Amendment to increase the number of shares available for issuance under the 2020 Plan by an additional 2,150,000 shares up to an aggregate of 2,272,954 shares available under the 2020 Plan. We believe the 2020 Plan and the 2020 Plan Amendment will allow us to continue to utilize a broad array of equity incentives in order to attract and retain talent, and to continue to provide incentives that align the interests of our employees and directors with the interests of our stockholders.

Before the 2020 Plan Amendment, the number of shares available for issuance under the 2020 Plan would be too limited to effectively operate as an incentive and retention tool for employees, officers, directors, non-employee directors and consultants of the Company and its affiliates (as defined in the 2020 Plan). The 2020 Plan and the approved increase will enable us to continue our policy of equity ownership by employees, officers, directors, non-employee directors and consultants of the Company and its affiliates as an incentive to contribute to the creation of long-term value for our stockholders. Absent sufficient equity incentives, we would need to consider additional cash-based incentives to provide a market-competitive total compensation package necessary to attract, retain and motivate the talent that is critical to driving our success. Payment of cash incentives would then reduce the cash available for product development, marketing, operations, and other corporate purposes.

The Plan

Our Board approved the 2020 Plan on December 5, 2019. Under the 2020 Plan, equity-based awards may be made to employees, officers, directors, non-employee directors and consultants of the Company and its affiliates in the form of (i) Incentive Stock Options (to eligible employees only); (ii) Nonqualified Stock Options; (iii) Restricted Stock; (iv) Stock Awards; (v) Stock Appreciation Rights; or (vi) any combination of the foregoing. The 2020 Plan will terminate on the tenth anniversary of its effective date. The Compensation Committee of the Board serves as the 2020 Plan administrator and subject to the terms of the 2020 Plan, the Compensation Committee will have complete authority and discretion to determine the terms of awards under the 2020 Plan.

The total number of shares initially authorized for issuance under the 2020 Plan was 320,000 shares. The 2020 Plan was subsequently amended on September 29, 2020, January 4, 2021 and March 19, 2021 to increase the number of shares authorized for issuance under the 2020 Plan. Shares surrendered or withheld to pay the exercise price of a stock option or to satisfy tax withholding requirements will not be added back to the number of shares available under the 2020 Plan. To the extent that any shares of common stock awarded or subject to issuance or purchase pursuant to awards under the 2020 Plan are not delivered or purchased, or are reacquired by the Company, for any reason, including a forfeiture of restricted stock or failure to earn performance shares, or the termination, expiration or cancellation of a stock option, or any other termination of an award without payment being made in the form of shares of common stock will be added to the number of shares available for awards under the 2020 Plan. The number of shares available for issuance under the 2002 Plan will be adjusted for any increase or decrease in the number of outstanding shares of common stock resulting from payment of a stock dividend on common stock, a stock split or subdivision or combination of shares of common stock, or a reorganization or reclassification of common stock, or any other change in the structure of shares of common stock, as determined by the Board. Shares available for awards under the 2020 Plan will consist of authorized and unissued shares.

Two types of options may be granted under the 2020 Plan: (1) Incentive Stock Options which may only be issued to eligible employees of the Company and are required to have the exercise price of the option not less than the fair market value of the common stock on the grant date; or in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, one hundred ten percent (110%) of the fair market value of the common stock at the grant date; and (2) Non-qualified Stock Options which may be issued to participants under the 2020 Plan and which may have an exercise price less than the fair market value of the common stock on the grant date, but not less than par value of the stock.

The Board may grant or sell restricted stock to participants (i.e., shares that are subject to restrictions or limitations as to the participant’s ability to sell, transfer, pledge or assign such shares) under the 2020 Plan. Except for these restrictions and any others imposed by the Board, upon the grant of restricted stock, the recipient generally will have rights of a stockholder with respect to the restricted stock. During the applicable restriction period, the recipient may not sell, exchange, transfer, pledge or otherwise dispose of the restricted stock. The Board may also grant awards of common stock to participants under the 2020 Plan, as well as awards of performance shares, which are awards for which the payout is subject to achievement of such performance objectives established by the Board. Performance shares may be settled in cash.

Each equity-based award granted under the 2020 Plan will be evidenced by an award agreement that specifies the terms of the award and such additional limitations, terms and conditions as the Board may determine, consistent with the provisions of the 2020 Plan.

Upon the occurrence of a change in control, unless otherwise provided in an award agreement, any stock option or restricted stock award granted under the 2020 Plan will immediately vest in full and become exercisable. The 2020 Plan defines a change in control as (i) an acquisition by any person, entity or “group”, within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934 of beneficial ownership of 33% or more of either the then outstanding shares of common stock or the combined voting power of the Company’s then outstanding voting securities entitled to vote generally in the election of directors, (ii) individuals who, as of December 5, 2019, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming director subsequent to December 5, 2019 whose election, or nomination for election by the Company’s stockholders was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be, considered as though such person were a member of the Incumbent Board; or (iii) approval by the stockholders of the Company of (A) a reorganization, merger or consolidation, in each case, with respect to which persons who were the stockholders of the Company immediately prior to such reorganization, merger or consolidation do not immediately thereafter, own more than 50% of the combined voting power; or (B) a liquidation or dissolution of the Company; or (C) the sale of all or substantially all of the assets of the Company.

Subsequent to the effective date of the 2024 Plan, we will not grant any additional awards under our 2020 Plan. Instead, we will grant equity awards under our 2024 Plan. Our 2020 Plan, however, will continue to govern the terms and conditions of all outstanding equity awards granted under the 2020 Plan.

APPROVAL OF NEW OPTION GRANTS UNDER THE 2020 STOCK INCENTIVE PLAN

Grant of New Options Under the 2020 Stock Incentive Plan

On December 15, 2023, the Board granted the following awards under the 2020 Plan subject to approval by the Voting Stockholders:

SOW GOOD INC. 2020 STOCK INCENTIVE PLAN GRANTS

Name and position	Exercise Price	Number of Options
Claudia Goldfarb Chief Executive Officer & Director	$9.75	450,000
Claudia Goldfarb Chief Executive Officer & Director	$40.00	450,000
Ira Goldfarb Executive Chairman & Director	$9.75	500,000
Ira Goldfarb Executive Chairman & Director	$40.00	500,000
Total for Executive Group		1,900,000

Compensation of Directors and Executive Officers

We currently qualify as a “smaller reporting company” as such term is defined in Rule 405 of the Securities Act and Item 10 of Regulation S-K. Accordingly, and in accordance with relevant SEC rules and guidance, we have elected, with respect to the disclosures required by Item 402 (Executive Compensation) of Regulation S-K, to comply with the disclosure requirements applicable to smaller reporting companies. The following Compensation Overview is not comparable to the “Compensation Discussion and Analysis” that is required of SEC reporting companies that are not smaller reporting companies.

The following Compensation Overview describes the material elements of compensation for our executive officers identified in the Summary Compensation Table (“Named Executive Officers”) for the fiscal year ended December 31, 2023. As more fully described below, our board’s compensation committee reviews and recommends policies, practices, and procedures relating to the total direct compensation of our executive officers, including the Named Executive Officers, and the establishment and administration of certain of our employee benefit plans to our board of directors.

Compensation Program Objectives and Rewards

Our compensation philosophy is based on the premise of attracting, retaining, and motivating exceptional leaders, setting high goals, working toward the common objectives of meeting the expectations of customers and stockholders, and rewarding outstanding performance. Following this philosophy, we consider all relevant factors in determining executive compensation, including the competition for talent, our desire to link pay with performance, the use of equity to align executive interests with those of our stockholders, individual contributions, teamwork, and each executive’s total compensation package. We strive to accomplish these objectives by compensating all executives with compensation packages consisting of a combination of competitive base salary and incentive compensation.

The compensation received by our Named Executive Officers is based primarily on the levels at which we can afford to retain them and their responsibilities and individual contributions. Our compensation policy also reflects our strategy of minimizing general and administration expenses and utilizing independent professional consultants. Our compensation committee and board of directors apply the compensation philosophy and policies described below to determine the compensation of Named Executive Officers.

The primary purpose of the compensation and benefits we consider is to attract, retain, and motivate highly talented individuals who will engage in the behavior necessary to enable us to succeed in our mission, while upholding our values in a highly competitive marketplace. Different elements are designed to engender different behaviors, and the actual incentive amounts which may be awarded to each Named Executive Officer are subject to the annual review of our compensation committee who will make recommendations regarding compensation to our board of directors. The following is a brief description of the key elements of our planned executive compensation structure.

●	Base salary and benefits are designed to attract and retain employees over time.

●	Incentive compensation awards are designed to focus employees on the business objectives for a particular year.

●

Equity incentive awards, such as stock options and non-vested stock, focus executives’ efforts on the behaviors within the recipients’ control that they believe are designed to ensure our long-term success as reflected in increases to our stock prices over a period of several years, growth in our profitability and other elements.

●

Severance and change in control plans are designed to facilitate a company’s ability to attract and retain executives as we compete for talented employees in a marketplace where such protections are commonly offered.

Benchmarking

We have not yet adopted benchmarking but may do so in the future. When making compensation decisions, our compensation committee and board of directors may compare each element of compensation paid to our Named Executive Officers against a report showing comparable compensation metrics from a group that includes both publicly-traded and privately-held companies. Our board believes that while such peer group benchmarks are a point of reference for measurement, they are not necessarily a determining factor in setting executive compensation. Each executive officer’s compensation relative to the benchmark varies based on the scope of responsibility and time in the position. We have not yet formally established our peer group for this purpose.

The Elements of The Company’s Compensation Program

Base Salary

Executive officer base salaries are based on job responsibilities and individual contribution. Our compensation committee and board of directors review the base salaries of our executive officers, including our Named Executive Officers, considering factors such as corporate progress toward achieving objectives (without reference to any specific performance-related targets) and individual performance experience and expertise. Additional factors reviewed by our compensation committee and board of directors in determining appropriate base salary levels and raises include subjective factors related to corporate and individual performance. For the year ended December 31, 2023, all executive officer base salary decisions were approved by the board of directors at the time we entered into the respective employment agreements with our Named Executive Officers.

Incentive Compensation Awards

No bonuses were granted in 2022. In July 2023, the Board approved a bonus in the amount of $195,462 to Ira Goldfarb and a bonus in the amount of $173,250 to Claudia Goldfarb.

On December 15, 2023 the Company entered into Amended and Restated Employment Agreements with Ira Goldfarb and Claudia Goldfarb. Under each Amended and Restated Employment Agreement Ira Goldfarb and Claudia Goldfarb are entitled to a discretionary cash bonus of up to 100% of his or her then-current base salary, based on revenue and EBITDA targets set forth in each of their Amended and Restated Employment Agreements.

If our revenue grows, industry conditions improve, and bonuses become affordable and justifiable, we expect to use the following parameters in justifying and quantifying bonuses for other officers of the Company: (1) the growth in our revenue, (2) the growth in our earnings before interest, taxes, depreciation and amortization, as adjusted (“EBITDA”), and (3) our stock price. The board has not adopted specific performance goals and target bonus amounts, but may do so in the future.

Equity Incentive Awards

We believe equity incentive awards motivate our employees to work to improve our business and stock price performance, thereby further linking the interests of our senior management and our stockholders. The board considers several factors in determining whether awards are granted to an executive officer, including those previously described above in the summary of the 2024 Plan, as amended, as well as the executive’s position, his or her performance and responsibilities, and the amount of options or other awards, if any, currently held by the officer and their vesting schedule. Our policy prohibits backdating options or granting them retroactively.

Benefits and Perquisites

At this stage of our business we have benefits that are generally comparable to those offered by other small private and public companies and no prerequisites for our employees. We may adopt additional benefits and confer other fringe benefits for our executive officers in the future.

Executive Officer Compensation

The following table sets forth the total compensation paid in all forms to our named executive officers of the Company during the periods indicated:

Summary Compensation Table

Name and Principal			Stock	Option	Non-Equity Incentive Plan	Non Qualified Deferred Compensation	All Other
Position	Year	Salary	Awards	Awards	Compensation	Earnings	Compensation	Total

Ira Goldfarb,(1) Executive Chairman	2023	$165,000	$–	$	$195,462	$–	$–	$

Claudia Goldfarb,(2) Chief Executive Officer	2023	$146,250	$–	$	$173,250	$–	$–	$

Keith Terreri,(3) Chief Financial Officer	2023	$11,423	$–	$154,089	$–	$–	$–		$165,512

(1) Mr. Goldfarb was appointed Executive Chairman of the Board of Directors on October 1, 2020. We have agreed to compensate Mr. Goldfarb a total of $330,000 in cash per year commencing on January 1, 2022, and a total of $625,000 in cash per year commencing on December 15, 2023. On December 15, 2023, we granted Mr. Goldfarb an option to purchase 500,000 shares of common stock at an exercise price of $40.00 per share. The estimated value using the Monte Carlo Simulation, based on a volatility rate of    % and a call option value of $   , was $   . On December 15, 2023, we granted Mr. Goldfarb an option to purchase 500,000 shares of common stock at an exercise price of $9.75 per share. The estimated value using the Black-Scholes Pricing Model, based on a volatility rate of 132% and a call option value of $9.03, was $4,515,000.

(2) Mrs. Goldfarb was appointed Chief Executive Officer on October 1, 2020. We have agreed to compensate Mrs. Goldfarb a total of $292,500 in cash per year commencing on January 1, 2022, and $575,000 in cash per year commencing on December 15, 2023. On December 15, 2023, we granted Mrs. Goldfarb an option to purchase 450,000 shares of common stock at an exercise price of $40.00 per share. The estimated value using the Monte Carlo Simulation, based on a volatility rate of    % and a call option value of $   , was $   . On December 15, 2023, we granted Mrs. Goldfarb an option to purchase 450,000 shares of common stock at an exercise price of $9.75 per share. The estimated value using the Black-Scholes Pricing Model, based on a volatility rate of 132% and a call option value of $9.03, was $4,063,500.

(3) Mr. Terreri was appointed Chief Financial Officer on November 20, 2023. We have agreed to compensate Mr. Terreri a total of $270,000 in cash per year. On November 13, 2023, we granted Mr. Terreri an option to purchase 27,000 shares of common stock at an exercise price of $6.19 per share. The estimated value using the Black-Scholes Pricing Model, based on a volatility rate of 129% and a call option value of $5.71, was $154,089.

Employment Agreements and Offer Letters

We have entered into written employment agreements with two of our executive officers. Further, we have executed an Offer Letter with one of our executive officers.

On December 15, 2023, the Company entered into an Amended and Restated Employment Agreement with Executive Chairman and Chairman of the Board of Directors Ira Goldfarb (the “A&R Employment Agreement of Ira Goldfarb”). The A&R Employment Agreement of Ira Goldfarb amended and restated Mr. Goldfarb’s employment agreement with the Company dated, October 1, 2020. The A&R Employment Agreement of Ira Goldfarb provides that Mr. Goldfarb will be entitled to receive an annual base salary of $625,000. Additionally, beginning with the fiscal year 2024, Mr. Goldfarb is entitled to a discretionary cash bonus of up to 100% of this then-current base salary, based on revenue and EBITDA targets set forth in the A&R Employment Agreement of Ira Goldfarb.

On December 15, 2020, pursuant to the A&R Employment Agreement of Ira Goldfarb, Mr. Goldfarb was granted stock options entitling him to purchase up to 500,000 shares of Common Stock (the “Initial Option Grant”), pursuant the terms and conditions of a stock purchase agreement and the 2020 Equity Incentive Plan. The price per share subject to the Initial Option Grant is equal to the closing price per share of the Common Stock on the effective date of the grant. The shares granted under the Initial Option Grant will vest equally over a five-year period from grant date. In the case of a Change of Control (as defined in the A&R Employment Agreement of Ira Goldfarb) all shares granted in the Initial Option Grant will vest immediately.

Additionally, pursuant to the A&R Employment Agreement of Ira Goldfarb, Mr. Goldfarb was granted additional stock options entitling him to purchase up to 500,000 shares of Common Stock (the “Additional Option Grant”), pursuant the terms and conditions of a stock purchase agreement and the 2020 Equity Incentive Plan. The shares granted under the Additional Option Grant will vest upon the Company’s stock price trading on a national securities exchange operated by Nasdaq or the New York Stock Exchange with a closing transaction price above $40.00 per share for a period of twenty consecutive trading days, and the exercise price per share under the Additional Option Grant is$40.00. In the case of a Change of Control (as defined in the A&R Employment Agreement of Ira Goldfarb) all shares granted in the Additional Option Grant will vest immediately.

On December 15, 2023, the Company entered into an Amended and Restated Employment Agreement with Chief Executive Officer and member of the Board of Directors Claudia Goldfarb (the “A&R Employment Agreement of Claudia Goldfarb”). The A&R Employment Agreement of Claudia Goldfarb amended and restated Mrs. Goldfarb’s employment agreement with the Company dated, October 1, 2020. The A&R Employment Agreement of Claudia Goldfarb provides that Mrs. Goldfarb will be entitled to receive an annual base salary of $575,000. Additionally, beginning with the fiscal year 2024, Mrs. Goldfarb is entitled to a discretionary cash bonus of up to 100% of this then-current base salary, based on revenue and EBITDA targets set forth in the A&R Employment Agreement.

On the December 15, 2023, pursuant to the A&R Employment Agreement of Claudia Goldfarb, Mrs. Goldfarb was granted stock options entitling her to purchase up to 450,000 shares of Common Stock (the “Initial Option Grant”), pursuant the terms and conditions of a stock purchase agreement and the 2020 Equity Incentive Plan. The price per share subject to the Initial Option Grant is equal to the closing price per share of the Common Stock on the effective date of the grant. The shares granted under the Initial Option Grant will vest equally over a five-year period from grant date. In the case of a Change of Control (as defined in the A&R Employment Agreement of Claudia Goldfarb) all shares granted in the Initial Option Grant will vest immediately.

Additionally, pursuant to the A&R Employment Agreement of Claudia Goldfarb, Mrs. Goldfarb was granted additional stock options entitling her to purchase up to 450,000 shares of Common Stock (the “Additional Option Grant”), pursuant the terms and conditions of a stock purchase agreement and the 2020 Equity Incentive Plan. The shares granted under the Additional Option Grant will vest upon the Company’s stock price trading on a national securities exchange operated by Nasdaq or the New York Stock Exchange with a closing transaction price above $40.00 per share for a period of twenty consecutive trading days, and the exercise price per share under the Additional Option Grant shall be $40.00. In the case of a Change of Control (as defined in the A&R Employment Agreement of Claudia Goldfarb) all shares granted in the Additional Option Grant will vest immediately.

On November 20, 2023, the Company’s board of directors appointed Keith Terreri as the Company’s Chief Financial Officer, effective December 4, 2023. In connection with this appointment as Chief Financial Officer, the Company executed an Offer Letter with Mr. Terreri (the “Keith Terreri Offer Letter”), which sets his base salary at $270,000 per year and his target bonus of up to $67,500 per year based on criteria determined by the Company. Pursuant to the Offer Letter, Mr. Terreri was granted 27,000 stock options, representing the right to purchase shares of the Company’s common stock, subject to Mr. Terreri’s continuous service to the Company through each vesting date.

The summaries above are qualified in their entirety by the text of the respective agreements. Copies of the A&R Employment Agreement of Ira Goldfarb and the A&R Employment Agreement of Claudia Goldfarb are attached as Exhibits 10.1, and 10.2 to the Company’s current report on Form 8-K for the filed with the Securities and Exchange Commission on December 15, 2023. A copy of the Keith Terreri Offer Letter is attached as Exhibit 10.1 to the Company’s current report on Form 8-K filed with the Securities and Exchange Commission on November 20, 2023.

Outstanding Equity Awards

The following table sets forth information with respect to unexercised stock options, stock that has not vested, and equity incentive plan awards held by our executive officers on December 31, 2023.

Outstanding Option Awards at Fiscal Year-End

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price	Option Expiration Date

Ira Goldfarb, Executive Chairman	-0-	50,000	(1)	$5.25	October 1, 2030
	9,900	6,600	(2)	$4.00	December 27, 2030
	50,000	25,000	(3)	$3.70	January 3, 2031
	-0-	500,000	(4)	$9.75	December 14, 2033
	-0-	500,000	(5)	$40.00	December 14, 2033
Claudia Goldfarb, Chief Executive Officer	-0-	50,000	(1)	$5.25	October 1, 2030
	9,900	6,600	(2)	$4.00	December 27, 2030
	50,000	25,000	(3)	$3.70	January 3, 2031
	-0-	450,000	(4)	$9.75	December 14, 2033
	-0-	450,000	(5)	$40.00	December 14, 2033
Keith Terreri, Chief Financial Officer	-0-	27,000	(6)	$6.19	November 12, 2033

(1)Options granted on October 2, 2020, vests 60% on third anniversary, 20% on fourth anniversary, and 20% on fifth anniversary.
(2)Options granted on December 28, 2020, vests 60% on third anniversary, 20% on fourth anniversary, and 20% on fifth anniversary.
(3)Options granted on January 4, 2021, vesting in three equal annual installments beginning on the first anniversary of the grant date.
(4)Options granted on December 15, 2023, vests 20% on first anniversary, 20% on second anniversary, 20% on third anniversary, 20% on fourth anniversary and 20% on fifth anniversary.
(5)Options granted on November 13, 2023, vests 60% on third anniversary, 20% on fourth anniversary, and 20% on fifth anniversary.

Option Exercises and Stock Vested

None of our executive officers exercised any stock options or acquired stock through vesting of an equity award during the year ended December 31, 2023.

Director Compensation

The following table summarizes the compensation paid or accrued by us to our directors that are not Named Executive Officers for the year ended December 31, 2023:

Name	Fees Earned or Paid in Cash	Stock Award	Option Awards	Non-Equity Incentive Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All other Compensation	Total

Bradley Berman(1)	$25,000	$2,644	$–	$–	$–	$–	$27,644
Lyle Berman(2)	$25,000	$2,644	$–	$–	$–	$–	$27,644
Tim Creed(3)*	$25,000	$11,162	$–	$–	$–	$–	$36,162
Chris Ludeman(4)	$25,000	$42,628	$–	$–	$–	$–	$67,628
Joe Mueller(5)	$25,000	$18,150	$–	$–	$–	$–	$43,150

*Effective as of January 8, 2024, Mr. Creed resigned from the Board. On January 8, 2024, the Board appointed Mr. Edward Shensky to fill the vacant position on the Board.

(1) On June 1, 2023, we issued Mr. Bradley Berman 4,404 shares of common stock for annual director services. The fair value of the common stock was $26,644.20 based on the closing price of the Company’s common stock on the date of grant.

(2) On June 1, 2023, we issued Mr. Lyle Berman a total of 4,404 shares of common stock for annual director services. The fair value of the common stock was $26,644.20 based on the closing price of the Company’s common stock on the date of grant.

(3) On June 1, 2023, we issued Mr. Creed a total of 1,845 shares of common stock for annual director services. The fair value of the common stock was $11,162.25 based on the closing price of the Company’s common stock on the date of grant.

(4) On June 1, 2023, we issued Mr. Ludeman a total of 7,046 of common stock, respectively, for annual director and audit committee services. The aggregate fair value of the common stock was $42,628.30 based on the closing price of the Company’s common stock on the respective grant dates.

(5) On June 1, 2023, we issued Mr. Mueller a total of 3,000 shares of common stock for annual director services. The fair value of the common stock was $18,150.00 based on the closing price of the Company’s common stock on the date of grant.

Our non-employee directors did not receive any cash compensation for their services as a non-employee director during 2023.

Security Ownership of Certain Beneficial Owners and Management

As of the Record Date, the Company had 6,029,371 shares of Common Stock issued and outstanding. The following table sets forth the beneficial ownership of the Common Stock as of the Record Date by each person who served as a director and/or an executive officer of the Company on that date, the number of shares beneficially owned by all of the Company’s directors and executive officers as a group, and any persons who beneficially own 5% or greater of the Common Stock as of the Record Date.

Name, Title and Address of Beneficial Owner	Number of Shares Beneficially Owned(1)	Percentage of Ownership

Ira Goldfarb, Executive Chairman, Chairman of the Board(2)	3,268,435	54.2%
Claudia Goldfarb, Chief Executive Officer, Director(3)	2,195,889	36.4%
Lyle Berman, Director(4)	1,018,658	16.9%
Bradley Berman, Director(5)	352,154	5.8%
Chris Ludeman, Director(6)	139,938	2.3%
Joe Mueller, Director	20,894	0.3%
Tim Creed, Director	13,085	0.2%
Keith Terreri, Chief Financial Officer	-	0.0%
All Directors and Executive Officers as a Group (7 persons)	4,957,179	82.2%
Benno Fisher(7)	496,000	8.2%
Carlos Bengoa(8)	369,232	6.1%

*Indicates beneficial ownership of less than 1%.

(1) Except as pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned. The total number of issued and outstanding shares and the total number of shares owned by each person does not include unexercised warrants and stock options owned by parties other than for whom the calculation is presented, and is calculated as of January 9, 2023.

(2) Includes 1,620,973 shares held in the name of S-FDF, LLC, which is an entity that Ira owns with his spouse, Claudia Goldfarb, 180,901 shares held in joint tenancy, and 50,000 shares which may be purchased pursuant to stock options exercisable within 60 days of November 20, 2023, and 9,900 shares which may be purchased pursuant to stock options exercisable within 60 days of December 28, 2023. Also includes 1,275,000 shares which may be purchased pursuant to warrants exercisable within 60 days of September 30, 2023, 250,000 of which are jointly held with his spouse, Claudia Goldfarb, 1,000,000 of which are held by Mr. Goldfarb’s irrevocable trust, and 25,000 of which are held by IG Union Bower, for which Mr. Goldfarb is the beneficial owner.

(3) Includes 1,620,973 shares held in the name of S-FDF, LLC, which is an entity that Claudia owns with her spouse, Ira Goldfarb, 180,901 shares held in joint tenancy, 50,000 shares which may be purchased pursuant to stock options exercisable within 60 days of November 20, 2023, 9,900 shares which may be purchased pursuant to stock options exercisable within 60 days of December 28, 2023, and 250,000 shares which may be purchased pursuant to warrants exercisable within 60 days of November 20, 2023 that are jointly held with her spouse, Ira Goldfarb.

(4) Includes 15,824 shares which may be purchased pursuant to stock options exercisable within 60 days of November 20, 2022, and 643,750 shares which may be purchased pursuant to warrants exercisable within 60 days of November 20, 2023. Does not include 124,742 shares held by trusts for the children of Mr. Lyle Berman, for which Mr. Gary Raimist is trustee.

(5) Includes 16,157 shares which may be purchased pursuant to stock options exercisable within 60 days of November 20, 2023, and 51,250 shares which may be purchased pursuant to warrants exercisable within 60 days of November 20, 2023. Also includes 23,735 shares held by certain trusts for the children of Mr. Bradley Berman, and 6,195 shares owned by Mr. Bradley Berman’s spouse.

(6) Includes 97,058 shares held by Christopher R. & Lynda M. Ludeman JTWROS. Includes 16,101 shares which may be purchased pursuant to stock options exercisable within 60 days of November 20, 2023.

(7) Includes 175,000 shares held by Ben J. Fischer JTWROS Laree P. Hulshoff JTWROS.

(8) Includes 353,847 shares held by BC Marketing, LLC. The principal business address of the stockholder is 1918 N. Olive Street #350, Dallas, TX 75201. Also includes 15,385 shares held by Eva Klimczak Bengoa in trust of Carlos Bengoa.

ANNUAL REPORT ON FORM 10-K AND ADDITIONAL INFORMATION

Information Available

The Company is subject to the information and reporting requirements of the Exchange Act and in accordance with the Exchange Act, the Company files periodic reports, documents and other information with the SEC relating to its business, financial statements and other matters, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, and any reports prior to or subsequent to that date.

Our website address is www.sowginc.com. We make available on this website, free of charge, our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports after we electronically file those materials with, or furnish those materials to, the SEC. The Company’s filings with the SEC are also available to the public from the SEC’s website, http://www.sec.gov.

Stockholder Communications

Stockholders wishing to communicate with the Board may direct such communications to the Board c/o the Company, Attn: Claudia Goldfarb. Ms. Goldfarb will present a summary of all stockholder communications to the Board at subsequent Board meetings. The directors will have the opportunity to review the actual communications at their discretion.

Delivery of Documents To Security Holders Sharing An Address

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement, to the Company at 1440 North Union Bower Rd, Irving, TX 75061.

If multiple stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may send notification to or call the Company’s principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.

By Order of the Board of Directors

/s/ Claudia Goldfarb
Name: Claudia Goldfarb
Title: Chief Executive Officer

ANNEX A

2024 Plan

See attached.

SOW GOOD, INC.

2024 STOCK INCENTIVE PLAN

Effective Date: [____________]

Page

Section 1.	ESTABLISHMENT AND PURPOSE.	1

Section 2.	DEFINITIONS.	1
(a) “2012 Plan”		1
(b) “2016 Plan”		1
(c) “2018 Plan”		1
(d) “2020 Plan”.		1
(e) “Affiliate”		1
(f) “Award”		1
(g) “Award Agreement”		1
(h) “Board of Directors” or “Board”		1
(i) “Cash-Based Award”		1
(j) “Change in Control”		1
(k) “Code”		3
(l) “Committee”		3
(m) “Company”		3
(n) “Consultant”		3
(o) “Disability”		3
(p) “Employee”		3
(q) “Exchange Act”		3
(r) “Exercise Price”		3
(s) “Fair Market Value”		4
(t) “ISO”		4
(u) “Nonstatutory Option” or “NSO”		4
(v) “Option”		4
(w) “Outside Director”		4
(x) “Parent”		4
(y) “Participant”		5
(z) “Plan”		5
(aa) “Purchase Price”		5
(bb) “Restricted Share”		5

SOW GOOD, INC.
2024 STOCK INCENTIVE PLAN

i

(cc) “SAR”		5
(dd) “Section 409A”		5
(ee) “Securities Act”		5
(ff) “Service”		5
(gg) “Share”		5
(hh) “Stock-Based Award”		5
(ii) “Stock Unit”		6
(jj) “Subsidiary”		6

Section 3.	ADMINISTRATION.	6
(a) Committee Composition		6
(b) Committee Appointment		6
(c) Committee Responsibilities		6

Section 4.	ELIGIBILITY.	8
(a) General Rule		8
(b) Ten-Percent Shareholders		8
(c) Attribution Rules		8
(d) Outstanding Stock		8

Section 5.	STOCK SUBJECT TO PLAN; Outside director COMPENSATION limit.	8
(a) Basic Limitation		8
(b) Additional Shares		9
(c) Substitution and Assumption of Awards		9
(d) Outside Director Compensation Limit		9

Section 6.	RESTRICTED SHARES.	9
(a) Restricted Share Award Agreement		9
(b) Payment for Awards		10
(c) Vesting		10
(d) Voting and Dividend Rights		10
(e) Restrictions on Transfer of Shares		10

Section 7.	TERMS AND CONDITIONS OF OPTIONS.	10
(a) Stock Option Award Agreement		10

(b) Number of Shares		11
(c) Exercise Price		11
(d) Withholding Taxes		11
(e) Exercisability and Term		11
(f) Exercise of Options		11
(g) Effect of Change in Control		11
(h) No Rights as a Stockholder		12
(i) Modification, Extension and Renewal of Options		12
(j) Restrictions on Transfer of Shares		12
(k) Buyout Provisions		12

Section 8.	PAYMENT FOR SHARES.	12
(a) General Rule		12
(b) Surrender of Stock		12
(c) Services Rendered		12
(d) Cashless Exercise		13
(e) Exercise/Pledge		13
(f) Net Exercise		13
(g) Promissory Note		13
(h) Other Forms of Payment		13
(i) Limitations under Applicable Law		13

Section 9.	STOCK APPRECIATION RIGHTS.	13
(a) SAR Award Agreement		13
(b) Number of Shares		13
(c) Exercise Price		14
(d) Exercisability and Term		14
(e) Effect of Change in Control		14
(f) Exercise of SARs		14
(g) Modification, Extension or Assumption of SARs		14
(h) Buyout Provisions		14

Section 10.	STOCK UNITS.	15
(a) Stock Unit Award Agreement		15
(b) Payment for Awards		15

(c) Vesting Conditions		15
(d) Voting and Dividend Rights		15
(e) Form and Time of Settlement of Stock Units		15
(f) Death of Participant		16
(g) Creditors’ Rights		16

Section 11.	CASH-BASED AWARDS AND STOCK BASED AWARDS.	16

Section 12.	ADJUSTMENT OF SHARES.	16
(a) Adjustments		16
(b) Dissolution or Liquidation		17
(c) Merger or Reorganization		17
(d) Reservation of Rights		18

Section 13.	DEFERRAL OF AWARDS.	18
(a) Committee Powers		18
(b) General Rules		18

Section 14.	AWARDS UNDER OTHER PLANS.	19

Section 15.	PAYMENT OF DIRECTOR’S FEES IN SECURITIES.	19
(a) Effective Date		19
(b) Elections to Receive NSOs, SARs, Restricted Shares, or Stock Units		19
(c) Number and Terms of NSOs, SARs, Restricted Shares or Stock Units		19

Section 16.	LEGAL AND REGULATORY REQUIREMENTS.	19

Section 17.	TAXES.	20
(a) Withholding Taxes		20
(b) Share Withholding		20
(c) Section 409A		20

Section 18.	TRANSFERABILITY.	20

Section 19.	PERFORMANCE BASED AWARDS.	20

Section 20.	RECOUPMENT.	21

Section 21.	NO EMPLOYMENT RIGHTS.	21

Section 22.	DURATION AND AMENDMENTS.	21

(a) Term of the Plan		21
(b) Right to Amend the Plan		21
(c) Effect of Termination		21

Section 23.	AWARDS TO PARTICIPANTS outside the United States.	22

Section 24.	GOVERNING LAW.	22

Section 25.	SUCCESSORS AND ASSIGNS.	22

Section 26.	EXECUTION.	23

SOW GOOD, INC.

2024 STOCK INCENTIVE PLAN

ESTABLISHMENT AND PURPOSE.

The Plan is effective as of the date the Company’s conversion to a Delaware corporation is effective (the “Effective Date”). The Plan’s purpose is to enhance the Company’s ability to attract, retain, incent, reward, and motivate persons who make (or are expected to make) important contributions to the Company and/or its Subsidiaries and Affiliates by providing Participants with equity ownership and other incentive opportunities.

DEFINITIONS.

“2012 Plan” means the Amended and Restated Black Ridge Oil & Gas, Inc. 2012 Stock Incentive Plan.

(b)    “2016 Plan” means the Black Ridge Oil & Gas, Inc. 2016 Stock Incentive Plan.

(c)    “2018 Plan” means the Black Ridge Oil & Gas, Inc. 2018 Management Incentive Plan.

(d)    “2020 Plan” means the Black Ridge Oil & Gas Inc. 2020 Stock Incentive Plan.

(e)    “Affiliate” means any entity other than a Subsidiary of the Company and/or one or more Subsidiaries own not less than fifty percent (50%) of such entity.

“Award” means any award of an Option, an SAR, a Restricted Share, a Stock Unit, a Stock-Based Award, or a Cash-Based Award under the Plan.

“Award Agreement” means the agreement between the Company and the recipient of an Award which contains the terms, conditions and restrictions pertaining to such Award.

“Board of Directors” or “Board” means the Board of Directors of the Company, as constituted from time to time.

“Cash-Based Award” means an Award that entitles the Participant to receive a cash-denominated payment.

“Change in Control” means the occurrence of any of the following events:

A change in the composition of the Board occurs as a result of which fewer than one-half of the incumbent directors are directors who either:

Had been directors of the Company on the “look-back date” (as defined below) (the “original directors”); or

Were elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the aggregate of the original directors who were still in office at the time of the election or nomination and the directors whose election or nomination was previously so approved (the “continuing directors”);

provided, however, that for this purpose, the “original directors” and “continuing directors” shall not include any individual whose initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a person other than the Board;

Except for Claudia Goldfarb or Ira Goldfarb, alone or together, any “person” (as defined below) who by the acquisition or aggregation of securities, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of directors (the “Base Capital Stock”); except that any change in the relative beneficial ownership of the Company’s securities by any person resulting solely from a reduction in the aggregate number of outstanding Shares of Base Capital Stock, and any decrease thereafter in such person’s ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person’s beneficial ownership of any securities of the Company;

The consummation of a merger or consolidation of the Company or a Subsidiary of the Company with or into another entity or any other corporate reorganization, if persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization fifty percent (50%) or more of the voting power of the outstanding securities of each of (A) the Company (or its successor) and (B) any direct or indirect parent corporation of the Company (or its successor); or

The sale, transfer, or other disposition of all or substantially all of the Company’s assets.

For purposes of subsection (g)(i) above, the term “look-back” date means the later of (1) the Effective Date and (2) the date that is twenty-four (24) months prior to the date of the event that may constitute a Change in Control.

For purposes of subsection (g)(ii) above, the term “person” shall have the same meaning as when used in Sections 13(d) and 14(d) of the Exchange Act, but shall exclude (1) a trustee or other fiduciary holding securities under an employee benefit plan maintained by the Company or a Parent or Subsidiary, (2) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the Stock, and (3) the Company or any Subsidiary of the Company.

Any other provision of this Section 2(g) notwithstanding, a transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction, and a Change in Control shall not be deemed to occur if the Company files a registration statement with the United States Securities and Exchange Commission (the “SEC”) in connection with an initial or secondary public offering of securities or debt of the Company to the public or on account of any transaction or series of transactions principally for bona fide equity financing purposes in which cash is received by the Company or any successor or indebtedness of the Company is cancelled or converted or a combination thereof.

“Code” means the United States Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

“Committee” means the Compensation Committee of the Board as designated by the Board which is authorized to administer the Plan as described in Section 3 hereof.

“Company” means Sow Good, Inc., a Delaware corporation, including any successor thereto.

“Consultant” means an individual who is a consultant or advisor and who provides bona fide services to the Company, a Parent, a Subsidiary, or an Affiliate as an independent contractor (not including service as a member of the Board) or a member of the board of directors of a Parent or a Subsidiary, in each case who is not an Employee.

“Disability” means any permanent and total disability as defined by Section 22(e)(3) of the Code, or in the case of a Participant outside the United States, such other definition as determined by the Committee for purposes of the Plan taking into consideration the provisions of applicable law.

“Employee” means any individual who is a common-law employee of the Company, a Parent, a Subsidiary, or an Affiliate.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exercise Price” means, in the case of an Option, the amount for which one Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Award Agreement. “Exercise Price” means, in the case of an SAR, an amount, as specified in the applicable SAR Award Agreement, which is subtracted from the Fair Market Value of one Share in determining the amount payable upon exercise of such SAR.

“Fair Market Value” with respect to a Share means the market price of one Share determined by the Committee as follows:

If the Share was traded over-the-counter on the date in question, then the Fair Market Value shall be equal to the last transaction price quoted for such date by the OTC Bulletin Board or, if not so quoted, shall be equal to the mean between the last reported representative bid and asked prices quoted for such date by the principal automated inter-dealer quotation system on which the Shares are quoted or, if the Shares are not quoted on any such system, by the Pink Quote system;

If the Share was traded on any established stock exchange (such as the New York Stock Exchange, The Nasdaq Capital Market, The Nasdaq Global Market or The Nasdaq Global Select Market) or national market system on the date in question, then the Fair Market Value shall be equal to the closing price reported for such date by the applicable exchange or system; or

If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

The determination of fair market value for purposes of tax withholding may be made in the Committee’s discretion subject to applicable law and is not required to be consistent with the determination of Fair Market Value for other purposes.

In all cases, the determination of Fair Market Value by the Committee shall be conclusive and binding on all persons.

For any date that is not a trading day, the Fair Market Value of a Share for such date shall be determined under clauses (i) and (ii) above with reference to the immediately preceding trading day. In all cases, the determination of Fair Market Value by the Committee shall be conclusive and binding on all persons and shall be consistent with the rules of Section 409A and Section 422 of the Code to the extent applicable.

“ISO” means an Option intended to be an “incentive stock option” described in Section 422 of the Code. Each Option granted pursuant to the Plan will be treated as providing by its terms that it is to be an NSO unless, as of the date of grant, it is expressly designated as an ISO in the applicable Stock Option Award Agreement.

“Nonstatutory Option” or “NSO” means an Option that is not an ISO.

“Option” means an option entitling the holder to acquire Shares upon payment of the exercise price.

“Outside Director” means a member of the Board who is not a common-law employee of, or paid consultant to, the Company, a Parent or a Subsidiary.

“Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be a Parent commencing as of such date.

“Participant” means a person who holds an Award.

“Plan” means this 2024 Stock Incentive Plan of Sow Good, Inc., as amended from time to time.

“Purchase Price” means the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option or SAR), as specified by the Committee.

“Restricted Share” means a Share subject to restrictions requiring that it be forfeited, redelivered or offered for sale to the Company if specified performance or other vesting conditions are not satisfied awarded under the Plan.

“SAR” means a right entitling the holder upon exercise to receive an amount (payable in cash or in Shares of equivalent value) equal to the excess of the Fair Market Value of the Shares subject to the right over the Exercise Price from which appreciation under the SAR is to be measured.

“Section 409A” means Section 409A of the Code.

“Securities Act” means the United States Securities Act of 1933, as amended, the rules and regulations promulgated thereunder.

“Service” means service as an Employee, Consultant or Outside Director, subject to such further limitations as may be set forth in the Plan or the applicable Award Agreement.  Service terminates three (3) months after an Employee goes on a bona fide leave of absence, that was approved by the Company in writing, except where the terms of the approved leave provide otherwise, or when continued Service crediting is required by applicable law.  For purposes of determining whether an Option is entitled to ISO status, an Employee’s employment will be treated as terminating three (3) months after such Employee went on leave, unless such Employee’s right to return to active work is guaranteed by law or by a contract.  Service terminates in any event when the approved leave ends, unless such Employee immediately returns to active work.  The Administrator determines which leaves of absence count toward Service, and when Service terminates for all purposes under the Plan. Unless a different treatment is approved by the Administrator, vesting will be adjusted pro-rata for any approved reductions in work hours (for example, from full-time to part-time) other than due to an approved leave of absence as discussed in the prior sentence (i.e., the portion of the award vesting on each vesting date is reduced pro-rata based on the reduction in hours worked).

“Share” means one share of common stock, par value $0.0001 per share, of the Company as adjusted in accordance with Section 12 (if applicable).

“Stock-Based Award” means an Award other than an Option, an SAR, a Restricted Share, a Stock Unit that is convertible into or otherwise based on Shares.

“Stock Unit” means a bookkeeping entry representing the Company’s obligation to deliver one Share (or distribute cash measured by the value of a Share on a future date) and may be subject to the satisfaction of performance or other vesting conditions.

“Subsidiary” means any corporation, if the Company owns and/or one or more other Subsidiaries own not less than fifty percent (50%) of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date. The determination of whether an entity is a “Subsidiary” shall be made in accordance with Section 424(f) of the Code.

ADMINISTRATION.

Committee Composition. The Plan shall be administered by a Committee appointed by the Board, or by the Board acting as the Committee. The Committee shall consist of two or more directors of the Company. In addition, to the extent required by the Board, the composition of the Committee shall satisfy such requirements of the New York Stock Exchange or the Nasdaq Stock Market, as applicable, and as the SEC may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act.

Committee Appointment. The Board may also appoint one or more separate committees of the Board, each composed of one or more directors of the Company who need not satisfy the requirements of Section 3(a), who may administer the Plan, grant Awards under the Plan and determine all terms of such grants, in each case with respect to all Employees, Consultants and Outside Directors (except such as may be on such committee), provided that such committee or committees may perform these functions only with respect to Employees who are not considered officers or directors of the Company under Section 16 of the Exchange Act. Within the limitations of the preceding sentence, any reference in the Plan to the Committee shall include such committee or committees appointed pursuant to the preceding sentence. To the extent permitted by applicable laws, the Board or Committee may also authorize one or more officers of the Company to designate Employees, other than officers under Section 16 of the Exchange Act, to receive Awards and/or to determine the number of such Awards to be received by such persons; provided, however, that the Board or Committee shall specify the total number of Awards that such officers may so award.

Committee Responsibilities. Subject to the provisions of the Plan, the Committee shall have full authority and discretion to take the following actions:

To interpret the Plan and to apply its provisions;

To adopt, amend, or rescind rules, procedures, and forms relating to the Plan;

To adopt, amend, or terminate sub-plans established for the purpose of satisfying applicable foreign laws including qualifying for preferred tax treatment under applicable foreign tax laws;

To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

To determine when Awards are to be granted under the Plan;

To select the Participants to whom Awards are to be granted;

To determine the type of Award and number of Shares or amount of cash to be made subject to each Award;

To prescribe the terms and conditions of each Award, including (without limitation) the Exercise Price and Purchase Price, and the vesting or duration of the Award (including accelerating the vesting of Awards, either at the time of the Award or thereafter, without the consent of the Participant), to determine whether an Option is to be classified as an ISO or as an NSO, and to specify the provisions of the agreement relating to such Award;

To amend any outstanding Award Agreement, subject to applicable legal restrictions and to the consent of the Participant if the Participant’s rights or obligations would be materially impaired;

To prescribe the consideration for the grant of each Award or other right under the Plan and to determine the sufficiency of such consideration;

To determine the disposition of each Award or other right under the Plan in the event of a Participant’s divorce or dissolution of marriage;

To determine whether Awards under the Plan will be granted in replacement of other grants under an incentive or other compensation plan of an acquired business;

To correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award Agreement;

To establish or verify the extent of satisfaction of any performance goals or other conditions applicable to the grant, issuance, exercisability, vesting, and/or ability to retain any Award; and

To take any other actions deemed necessary or advisable for the administration of the Plan.

Subject to the requirements of applicable law, the Committee may designate persons other than members of the Committee to carry out its responsibilities and may prescribe such conditions and limitations as it may deem appropriate, except that the Committee may not delegate its authority to another person with regard to the selection for participation of or the granting of Awards under the Plan to persons subject to Section 16 of the Exchange Act. All decisions, interpretations and other actions of the Committee shall be final and binding on all Participants and all persons deriving their rights from a Participant. No member of the Committee shall be liable for any action that such member of the Committee has taken or has failed to take in good faith with respect to the Plan or any Award under the Plan.

ELIGIBILITY.

General Rule. The Committee will select Participants from among Employees, Consultants and Outside Directors. Eligibility for ISOs is limited to individuals described in the first sentence of this Section 4(a) who are employees of the Company or of a “parent corporation” or “subsidiary corporation” of the Company as those terms are defined in Section 424 of the Code. Eligibility for Stock Options, other than ISOs, and SARs is limited to individuals described in the first sentence of this Section 4(a) who are providing direct services on the date of grant of the Award to the Company or to a subsidiary of the Company that would be described in the first sentence of Section 1.409A-1(b)(5)(iii)(E) of the United States Treasury Regulations.

Ten-Percent Shareholders. An Employee who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, a Parent or Subsidiary shall not be eligible for the grant of an ISO unless such grant satisfies the requirements of Section 422(c)(5) of the Code.

Attribution Rules. For purposes of Section 4(b) above, in determining stock ownership, an Employee shall be deemed to own the stock owned, directly or indirectly, by or for such Employee’s brothers, sisters, spouse, ancestors, and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust shall be deemed to be owned proportionately by or for its shareholder, partners, or beneficiaries.

Outstanding Stock. For purposes of Section 4(b) above, “outstanding stock” shall include all stock actually issued and outstanding immediately after the grant. “Outstanding stock” shall not include Shares authorized for issuance under outstanding options held by the Employee or by any other person.

STOCK SUBJECT TO PLAN; OUTSIDE DIRECTOR COMPENSATION LIMIT.

Basic Limitation. Shares offered under the Plan shall be authorized but unissued shares or treasury shares. The maximum aggregate number of Shares authorized for issuance as Awards under the Plan shall not exceed (i) 3,000,000 Shares (the “Share Reserve”), including (ii) the number of reserved Shares not issued or subject to outstanding grants under the 2012 Plan on the Effective Date, including (iii) the number of reserved Shares not issued or subject to outstanding grants under the 2016 Plan on the Effective Date, including (iv) the number of reserved Shares not issued or subject to outstanding grants under the 2018 Plan on the Effective Date, including (v) the number of reserved Shares not issued or subject to outstanding grants under the 2020 Plan on the Effective Date, plus (vi) an annual increase on the first day of each calendar year for a period of not more than ten years beginning on January 1, 2025 and ending on (and including) January 1, 2034, in an amount equal to (x) five percent (5%) of the total number of Shares outstanding on the last day of the immediately preceding calendar year or (y) such lesser amount (including zero) that the Committee or Board determines for purposes of the annual increase for that calendar year. Notwithstanding the foregoing, the number of Shares that may be delivered in the aggregate pursuant to the exercise of ISOs granted under the Plan shall not exceed five (5) times the number of Shares provided under clause (i) above plus, to the extent allowable under Section 422 of the Code, any Shares that become available for issuance under the Plan pursuant to Section 5(b), but nothing in this Section 5 will be construed as requiring that any, or any fixed number of, ISOs be awarded under the Plan. The limitations of this Section 5(a) shall be subject to adjustment pursuant to Section 12. The number of Shares that are subject to Awards outstanding at any time under the Plan shall not exceed the number of Shares which then remain available for issuance under the Plan. The Company shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

Additional Shares. If Restricted Shares or Shares issued upon the exercise of options are forfeited, then such Restricted Shares or Shares shall again become available for Awards under the Plan. If Stock Units, Options, or SARs are forfeited or terminate for any reason before being exercised or settled, or an Award is settled in cash without the delivery of Shares to the holder, then the corresponding Shares shall again become available for Awards under the Plan. If Stock Units or SARs are settled, then only the number of Shares (if any) actually issued in settlement of such Stock Units or SARs shall reduce the number available in Section 5(a) and the balance (including any Shares withheld to satisfy tax withholding obligations) shall again become available for Awards under the Plan. Any Shares withheld to satisfy the Exercise Price or tax withholding obligation pursuant to any Award of Options or SARs shall be added back to the Shares available for Awards under the Plan. Notwithstanding the foregoing provisions of this Section 5(b), Shares that have actually been issued shall not again become available for Awards under the Plan except for Shares that are forfeited and do not become vested.

Substitution and Assumption of Awards. The Committee may make Awards under the Plan by assumption, substitution, or replacement of stock options, stock appreciation rights, stock units, or similar awards granted by another entity (including a Parent or Subsidiary), if such assumption, substitution, or replacement is in connection with an asset acquisition, stock acquisition, merger, consolidation, or similar transaction involving the Company (and/or its Parent or Subsidiary) and such other entity (and/or its affiliate). The terms of such assumed, substituted, or replaced Awards shall be as the Committee, in its discretion, determines is appropriate, notwithstanding limitations on Awards in the Plan. Any such substitute or assumed Awards shall not count against the Share limitation set forth in Section 5(a) (nor shall Shares subject to such Awards be added to the Shares available for Awards under the Plan as provided in Section 5(b) above), except that Shares acquired by exercise of substitute ISOs will count against the maximum number of Shares that may be issued pursuant to the exercise of ISOs under the Plan.

Outside Director Compensation Limit. The maximum number of Shares subject to Awards granted under the Plan during any one calendar year to any Outside Director taken together with any cash fees paid by the Company to such Outside Director during such calendar year for service on the Board (other than the calendar year in which an Outside Director commences service on the Board), will not exceed seven hundred and fifty thousand dollars ($750,000) in total value (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes), or, with respect to the calendar year in which an Outside Director is first appointed or elected to the Board, one million dollars ($1,000,000).

RESTRICTED SHARES.

Restricted Share Award Agreement. Each grant of Restricted Shares under the Plan shall be evidenced by a Restricted Share Award Agreement between the Participant and the Company. Such Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Share Award Agreements entered into under the Plan need not be identical.

Payment for Awards. Restricted Shares may be sold or awarded under the Plan for such consideration as the Committee may determine, including (without limitation) cash, cash equivalents, full-recourse promissory notes, past services, and future services.

Vesting. Each Award of Restricted Shares may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Share Award Agreement. A Restricted Share Award Agreement may provide for accelerated vesting in the event of the Participant’s death, Disability or retirement or other events. The Committee may determine, at the time of granting Restricted Shares or thereafter, that all or part of such Restricted Shares shall become vested in the event that a Change in Control occurs with respect to the Company.

Voting and Dividend Rights. A holder of Restricted Shares awarded under the Plan shall have the same voting, dividend, and other rights as the Company’s other shareholder, except that in the case of any unvested Restricted Shares, the holder shall not be entitled to any dividends or other distributions paid or distributed by the Company in respect of outstanding Shares. Notwithstanding the foregoing, at the Committee’s discretion, the holder of unvested Restricted Shares may be credited with such dividends and other distributions, provided that such dividends and other distributions shall be paid or distributed to the holder only if, when and to the extent such unvested Restricted Shares vest. The value of dividends and other distributions payable or distributable with respect to any unvested Restricted Shares that do not vest shall be forfeited. At the Committee’s discretion, the Restricted Share Award Agreement may require that the holder of Restricted Shares invest any cash dividends received in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions as the Award with respect to which the dividend was paid. For the avoidance of doubt, other than with respect to the right to receive dividends and other distributions, the holders of unvested Restricted Shares shall have the same voting rights and other rights as the Company’s other shareholder in respect of such unvested Restricted Shares.

Restrictions on Transfer of Shares. Restricted Shares shall be subject to such rights of repurchase, rights of first refusal, or other restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Restricted Share Award Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

TERMS AND CONDITIONS OF OPTIONS.

Stock Option Award Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Award Agreement between the Participant and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Award Agreement. The Stock Option Award Agreement shall specify whether the Option is an ISO or an NSO. The provisions of the various Stock Option Award Agreements entered into under the Plan need not be identical.

Number of Shares. Each Stock Option Award Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 12.

Exercise Price. Each Stock Option Award Agreement shall specify the Exercise Price. The Exercise Price of an ISO shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant (one hundred and ten percent (110%) for ISOs granted to Employees described in Section 4(b)), and the Exercise Price of an NSO shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant. Notwithstanding the foregoing, Options may be granted with an Exercise Price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code. Subject to the foregoing in this Section 7(c), the Exercise Price under any Option shall be determined by the Committee in its sole discretion. The Exercise Price shall be payable in one of the forms described in Section 8.

Withholding Taxes. As a condition to the exercise of an Option, the Participant shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise. The Participant shall also make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.

Exercisability and Term. Each Stock Option Award Agreement shall specify the date when all or any installment of the Option is to become exercisable. The Stock Option Award Agreement shall also specify the term of the Option; provided that the term of an option shall in no event exceed ten (10) years from the date of grant (five (5) years for ISOs granted to Employees described in Section 4(b)). A Stock Option Award Agreement may provide for accelerated exercisability in the event of the Participant’s death, Disability, or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Participant’s Service. Options may be awarded in combination with SARs, and such an Award may provide that the Options will not be exercisable unless the related SARs are forfeited. Subject to the foregoing in this Section 7(e), the Committee in its sole discretion shall determine when all or any installment of an Option is to become exercisable and when an Option is to expire.

Exercise of Options. Each Stock Option Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant’s Service with the Company and its Subsidiaries, and the right to exercise the Option of any executors or administrators of the Participant’s estate or any person who has acquired such Option(s) directly from the Participant by bequest or inheritance. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.

Effect of Change in Control. The Committee may determine, at the time of granting an Option or thereafter, that such Option shall become exercisable as to all or part of the Shares subject to such Option in the event that a Change in Control occurs with respect to the Company.

No Rights as a Stockholder. A Participant shall have no rights as a stockholder with respect to any Shares covered by an Option or other Award until the date of issuance of a stock certificate or other evidence of ownership for such Shares or until the Participant’s ownership of such Shares shall have been entered into the books of the registrar in the case of uncertificated shares. No adjustments shall be made, except as provided in Section 12.

Modification, Extension and Renewal of Options. Within the limitations of the Plan, the Committee may modify, extend, or renew outstanding options or may accept the cancellation of outstanding options (to the extent not previously exercised), whether or not granted hereunder, in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price, or in return for the grant of a different Award for the same or a different number of Shares or for cash. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Participant, materially impair the Participant’s rights or obligations under such Option; provided, however, that an amendment or modification that may cause an ISO to become an NSO, and any amendment or modification that is required to comply with the rules applicable to ISOs, shall not be treated as materially impairing the rights or obligations of the Participant.

Restrictions on Transfer of Shares. Any Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal, and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Option Award Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

Buyout Provisions. The Committee may at any time (i) offer to buy out for a payment in cash or cash equivalents an Option previously granted or (ii) authorize a Participant to elect to cash out an Option previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.

PAYMENT FOR SHARES.

General Rule. The entire Exercise Price or Purchase Price of Shares issued under the Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as provided in Section 8(b) through Section 8(h) below.

Surrender of Stock. To the extent that a Stock Option Award Agreement so provides, payment may be made all or in part by surrendering, or attesting to the ownership of, Shares which have already been owned by the Participant or the Participant’s representative. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan. The Participant shall not surrender, or attest to the ownership of, Shares in payment of the Exercise Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes.

Services Rendered. At the discretion of the Committee, Shares may be awarded under the Plan in consideration of services rendered to the Company or a Subsidiary. If Shares are awarded without the payment of a Purchase Price in cash, the Committee shall make a determination (at the time of the Award) of the value of the services rendered by the Participant and the sufficiency of the consideration to meet the requirements of Section 6(b).

Cashless Exercise. To the extent that a Stock Option Award Agreement so provides, if the Stock is traded on an established securities market, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction by the Company to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

Exercise/Pledge. To the extent that a Stock Option Award Agreement so provides, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker or lender to pledge Shares, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of the aggregate Exercise Price.

Net Exercise. To the extent that a Stock Option Award Agreement so provides, by a “net exercise” arrangement pursuant to which the number of Shares issuable upon exercise of the Option shall be reduced by the largest whole number of Shares having an aggregate Fair Market Value that does not exceed the aggregate Exercise Price (plus tax withholdings, if applicable) and any remaining balance of the aggregate Exercise Price (and/or applicable tax withholdings) not satisfied by such reduction in the number of whole Shares to be issued shall be paid by the Participant in cash or any other form of payment permitted under the Stock Option Award Agreement.

Promissory Note. To the extent that a Stock Option Award Agreement or Restricted Share Award Agreement so provides, payment may be made all or in part by delivering (on a form prescribed by the Company) a full-recourse promissory note.

Other Forms of Payment. To the extent that a Stock Option Award Agreement or Restricted Share Award Agreement so provides, payment may be made in any other form that is consistent with applicable laws, regulations, and rules.

Limitations under Applicable Law. Notwithstanding anything herein or in a Stock Option Award Agreement or Restricted Share Award Agreement to the contrary, payment may not be made in any form that is unlawful, as determined by the Committee in its sole discretion.

STOCK APPRECIATION RIGHTS.

SAR Award Agreement. Each grant of an SAR under the Plan shall be evidenced by an SAR Award Agreement between the Participant and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various SAR Award Agreements entered into under the Plan need not be identical.

Number of Shares. Each SAR Award Agreement shall specify the number of Shares to which the SAR pertains and shall provide for the adjustment of such number in accordance with Section 12.

Exercise Price. Each SAR Award Agreement shall specify the Exercise Price. The Exercise Price of an SAR shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant. Notwithstanding the foregoing, SARs may be granted with an Exercise Price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code. Subject to the foregoing in this Section 9(c), the Exercise Price under any SAR shall be determined by the Committee in its sole discretion.

Exercisability and Term. Each SAR Award Agreement shall specify the date when all or any installment of the SAR is to become exercisable. The SAR Award Agreement shall also specify the term of the SAR provided that the term of the SAR shall in no event exceed ten (10) years from the date of grant. An SAR Award Agreement may provide for accelerated exercisability in the event of the Participant’s death, Disability, retirement, or other events and may provide for expiration prior to the end of its term in the event of the termination of the Participant’s Service. SARs may be awarded in combination with Options, and such an Award may provide that the SARs will not be exercisable unless the related Options are forfeited. An SAR may be included in an ISO only at the time of grant but may be included in an NSO at the time of grant or thereafter. An SAR granted under the Plan may provide that it will be exercisable only in the event of a Change in Control.

Effect of Change in Control. The Committee may determine, at the time of granting an SAR or thereafter, that such SAR shall become fully exercisable as to all Shares subject to such SAR in the event that a Change in Control occurs with respect to the Company.

Exercise of SARs. Upon exercise of an SAR, the Participant (or any person having the right to exercise the SAR after the Participant’s death) shall receive from the Company (i) Shares, (ii) cash or (iii) a combination of Shares and cash, as the Committee shall determine. The amount of cash and/or the Fair Market Value of Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Shares subject to the SARs exceeds the Exercise Price.

Modification, Extension or Assumption of SARs. Within the limitations of the Plan, the Committee may modify, extend, or assume outstanding SARs or may accept the cancellation of outstanding SARs (whether granted by the Company or by another issuer) in return for the grant of new SARs for the same or a different number of Shares and at the same or a different Exercise Price, or in return for the grant of a different Award for the same or a different number of Shares or cash. The foregoing notwithstanding, no modification of an SAR shall, without the consent of the holder, materially impair the Participant’s rights or obligations under such SAR.

Buyout Provisions. The Committee may at any time (i) offer to buy out for a payment in cash or cash equivalents an SAR previously granted, or (ii) authorize a Participant to elect to cash out an SAR previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.

STOCK UNITS.

Stock Unit Award Agreement. Each grant of Stock Units under the Plan shall be evidenced by a Stock Unit Award Agreement between the Participant and the Company. Such Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Stock Unit Award Agreements entered into under the Plan need not be identical.

Payment for Awards. To the extent that an Award is granted in the form of Stock Units, no cash consideration shall be required of the Award recipients.

Vesting Conditions. Each Award of Stock Units may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Stock Unit Award Agreement. A Stock Unit Award Agreement may provide for accelerated vesting in the event of the Participant’s death, Disability, retirement, or other events. The Committee may determine, at the time of granting Stock Units or thereafter, that all or part of such Stock Units shall become vested in the event that a Change in Control occurs with respect to the Company.

Voting and Dividend Rights. The holders of Stock Units shall have no voting rights. Prior to settlement or forfeiture, any Stock Unit awarded under the Plan may, at the Committee’s discretion, carry with it a right to dividend equivalents. Such right, if awarded, entitles the holder to be credited with an amount equal to all cash dividends paid on one Share while the Stock Unit is outstanding. Settlement of dividend equivalents may be made in the form of cash, in the form of Shares, or in a combination of both. Dividend equivalents may also be converted into additional Stock Units at the Committee’s discretion. Dividend equivalents shall not be distributed prior to settlement of the Stock Unit to which the dividend equivalents pertain. Prior to distribution, any dividend equivalents shall be subject to the same conditions and restrictions (including without limitation, any forfeiture conditions) as the Stock Units to which they attach. The value of dividend equivalents payable or distributable with respect to any unvested Stock Units that do not vest shall be forfeited. Any entitlement to dividend equivalents or similar entitlements will be established and administered either consistent with an exemption from, or in compliance with, the applicable requirements of Section 409A to the extent applicable to the Participant.

Form and Time of Settlement of Stock Units. Settlement of vested Stock Units may be made in the form of (i) cash, (ii) Shares or (iii) any combination of both, as determined by the Committee. The actual number of Stock Units eligible for settlement may be larger or smaller than the number included in the original Award, based on predetermined performance factors. Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Shares over a series of trading days. A Stock Unit Award Agreement may provide that vested Stock Units may be settled in a lump sum or in installments. A Stock Unit Award Agreement may provide that the distribution may occur or commence when all vesting conditions applicable to the Stock Units have been satisfied or have lapsed, or it may be deferred to any later date, subject to compliance with Section 409A, to the extent applicable. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Section 12.

Death of Participant. Any Stock Unit Award that becomes payable after the Participant’s death shall be distributed to the Participant’s beneficiary or beneficiaries, provided the Committee has permitted the designation of a beneficiary and such beneficiary has been designated prior to the Participant’s death in a form acceptable to the Committee. Each recipient of a Stock Unit Award under the Plan shall designate one or more beneficiaries for this purpose by filing the prescribed form with the Company, provided the Committee has permitted the designation of beneficiaries. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Participant’s death. If the Committee has not permitted the designation of a beneficiary, if no beneficiary was designated or if no designated beneficiary survives the Participant, then any Stock Units Award that becomes payable after the Participant’s death shall be distributed to the Participant’s estate.

Creditors’ Rights. A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company subject to the terms and conditions of the applicable Stock Unit Award Agreement.

CASH-BASED AWARDS AND STOCK BASED AWARDS.

The Committee may, in its sole discretion, grant Cash-Based Awards and Stock-Based Awards to any Participant in such number or amount and upon such terms, and subject to such conditions, as the Committee shall determine at the time of grant and specify in an applicable Award Agreement. The Committee shall determine the maximum duration of the Cash-Based Award or Stock-Based Awards, the amount of cash which may be payable pursuant to the Cash-Based Award, the conditions upon which the Cash-Based Award or Stock-Based Awards shall become vested or payable, and such other provisions as the Committee shall determine. Each Cash-Based Award shall specify a cash-denominated payment amount, formula, or payment ranges as determined by the Committee. Payment, if any, with respect to a Cash-Based Award or Stock-Based Award shall be made in accordance with the terms of the Award and may be made in cash or in Shares, as the Committee determines.

ADJUSTMENT OF SHARES.

Adjustments.

Recapitalization Transactions. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the price of Shares, a combination or consolidation of the outstanding Stock (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, a spin-off or a similar occurrence, the Committee shall make appropriate and equitable adjustments in:

The class(es) and number of securities available for future Awards and the limitations set forth under Section 5;

The class(es) and number of securities covered by each outstanding Award; and

The Exercise Price under each outstanding Option and SAR.

Other adjustments. In the event of other transactions, the Committee may make such changes as provided in subsection (a) herein, as it determines are necessary or appropriate to avoid distortion in the operation of the Plan.

Committee’s Authority. The Committee’s determinations will be final, binding and conclusive.

Dissolution or Liquidation. To the extent not previously exercised or settled, Options, SARs and Stock Units shall terminate immediately prior to the dissolution or liquidation of the Company.

Merger or Reorganization. In the event that the Company is a party to a merger or other reorganization, outstanding Awards shall be subject to the agreement of merger or reorganization. Such agreement may provide for, without limitation, one or more of the following:

The continuation of the outstanding Awards by the Company, if the Company is a surviving corporation;

The assumption of the outstanding Awards by the surviving corporation or its parent or subsidiary;

The substitution by the surviving corporation or its parent or subsidiary of its own awards for the outstanding Awards;

Immediate vesting, exercisability, or settlement of outstanding Awards followed by the cancellation of such Awards upon or immediately prior to the effectiveness of such transaction;

Cancellation of the Award, to the extent not vested or not exercised prior to the effective time of the merger or reorganization, in exchange for such cash or equity consideration (including no consideration) as the Committee, in its sole discretion, may consider appropriate; or

Settlement of the intrinsic value of the outstanding Awards (whether or not then vested or exercisable) in cash or cash equivalents or equity (including cash or equity subject to deferred vesting and delivery consistent with the vesting restrictions applicable to such Awards or the underlying Shares) followed by the cancellation of such Awards (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the Committee determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment), provided that any such amount may be delayed to the same extent that payment of consideration to the holders of Stock in connection with the merger or reorganization is delayed as a result of escrows, earnouts, holdbacks or other contingencies;

in each case without the Participant’s consent. Any acceleration of payment of an amount that is subject to Section 409A will be delayed, if necessary, until the earliest time that such payment would be permissible under Section 409A without triggering any additional taxes applicable under Section 409A. Any actions hereunder will comply with, or be exempt from, Section 409A to the extent determined by the Committee to be reasonably practicable.

The Company will have no obligation to treat all Awards, all Awards held by a Participant, or all Awards of the same type, similarly.

Reservation of Rights. Except as provided in this Section 12, a Participant shall have no rights by reason of any subdivision or consolidation of Shares of stock of any class, the payment of any dividend or any other increase or decrease in the number of Shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Award. The grant of an Award pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell, or transfer all or any part of its business or assets. In the event of any potential change affecting the Shares or the Exercise Price of Shares subject to an Award, including a merger or other reorganization, for reasons of administrative convenience, the Company in its sole discretion may refuse to permit the exercise of any Award during a period of up to thirty (30) days prior to the occurrence of such event.

DEFERRAL OF AWARDS.

Committee Powers. Subject to compliance with Section 409A, the Committee (in its sole discretion) may permit or require a Participant to:

Have cash that otherwise would be paid to such Participant as a result of the exercise of an SAR or the settlement of Stock Units credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company’s books;

Have Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR converted into an equal number of Stock Units; or

Have Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR or the settlement of Stock Units converted into amounts credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company’s books.

Such amounts shall be determined by reference to the Fair Market Value of such Shares as of the date when they otherwise would have been delivered to such Participant.

General Rules. A deferred compensation account established under this Section 13 may be credited with interest or other forms of investment return, as determined by the Committee. A Participant for whom such an account is established shall have no rights other than those of a general creditor of the Company. Such an account shall represent an unfunded and unsecured obligation of the Company and shall be subject to the terms and conditions of the applicable agreement between such Participant and the Company. If the deferral or conversion of Awards is permitted or required, the Committee (in its sole discretion) may establish rules, procedures, and forms pertaining to such Awards, including (without limitation) the settlement of deferred compensation accounts established under this Section 13.

AWARDS UNDER OTHER PLANS.

The Company may grant awards under other plans or programs. Such awards may be settled in the form of Shares issued under the Plan. Such Shares shall be treated for all purposes under the Plan like Shares issued in settlement of Stock Units and shall, when issued, reduce the number of Shares available under Section 5.

PAYMENT OF DIRECTOR’S FEES IN SECURITIES.

Effective Date. No provision of this Section 15 shall be effective unless and until the Board has determined to implement such provision.

Elections to Receive NSOs, SARs, Restricted Shares, or Stock Units. An Outside Director may elect to receive the Outside Director’s annual retainer payments and/or meeting fees from the Company in the form of cash, NSOs, SARs, Restricted Shares, Stock Units, or a combination thereof, as determined by the Board. Alternatively, the Board may mandate payment in any of such alternative forms. Such NSOs, SARs, Restricted Shares, and Stock Units shall be issued under the Plan. An election under this Section 15 shall be filed with the Company on the prescribed form.

Number and Terms of NSOs, SARs, Restricted Shares or Stock Units. The number of NSOs, SARs, Restricted Shares, or Stock Units to be granted to Outside Directors in lieu of annual retainers and meeting fees that would otherwise be paid in cash shall be calculated in a manner determined by the Board. The terms of such NSOs, SARs, Restricted Shares, or Stock Units shall also be determined by the Board.

LEGAL AND REGULATORY REQUIREMENTS.

Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act, United States state securities laws and regulations, the regulations of any stock exchange on which the Company’s securities may then be listed and any foreign securities, exchange control or other applicable laws, and the Company has obtained the approval or favorable ruling from any governmental agency which the Company determines is necessary or advisable. The Company shall not be liable to a Participant or other persons as to: (a) the non-issuance or sale of Shares as to which the Company has not obtained from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares under the Plan; and (b) any tax consequences expected, but not realized, by any Participant or other person due to the receipt, exercise or settlement of any Award granted under the Plan.

TAXES.

Withholding Taxes. To the extent required by applicable federal, state, local, or foreign law, a Participant or the Participant’s successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied.

Share Withholding. The Committee may permit a Participant to satisfy all or part of the Participant’s withholding or income tax obligations by having the Company withhold all or a portion of any Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Shares that the Participant previously acquired. Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. In no event may a Participant have Shares withheld that would otherwise be issued to him or her in excess of the number necessary to satisfy the maximum legally required tax withholding.

Section 409A. Each Award that provides for “nonqualified deferred compensation” within the meaning of Section 409A shall be subject to such additional rules and requirements as specified by the Committee from time to time in order to comply with Section 409A. If any amount under such an Award is payable upon a “separation from service” (within the meaning of Section 409A) to a Participant who is then considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six (6) months and one day after the Participant’s separation from service, or (ii) the Participant’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties, and/or additional tax imposed pursuant to Section 409A. In addition, the settlement of any such Award may not be accelerated except to the extent permitted by Section 409A.

TRANSFERABILITY.

Unless the agreement evidencing an Award (or an amendment thereto authorized by the Committee) expressly provides otherwise, no Award granted under the Plan, nor any interest in such Award, may be sold, assigned, conveyed, gifted, pledged, hypothecated, or otherwise transferred in any manner (prior to the vesting and lapse of any and all restrictions applicable to Shares issued under such Award), other than by will or the laws of descent and distribution; provided, however, that an ISO may be transferred or assigned only to the extent consistent with Section 422 of the Code. Any purported assignment, transfer, or encumbrance in violation of this Section 18 shall be void and unenforceable against the Company.

PERFORMANCE BASED AWARDS.

The number of Shares or other benefits granted, issued, retained, and/or vested under an Award may be made subject to the attainment of performance goals. The Committee may utilize any performance criteria selected by it in its sole discretion to establish performance goals.

RECOUPMENT.

In the event that the Company is required to prepare restated financial results owing to an executive officer’s intentional misconduct or grossly negligent conduct, the Committee shall have the authority, to the extent permitted by applicable law, to require reimbursement or forfeiture to the Company of the amount of bonus or incentive compensation (whether cash-based or equity-based) such executive officer received during a fixed period, determined by the Committee, preceding the year the restatement is determined to be required, to the extent that such bonus or incentive compensation exceeds what the officer would have received based on an applicable restated performance measure or target. The Company will recoup incentive-based compensation from executive officers to the extent required under the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules, regulations and listing standards that may be issued under that act. Any right of recoupment under this provision will be in addition to, and not in lieu of, any other rights of recoupment that may be available to the Company. No recovery of compensation under any clawback policy or this Section 20 will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or any of its Subsidiaries or Affiliates.

NO EMPLOYMENT RIGHTS.

No provision of the Plan, nor any Award granted under the Plan, shall be construed to give any person any right to become, to be treated as, or to remain an Employee or Consultant. The Company and/or its Subsidiaries, as applicable, reserve the right to terminate any person’s Service at any time and for any reason, with or without notice.

DURATION AND AMENDMENTS.

Term of the Plan. The Plan, as set forth herein, shall come into existence on the date of its adoption by the Board; provided, however, that no Award may be granted hereunder prior to the Effective Date. The Board may suspend or terminate the Plan at any time. No ISOs may be granted after the tenth anniversary of the earlier of (i) the date the Plan is adopted by the Board or (ii) the date the Plan is approved the shareholders of the Company.

Right to Amend the Plan. The Board may amend the Plan at any time and from time to time. Rights and obligations under any Award granted before amendment of the Plan shall not be materially impaired by such amendment except with consent of the Participant. An amendment of the Plan shall be subject to the approval of the Company’s shareholders only to the extent required by applicable laws, regulations or rules.

Effect of Termination. No Awards shall be granted under the Plan after the termination thereof. The termination of the Plan shall not affect Awards previously granted under the Plan.

AWARDS TO PARTICIPANTS OUTSIDE THE UNITED STATES.

Notwithstanding any provision of the Plan to the contrary, to comply with the laws in countries outside the United States in which the Company and its Subsidiaries and Affiliates operate or in which Participants work or reside, the Committee, in its sole discretion, will have the power and authority to: (i) determine which Participants outside the United States will be eligible to participate in the Plan; (ii) modify the terms and conditions of any Award granted to Participants outside the United States; (iii) establish sub-plans and modify exercise procedures and other terms and procedures and rules, to the extent such actions may be necessary or advisable, including adoption of rules, procedures or sub-plans applicable to particular Subsidiaries and Affiliates or Participants in particular locations; provided that no such sub-plans and/or modifications shall take precedence over Section 3 of the Plan or otherwise require stockholder approval; (iv) take any action, before or after an Award is granted, that it deems advisable to obtain approval or to facilitate compliance with any necessary local governmental regulatory exemptions or approvals and (v) impose conditions on the exercise, vesting, or settlement of Awards in order to minimize the Company’s obligation with respect to tax equalization for Participants on assignments outside their home country. Without limiting the generality of the foregoing, the Committee is specifically authorized to adopt rules, procedures and sub-plans with provisions that limit or modify rights on eligibility to receive an Award under the Plan or on death, Disability, retirement or other termination of employment, available methods of exercise or settlement of an Award, payment of income tax, social insurance contributions and payroll taxes, the shifting of employer tax or social insurance contribution liability to a Participant, the withholding procedures and handling of any Share certificates or other indicia of ownership. Notwithstanding the foregoing, the Board will only take action and grant Awards that comply with applicable laws.

GOVERNING LAW.

The Plan and each Award Agreement shall be governed by the laws of the State of Delaware in the United States of America without application of the conflicts of law principles thereof.

SUCCESSORS AND ASSIGNS.

The terms of the Plan shall be binding upon and inure to the benefit of the Company and any successor entity, including any successor entity contemplated by Section 12(c).

[Remainder of Page Intentionally Blank]

EXECUTION.

To record the adoption of the Plan by the Board, the Company has caused its authorized officer to execute the same.

Sow Good, Inc. By: Name: Claudia Goldfarb Title: Chief Executive Officer Date:

ANNEX B

Plan of Conversion

See attached.

PLAN OF CONVERSION

OF

SOW GOOD INC.

(A Nevada corporation)

INTO

SOW GOOD INC.

(A Delaware corporation)

January [_], 2024

This Plan of Conversion (this “Plan”) is adopted by Sow Good Inc., a Nevada corporation (the “Converting Entity”), to convert into Sow Good Inc., a Delaware corporation (the “Converted Entity,” and together with the Converting Entity, the “Constituent Entities”), pursuant to Section 92A.105 and 92A.120 of the Nevada Revised Statutes (the “NRS”) and Section 265 of the Delaware General Corporation Law (the “DGCL”).

WHEREAS, the Converting Entity is a limited liability company duly organized and existing under the laws of the State of Nevada.

WHEREAS, the Board of Directors of the Converting Entity has determined that, for the purpose of changing the jurisdiction of incorporation of the Converting Entity, it is advisable and in the best interests of the Converting Entity to convert into a Delaware corporation, with the Converted Entity as the resulting entity, pursuant to Section 92A.120 of the NRS and Section 265 of the DGCL.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and in accordance with applicable law, the parties hereby agree as follows:

1.      Conversion and Continuing Existence. Upon the Effective Date, as defined below, in accordance with this Plan, the DGCL and the NRS, the Converting Entity shall convert into a Delaware corporation, with the Converted Entity as the resulting corporation (the “Conversion”), and the existence of the Converting Entity shall continue in the organizational form of the Converted Entity. The Converted Entity shall be incorporated, formed and organized as a corporation under the DGCL.

2.      Filing and Effectiveness. The Conversion shall become effective when the following actions shall have been completed:

         (a)          this Plan has been adopted and approved by the stockholders of the Converting Entity in accordance with the requirements of the NRS and the DGCL;

         (b)         the executed Certificate of Conversion and Certificate of Incorporation meeting the requirements of the DGCL shall have been filed with the Secretary of State of the State of Delaware; and

         (c)         the executed Certificate of Conversion meeting the requirements of the NRS shall have been filed with the Secretary of State of the State of Nevada (the date on all such conditions shall have been satisfied, the “Effective Date”).

3.      Effect of the Conversion. Pursuant to Section 92A.250 of the NRS, upon the Effective Date: (a) all of the rights, title and interests to all property owned by the Converting Entity shall continue to be owned, subject to any existing liens or other encumbrances on the property, by the converted entity in the new organizational form without reversion or impairment, further act or deed, or any transfer or assignment having occurred; and (b) all liabilities and obligations of the Converting Entity shall continue to be liabilities and obligations of the Converted Entity in the new organizational form without impairment or diminution because of the Conversion. Pursuant to Section 265(f) of the DGCL, upon the Effective Date the Converted Entity shall for all purposes of the laws of the State of Delaware be deemed to be the same entity as the Converting Entity, and all of the rights, privileges and powers of the Converting Entity and all property and debts due to the Converting Entity, as well as all causes of action belonging to the Converting Entity, shall remain vested in the Converted Entity and shall be the property of the Converted Entity. Upon the Effective Date, all rights of creditors and all liens upon any property of the Converting Entity shall be preserved unimpaired, and all debts, liabilities and duties of the Converting Entity shall remain attached to the Converted Entity and may be enforced against the Converted Entity to the same extent as if said debts, liabilities and duties had originally been incurred or contracted by the Converted Entity.

4.     Manner and Basis of Conversion of Shares. Upon the Effective Date, each outstanding share of the Converting Entity issued and outstanding immediately prior thereto shall, without any action by the Constituent Entities, the stockholder of such share or any other person, be converted into and exchanged for one (1) fully paid and nonassessable share of common stock, $0.0001 par value per share, of the Converted Entity for each Common Unit of the Converting Entity.

5.       Conversion of Converting Entity Options. By virtue of the Conversion, and without any action on the part of the holders of options to purchase shares of common stock of the Converting Entity (the “Converting Entity Options”), each Converting Entity Option that is outstanding and unexercised immediately prior to the Effective Date of Conversion, whether or not vested, shall continue to be outstanding following the Effective Date of Conversion in accordance with the terms and conditions of any option agreements thereunder in effect immediately prior to the Effective Date of Conversion, except that each Converting Entity Option shall be converted into and become an option to purchase shares of Company common stock equal to the number of shares of Converting Entity common stock that were issuable upon exercise of such Converting Entity Option immediately prior to the Effective Date of Conversion.

6.       Release. Each stockholder of the Converting Entity, on behalf of itself, and on behalf of its heirs, legal representatives, successors and assigns, affiliates and any of their respective predecessors, successors, direct or indirect subsidiaries, past and present stockholders, directors, officers, employees, agents, and representatives (collectively, the “Releasor Parties”), does hereby fully and irrevocably waive, release and discharge the Converting Entity (the “Release”), and its predecessors, successors, direct or indirect subsidiaries, affiliates and past and present stockholders, directors, officers, employees, agents and representatives (collectively the “Released Parties”), from any and all liabilities and obligations to the Company whether absolute or contingent, liquidated or unliquidated, known or unknown, and whether arising hereunder or under any other agreement or understanding or otherwise at law or equity, which would give rise to a claim of ownership of the Company’s equity securities other than the stock issued in accordance with Section 4 above, arising on or before the date hereof (collectively, the “Released Claims”), and the stockholder shall not seek to recover any amounts in connection with any Released Claim from any of the Released Parties. Each stockholder hereby irrevocably agrees to, and to cause each Releasor Party to, refrain from directly or indirectly asserting any claim or demand or commencing (or allowing to be commenced on such Releasor Party’s behalf) any suit, action or proceeding of any kind, in any agency, court or before any tribunal, against any Released Party based upon any Released Claim, it being the intent of the stockholder that with the execution by the stockholder of any documents approving the Conversion, the Released Parties will be absolutely, unconditionally and forever discharged of and from any and all obligations related in any way to the Released Claims. Each stockholder hereby represents and warrants to the Released Parties that stockholder has made no assignment or transfer of any of the Released Claims. This Release supersedes any prior agreement of the parties with respect to the issuance of capital stock of the Company to stockholder. Each stockholder acknowledges that it does not have any right to acquire, and the Company has no obligation to issue, any capital stock of the Company other than the stock issued in accordance with Section 4 above.

7.        Certificate of Incorporation. The certificate of incorporation of the Converted Entity shall be, as of the Effective Date, as set forth on Exhibit A attached hereto and shall continue in full force and effect as the certificate of incorporation of the Converted Entity until duly amended in accordance with the provisions thereof and the DGCL.

8.        Bylaws. The bylaws of the Converted Entity shall be, as of the Effective Date, as set forth on Exhibit B attached hereto and shall continue in full force and effect as the bylaws of the Converted Entity until duly amended in accordance with the provisions thereof and the DGCL.

9.        Directors and Officers. The Board of Directors and officers of the Converting Entity immediately prior to the Effective Date of the Conversion shall be the directors and officers of the Converted Entity until their successors shall have been duly elected and qualified or until such time as may otherwise be provided or fixed by law, the certificate of incorporation of the Converted Entity or the bylaws of the Converted Entity.

10.      Governing Law: This Plan shall be governed and construed in accordance with the laws of the State of Delaware and, so far as applicable, the conversion provisions of the NRS.

11.      Abandonment. At any time before the Effective Date of the Conversion, this Plan may be terminated and the Conversion may be abandoned for any reason whatsoever by the Board of Directors of the Converting Entity, notwithstanding the approval of this Plan by the stockholders of the Converting Entity.

12.      Amendment. The Board of Directors of the Converting Entity may amend this Plan at any time prior to the filing of a Certificate of Conversion with the Secretary of State of the State of Delaware or the State of Nevada, provided that an amendment made subsequent to the adoption of this Plan of Conversion by the stockholders of the Converting Entity shall not: (1) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of the Converting Entity, (2) alter or change any term of the certificate of incorporation of the Converted Entity to be effected by the Conversion, or (3) alter or change any of the terms and conditions of this Plan if such alteration or change would adversely affect the stockholders of any class or series of capital stock of the Converting Entity.

Signature Page Follows

IN WITNESS WHEREOF, this Plan of Conversion has been adopted as of the date first written above.

SOW GOOD INC. a Nevada Corporation

By:
Name:	Claudia Goldfarb
Title:	Chief Executive Officer

Signature Page to

Plan of Conversion

EXHIBIT A

CERTIFICATE OF INCORPORATION

OF SOW GOOD INC. (DE)

(see attached)

EXHIBIT B

BYLAWS

OF SOW GOOD INC. (DE)

(see attached)

ANNEX C

Dissenter’s Rights Notice

See attached.

Exhibit 1 hereto contains important information regarding your dissent rights under Nevada law.

* * *

PLEASE CAREFULLY REVIEW IN ITS ENTIRETY THE SECTION OF THIS INFORMATION STATEMENT UNDER THE HEADING “ADVANCE NOTICE OF DISSENTER’S RIGHTS”, AS IT CONTAINS IMPORTANT INFORMATION REGARDING AFFIRMATIVE STEPS YOU MUST TAKE IN ACCORDANCE WITH STRICT TIME REQUIREMENTS IN ORDER TO PRESERVE YOUR DISSENTER’S RIGHTS UNDER NEVADA LAW WITH RESPECT TO THE CONVERSION, IF YOU WISH TO DO SO.

* * *

ADVANCE NOTICE OF DISSENTER’S RIGHTS

NOTICE IS HEREBY GIVEN pursuant to Nevada Revised Statutes (“NRS”) 92A.410(2)(a), that the conversion (the “Conversion”) of Sow Good Inc., a Nevada corporation (the “Corporation”), into a Delaware corporation of the same name, has been submitted to the stockholders of the Corporation for approval pursuant to a written consent.

Pursuant to Nevada’s dissenter’s rights statutes, as codified in NRS 92A.300 to 92A.500, inclusive (the “Dissenter’s Rights Statutes”), a copy of which is attached to this Information Statement as Annex C, the stockholders of the Corporation who comply with all applicable requirements of the Dissenter’s Rights Statutes, including, without limitation, NRS 92A.420(2), will be entitled to dissent from the Conversion, if consummated, and obtain payment of the fair value (as defined in NRS 92A.320) of their shares of the Corporation stock, in lieu of becoming stockholders of the redomesticated Corporation.

The Conversion, if consummated, will be effectuated pursuant to that certain Plan of Conversion, a copy of which is attached as Annex B to this Information Statement. The Information Statement does not solicit proxies from any the Corporation’s stockholders and there will be no meeting of the Corporation’s stockholders to approve, or otherwise in connection with, the Conversion or the other actions described by the Information Statement. The Conversion will not be completed until at least January 29 ,2024.

PREREQUISITES TO ASSERTING DISSENTER’S RIGHTS. Pursuant to NRS 92A.420(2), any Sow Good Inc. Stockholder wishing to preserve his, her or its ability to assert dissenter’s rights under the Dissenter’s Rights Statutes in connection with the Conversion if consummated:

●	Must not consent to approve the Conversion (i.e., must not sign the written consent of stockholders or take any other action indicating approval of or consent to the Conversion); and

●

Must deliver to the Corporation at the address indicated below, by no later than 5:00 PM, Central Time, on January 24, 2024, written notice of the stockholder’s intent to assert dissenter’s rights and demand payment for such stockholder’s shares if the Conversion is effectuated (the “Statement of Intent”).

UNLESS THE CORPORATION RECEIVES A STOCKHOLDER’S STATEMENT OF INTENT, AT THE ADDRESS INDICATED BELOW, BY 5:00 PM, CENTRAL TIME, ON JANUARY 24, 2024, THAT STOCKHOLDER SHALL BE DEEMED TO HAVE WAIVED THE RIGHT TO ASSERT DISSENTER’S RIGHTS IN CONNECTION WITH THE CONVERSION [TRANSACTION] WITH RESPECT TO HIS, HER OR ITS SHARES, AND SHALL NOT BE ENTITLED TO RECEIVE THE FAIR VALUE OF SUCH SHARES IN CASH PURSUANT TO THE NEVADA DISSENTER’S RIGHTS STATUTES.

Each Stockholder is urged to read carefully the materials contained in this Consent Solicitation Statement and the Registration Statement in making a determination whether or not to deliver a Statement of Intent. IN VIEW OF THE COMPLEXITY OF THE DISSENTER’S RIGHTS STATUTES, EACH STOCKHOLDER SHOULD CONSULT HIS, HER OR ITS LEGAL COUNSEL AND OTHER RELEVANT ADVISERS PRIOR TO DECIDING WHETHER OR NOT TO DELIVER A STATEMENT OF INTENT TO THE CORPORATION.

The Statement of Intent must be in writing and must be delivered to the Corporation at the following address:

Sow Good Inc.

c/o: Claudia Goldfarb

1440 N Union Bower Rd.

Irving, Texas 75061

Only the record holder of shares, or the beneficial owner of such shares if held in a voting trust or by a nominee as the stockholder of record (and, pursuant to NRS 92A.400, only if the beneficial owner submits to the Corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial owner delivers the Statement of Intent), is entitled to deliver a Statement of Intent with respect to such shares. A Statement of Intent signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity must so identify the persons signing the Statement of Intent and the record (and beneficial, if applicable) owner of the shares, and the Corporation may require further evidence, satisfactory to the Corporation in its reasonable discretion, of any such person’s authority in such capacity.

Exhibit 1

RIGHTS OF DISSENTING OWNERS

NRS 92A.300  Definitions.  As used in NRS 92A.300 to 92A.500, inclusive, and sections 26 and 27 of this act, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, and sections 26 and 27 of this act have the meanings ascribed to them in those sections. (Added to NRS by 1995, 2086)

NRS 92A.305  “Beneficial stockholder” defined.  “Beneficial stockholder” means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record. (Added to NRS by 1995, 2087)

NRS 92A.310  “Corporate action” defined.  “Corporate action” means the action of a domestic corporation. (Added to NRS by 1995, 2087)

NRS 92A.315  “Dissenter” defined.  “Dissenter” means a stockholder who is entitled to dissent from a domestic corporation’s action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive. (Added to NRS by 1995, 2087; A 1999, 1631)

NRS 92A.320  “Fair value” defined.  “Fair value,” with respect to a dissenter’s shares, means the value of the shares determined:

1.  Immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable;

2.  Using customary and current valuation concepts and techniques generally employed for similar businesses in the context of the transaction requiring appraisal; and

3.  Without discounting for lack of marketability or minority status. (Added to NRS by 1995, 2087; A 2009, 1720)

NRS 92A.325  “Stockholder” defined.  “Stockholder” means a stockholder of record or a beneficial stockholder of a domestic corporation. (Added to NRS by 1995, 2087)

NRS 92A.330  “Stockholder of record” defined.  “Stockholder of record” means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee’s certificate on file with the domestic corporation. (Added to NRS by 1995, 2087)

NRS 92A.335  “Subject corporation” defined.  “Subject corporation” means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter’s rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective. (Added to NRS by 1995, 2087)

NRS 92A.340  Computation of interest.  Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the rate of interest most recently established pursuant to NRS 99.040. (Added to NRS by 1995, 2087; A 2009, 1721)

NRS 92A.350  Rights of dissenting partner of domestic limited partnership. A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity. (Added to NRS by 1995, 2088)

NRS 92A.360  Rights of dissenting member of domestic limited-liability company.   The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity. (Added to NRS by 1995, 2088)

NRS 92A.370  Rights of dissenting member of domestic nonprofit corporation.

1.   Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before the member’s resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.

2.   Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1. (Added to NRS by 1995, 2088)

NRS 92A.380  Right of stockholder to dissent from certain corporate actions and to obtain payment for shares.

1.  Except as otherwise provided in NRS 92A.370 and 92A.390 and subject to the limitation in paragraph (f), any stockholder is entitled to dissent from, and obtain payment of the fair value of the stockholder’s shares in the event of any of the following corporate actions:

(a) Consummation of a plan of merger to which the domestic corporation is a constituent entity:

(1) If approval by the stockholders is required for the merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation, regardless of whether the stockholder is entitled to vote on the plan of merger;

(2) If the domestic corporation is a subsidiary and is merged with its parent pursuant to NRS 92A.180; or

(3) If the domestic corporation is a constituent entity in a merger pursuant to NRS 92A.133.

(b) Consummation of a plan of conversion to which the domestic corporation is a constituent entity as the corporation whose subject owner’s interests will be converted.

(c) Consummation of a plan of exchange to which the domestic corporation is a constituent entity as the corporation whose subject owner’s interests will be acquired, if the stockholder’s shares are to be acquired in the plan of exchange.

(d) Any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

(e) Accordance of full voting rights to control shares, as defined in NRS 78.3784, only to the extent provided for pursuant to NRS 78.3793.

(f) Any corporate action not described in this subsection pursuant to which the stockholder would be obligated, as a result of the corporate action, to accept money or scrip rather than receive a fraction of a share in exchange for the cancellation of all the stockholder’s outstanding shares, except where the stockholder would not be entitled to receive such payment pursuant to NRS 78.205, 78.2055 or 78.207. A dissent pursuant to this paragraph applies only to the fraction of a share, and the stockholder is entitled only to obtain payment of the fair value of the fraction of a share.

2.  A stockholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, must not challenge the corporate action creating the entitlement unless the action is unlawful or constitutes or is the result of actual fraud against the stockholder or the domestic corporation.

3.  Subject to the limitations in this subsection, from and after the effective date of any corporate action described in subsection 1, no stockholder who has exercised the right to dissent pursuant to NRS 92A.300 to 92A.500, inclusive, is entitled to vote his or her shares for any purpose or to receive payment of dividends or any other distributions on shares. This subsection does not apply to dividends or other distributions payable to stockholders on a date before the effective date of any corporate action from which the stockholder has dissented. If a stockholder exercises the right to dissent with respect to a corporate action described in paragraph (f) of subsection 1, the restrictions of this subsection apply only to the shares to be converted into a fraction of a share and the dividends and distributions to those shares. (Added to NRS by 1995, 2087; A 2001, 1414, 3199; 2003, 3189; 2005, 2204; 2007, 2438; 2009, 1721; 2011, 2814; 2019, 109)

NRS 92A.390  Limitations on right of dissent: Stockholders of certain classes or series; action of stockholders not required for plan of merger; shares of stock not issued and outstanding on date of first announcement of proposed action.

1.  There is no right of dissent pursuant to paragraph (a), (b), (c) or (f) of subsection 1 of NRS 92A.380 in favor of stockholders of any class or series which is:

(a) A covered security under section 18(b)(1)(A) or (B) of the Securities Act of 1933, 15 U.S.C. § 77r(b)(1)(A) or (B), as amended;

(b) Traded in an organized market and has at least 2,000 stockholders and a market value of at least $20,000,000, exclusive of the value of such shares held by the corporation’s subsidiaries, senior executives, directors and beneficial stockholders owning more than 10 percent of such shares; or

(c) Issued by an open end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, 15 U.S.C. §§ 80a-1 et seq., as amended, and which may be redeemed at the option of the holder at net asset value, unless the articles of incorporation of the corporation issuing the class or series or the resolution of the board of directors approving the plan of merger, conversion or exchange expressly provide otherwise.

2.  The applicability of subsection 1 must be determined as of:

(a) The record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the corporate action otherwise requiring dissenter’s rights; or

(b) The day before the effective date of such corporate action if:

(1) There is no meeting of stockholders to act upon the corporate action otherwise requiring dissenter’s rights; or

(2) The corporate action is a merger described in NRS 92A.133.

3.  Subsection 1 is not applicable and dissenter’s rights are available pursuant to NRS 92A.380 for the holders of any class or series of shares who are required by the terms of the corporate action to accept for such shares anything other than:

(a) Cash;

(b) Any security or other proprietary interest of any other entity, including, without limitation, shares, equity interests or contingent value rights, that satisfies the standards set forth in subsection 1 at the time the corporate action becomes effective; or

(c) Any combination of paragraphs (a) and (b).

4.  There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.

5.  There is no right of dissent for any holders of stock of the parent domestic corporation if the plan of merger does not require action of the stockholders of the parent domestic corporation under NRS 92A.180.

6.  There is no right of dissent with respect to any share of stock that was not issued and outstanding on the date of the first announcement to the news media or to the stockholders of the terms of the proposed action requiring dissenter’s rights. (Added to NRS by 1995, 2088; A 2009, 1722; 2013, 1285; 2019, 110, 2495; 2021, 1521)

NRS 92A.400  Limitations on right of dissent: Assertion as to portions only to shares registered to stockholder; assertion by beneficial stockholder.

1.  A stockholder of record may assert dissenter’s rights as to fewer than all of the shares registered in his or her name only if the stockholder of record dissents with respect to all shares of the class or series beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf the stockholder of record asserts dissenter’s rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which the partial dissenter dissents and his or her other shares were registered in the names of different stockholders.

2.  A beneficial stockholder may assert dissenter’s rights as to shares held on his or her behalf only if the beneficial stockholder:

(a) Submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter’s rights; and

(b) Does so with respect to all shares of which he or she is the beneficial stockholder or over which he or she has power to direct the vote. (Added to NRS by 1995, 2089; A 2009, 1723)

NRS 92A.410  Notification of stockholders regarding right of dissent.

1.  If a proposed corporate action creating dissenter’s rights is submitted for approval pursuant to a vote at a stockholders’ meeting, the notice of the meeting must state that stockholders are, are not or may be entitled to assert dissenter’s rights under NRS 92A.300 to 92A.500, inclusive. If the domestic corporation concludes that dissenter’s rights are or may be available, a copy of NRS 92A.300 to 92A.500, inclusive, must accompany the meeting notice sent to those stockholders of record entitled to exercise dissenter’s rights.

2.  If a corporate action creating dissenter’s rights is submitted for approval pursuant to a written consent of the stockholders or taken without a vote of the stockholders, the domestic corporation:

(a) May send an advance notice statement with respect to the proposed corporate action; and

(b) If the proposed corporate action is taken, the domestic corporation shall notify in writing all stockholders of record entitled to assert dissenter’s rights that the action was taken and send them the dissenter’s notice described in NRS 92A.430. (Added to NRS by 1995, 2089; A 1997, 730; 2009, 1723; 2013, 1286; 2019, 111; 2021, 1522)

NRS 92A.420  Prerequisites to demand for payment for shares.

1.  If a proposed corporate action creating dissenter’s rights is submitted to a vote at a stockholders’ meeting, a stockholder who wishes to assert dissenter’s rights with respect to any class or series of shares:

(a) Must deliver to the subject corporation, before the vote is taken, a statement of intent with respect to the proposed corporate action; and

(b) Must not vote, or cause or permit to be voted, any of the stockholder’s shares of such class or series in favor of the proposed corporate action.

2.  If a proposed corporate action creating dissenter’s rights is taken without a vote of the stockholders or submitted for approval pursuant to a written consent of the stockholders, a stockholder who wishes to assert dissenter’s rights with respect to any class or series of shares:

(a) If an advance notice statement is sent by the subject corporation pursuant to NRS 92A.410, must deliver a statement of intent with respect to any class or series of shares to the subject corporation by the date specified in the advance notice statement; and

(b) Must not consent to or approve the proposed corporate action with respect to such class or series.

3.  A stockholder who does not satisfy the requirements of subsection 1 or 2 and NRS 92A.400 is not entitled to payment for his or her shares under this chapter. (Added to NRS by 1995, 2089; A 1999, 1631; 2005, 2204; 2009, 1723; 2013, 1286; 2021, 1523)

NRS 92A.430  Dissenter’s notice: Delivery to stockholders entitled to assert rights; contents.

1.  The subject corporation shall deliver a written dissenter’s notice to all stockholders of record entitled to assert dissenter’s rights in whole or in part, and any beneficial stockholder who has previously asserted dissenter’s rights pursuant to NRS 92A.400.

2.  The dissenter’s notice must be sent no later than 10 days after the effective date of the corporate action specified in NRS 92A.380, and must:

(a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;

(b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

(c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter’s rights certify whether or not the person acquired beneficial ownership of the shares before that date;

(d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered and state that the stockholder shall be deemed to have waived the right to demand payment with respect to the shares unless the form is received by the subject corporation by such specified date; and

(e) Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive. (Added to NRS by 1995, 2089; A 2005, 2205; 2009, 1724; 2013, 1286)

NRS 92A.440  Demand for payment and deposit of certificates; loss of rights of stockholder; withdrawal from appraisal process.

1.  A stockholder who receives a dissenter’s notice pursuant to NRS 92A.430 and who wishes to exercise dissenter’s rights must:

(a) Demand payment;

(b) Certify whether the stockholder or the beneficial owner on whose behalf he or she is dissenting, as the case may be, acquired beneficial ownership of the shares before the date required to be set forth in the dissenter’s notice for this certification; and

(c) Deposit the stockholder’s certificates, if any, in accordance with the terms of the notice.

2.  If a stockholder fails to make the certification required by paragraph (b) of subsection 1, the subject corporation may elect to treat the stockholder’s shares as after-acquired shares under NRS 92A.470.

3.  Once a stockholder deposits that stockholder’s certificates or, in the case of uncertified shares makes demand for payment, that stockholder loses all rights as a stockholder, unless the stockholder withdraws pursuant to subsection 4.

4.  A stockholder who has complied with subsection 1 may nevertheless decline to exercise dissenter’s rights and withdraw from the appraisal process by so notifying the subject corporation in writing by the date set forth in the dissenter’s notice pursuant to NRS 92A.430. A stockholder who fails to so withdraw from the appraisal process may not thereafter withdraw without the subject corporation’s written consent.

5.  The stockholder who does not demand payment or deposit his or her certificates where required, each by the date set forth in the dissenter’s notice, is not entitled to payment for his or her shares under this chapter. (Added to NRS by 1995, 2090; A 1997, 730; 2003, 3189; 2009, 1724)

NRS 92A.450  Uncertificated shares: Authority to restrict transfer after demand for payment.  The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received. (Added to NRS by 1995, 2090; A 2009, 1725)

NRS 92A.460  Payment for shares: General requirements.

1.  Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment pursuant to NRS 92A.440, the subject corporation shall pay in cash to each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of the dissenter’s shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

(a) Of the county where the subject corporation’s principal office is located;

(b) If the subject corporation’s principal office is not located in this State, in the county in which the corporation’s registered office is located; or

(c) At the election of any dissenter residing or having its principal or registered office in this State, of the county where the dissenter resides or has its principal or registered office.

The court shall dispose of the complaint promptly.

2.  The payment must be accompanied by:

(a) The subject corporation’s balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders’ equity for that year or, where such financial statements are not reasonably available, then such reasonably equivalent financial information and the latest available quarterly financial statements, if any;

(b) A statement of the subject corporation’s estimate of the fair value of the shares; and

(c) A statement of the dissenter’s rights to demand payment under NRS 92A.480 and that if any such stockholder does not do so within the period specified, such stockholder shall be deemed to have accepted such payment in full satisfaction of the corporation’s obligations under this chapter. (Added to NRS by 1995, 2090; A 2007, 2704; 2009, 1725; 2013, 1287)

NRS 92A.470  Withholding payment for shares acquired on or after date of dissenter’s notice: General requirements.

1.  A subject corporation may elect to withhold payment from a dissenter unless the dissenter was the beneficial owner of the shares before the date set forth in the dissenter’s notice as the first date of any announcement to the news media or to the stockholders of the terms of the proposed action.

2.  To the extent the subject corporation elects to withhold payment, within 30 days after receipt of a demand for payment pursuant to NRS 92A.440, the subject corporation shall notify the dissenters described in subsection 1:

(a) Of the information required by paragraph (a) of subsection 2 of NRS 92A.460;

(b) Of the subject corporation’s estimate of fair value pursuant to paragraph (b) of subsection 2 of NRS 92A.460;

(c) That they may accept the subject corporation’s estimate of fair value, plus interest, in full satisfaction of their demands or demand appraisal under NRS 92A.480;

(d) That those stockholders who wish to accept such an offer must so notify the subject corporation of their acceptance of the offer within 30 days after receipt of such offer; and

(e) That those stockholders who do not satisfy the requirements for demanding appraisal under NRS 92A.480 shall be deemed to have accepted the subject corporation’s offer.

3.  Within 10 days after receiving the stockholder’s acceptance pursuant to subsection 2, the subject corporation shall pay in cash the amount offered under paragraph (b) of subsection 2 to each stockholder who agreed to accept the subject corporation’s offer in full satisfaction of the stockholder’s demand.

4.  Within 40 days after sending the notice described in subsection 2, the subject corporation shall pay in cash the amount offered under paragraph (b) of subsection 2 to each stockholder described in paragraph (e) of subsection 2. (Added to NRS by 1995, 2091; A 2009, 1725; 2013, 1287)

NRS 92A.480  Dissenter’s estimate of fair value: Notification of subject corporation; demand for payment of estimate.

1.  A dissenter paid pursuant to NRS 92A.460 who is dissatisfied with the amount of the payment may notify the subject corporation in writing of the dissenter’s own estimate of the fair value of his or her shares and the amount of interest due, and demand payment of such estimate, less any payment pursuant to NRS 92A.460. A dissenter offered payment pursuant to NRS 92A.470 who is dissatisfied with the offer may reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his or her shares and interest due.

2.  A dissenter waives the right to demand payment pursuant to this section unless the dissenter notifies the subject corporation of his or her demand to be paid the dissenter’s stated estimate of fair value plus interest under subsection 1 in writing within 30 days after receiving the subject corporation’s payment or offer of payment under NRS 92A.460 or 92A.470 and is entitled only to the payment made or offered. (Added to NRS by 1995, 2091; A 2009, 1726)

NRS 92A.490  Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter.

1.  If a demand for payment pursuant to NRS 92A.480 remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded by each dissenter pursuant to NRS 92A.480 plus interest.

2.  A subject corporation shall commence the proceeding in the district court of the county where its principal office is located in this State. If the principal office of the subject corporation is not located in this State, the right to dissent arose from a merger, conversion or exchange and the principal office of the surviving entity, resulting entity or the entity whose shares were acquired, whichever is applicable, is located in this State, it shall commence the proceeding in the county where the principal office of the surviving entity, resulting entity or the entity whose shares were acquired is located. In all other cases, if the principal office of the subject corporation is not located in this State, the subject corporation shall commence the proceeding in the district court in the county in which the corporation’s registered office is located.

3.  The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

4.  The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

5.  Each dissenter who is made a party to the proceeding is entitled to a judgment:

(a) For the amount, if any, by which the court finds the fair value of the dissenter’s shares, plus interest, exceeds the amount paid by the subject corporation; or

(b) For the fair value, plus accrued interest, of the dissenter’s after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470. (Added to NRS by 1995, 2091; A 2007, 2705; 2009, 1727; 2011, 2815; 2013, 1288)

NRS 92A.500  Assessment of costs and fees in certain legal proceedings.

1.  The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

2.  The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

(a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or

(b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

3.  If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

4.  In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

5.  To the extent the subject corporation fails to make a required payment pursuant to NRS 92A.460, 92A.470 or 92A.480, the dissenter may bring a cause of action directly for the amount owed and, to the extent the dissenter prevails, is entitled to recover all expenses of the suit.

6.  This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of NRS 17.117 or N.R.C.P. 68.

ANNEX D

Certificate of Incorporation

See attached.

CERTIFICATE OF INCORPORATION OF

SOW GOOD INC.

The name of the corporation is Sow Good Inc. (the “Corporation”).

The registered agent and the address of the registered office in the State of Delaware are:

CT Corporation

1209 N Orange St.

Wilmington, DE 19801

The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the Delaware General Corporation Law (the “DGCL”).

Classes of Stock. The total number of shares of all classes of capital stock that the Corporation shall have authority to issue is five-hundred and twenty million (520,000,000), of which (i) five-hundred million (500,000,000) shares shall be Common Stock, par value of $0.001 per share (the “Common Stock”), and (ii) twenty million (20,000,000) shares shall be Preferred Stock, $0.001 par value per share (the “Preferred Stock”). The number of authorized shares of Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the then-outstanding shares of Common Stock, voting together as a single class, without the vote of the holders of Preferred Stock, unless a separate, additional vote of the holders of Preferred Stock, or of any series thereof, is expressly required pursuant to the Preferred Stock Designation (as defined below) established by the board of directors of the Corporation (the “Board”).

Preferred Stock. The Preferred Stock may be issued from time to time in one or more series, as determined by the Board. The Board is expressly authorized to provide for the issue, in one or more series, of all or any of the remaining shares of Preferred Stock and, in the resolution or resolutions providing for such issue (each, a “Preferred Stock Designation”), to establish for each such series the number of its shares, the voting powers, full or limited, of the shares of such series, or that such shares shall have no voting powers, and the designations, preferences, and relative participating, optional, or other special rights of the shares of such series, and the qualifications, limitations, or restrictions thereof. The Board is also expressly authorized (unless forbidden in the resolution or resolutions providing for such issue) to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issuance of shares of that series. Unless the Preferred Stock Designation otherwise provides, in case the number of shares of any such series shall be so decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series. Unless the Board provides to the contrary in the Preferred Stock Designation and to the fullest extent permitted by law, neither the consent by series, or otherwise, of the holders of any outstanding Preferred Stock nor the consent of the holders of any outstanding Common Stock shall be required for the issuance of any new series of Preferred Stock regardless of whether the rights and preferences of the new series of Preferred Stock are senior or superior, in any way, to the outstanding series of Preferred Stock or the Common Stock.

Common Stock.

Relative Rights of Preferred Stock and Common Stock. All preferences, voting powers, relative participating, optional, or other special rights and privileges, and qualifications, limitations, or restrictions of the Common Stock are expressly made subject and subordinate to those that may be fixed with respect to any shares of the Preferred Stock.

Voting Rights. Except as otherwise required by law or certificate of incorporation of the Corporation, as amended from time to time (this “Certificate of Incorporation”), each holder of Common Stock shall have one vote in respect of each share of stock held by such holder of record on the books of the Corporation. No holder of shares of Common Stock shall have the right to cumulative votes.

Dividends. Subject to the preferential rights of the Preferred Stock and except as otherwise required by law or this Certificate of Incorporation, the holders of shares of Common Stock shall be entitled to receive dividends, when, as and if declared by the Board, out of the assets of the Corporation which are by law available therefor.

In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation, and regulation of the powers of the Corporation and of its directors and stockholders:

A.     Board of Directors. The business and affairs of the Corporation shall be managed by or under the direction of the Board. In addition to the powers and authority expressly conferred upon them by statute or by this Certificate of Incorporation or the bylaws of the Corporation (the “Bylaws”), the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.

B.    Election of Directors. The directors of the Corporation need not be elected by written ballot unless the Bylaws so provide.

C.    Action by Stockholders. From and after the first date (the “Trigger Date”) on which Claudia Goldfarb, Ira Goldfarb, Bradley Berman and Lyle Berman, including through their affiliates, together or separate, cease to beneficially own (as calculated under Rule 13d-3(d)(1) promulgated under the Securities Exchange Act of 1934, as amended), directly or indirectly, in the aggregate, at least 50% of the voting power of the then outstanding shares of capital stock of the Corporation then entitled to vote generally in the election of directors, any action required or permitted to be taken by the Corporation’s stockholders may be effected only at a duly called annual or special meeting of the Corporation’s stockholders and the power of stockholders to consent in writing without a meeting is specifically denied. Prior to the Trigger Date, any action which is required or permitted to be taken by the Corporation’s stockholders may be taken without a meeting, without prior notice and without a vote if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares of the Corporation’s stock entitled to vote thereon were present and voted.

D.    Special Meetings of Stockholders. Special meetings of stockholders of the Corporation may be called only by the Board acting pursuant to a resolution adopted by a majority of the Whole Board or by the Chairman of the Board, the Chief Executive Officer, or the Executive Chairman of the Corporation. For purposes of this Certificate of Incorporation, the term “Whole Board” shall mean the total number of authorized directors whether or not there exist any vacancies in previously authorized directorships.

E.    Annual Meeting of Stockholders. An annual meeting of stockholders, for the election of directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting, shall be held at such date and time as the Board (or its designees) shall fix.

Number and Terms of Directors. Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the number of directors shall be fixed from time to time exclusively by the Board pursuant to a resolution adopted by a majority of the Whole Board. The directors’, other than those who may be elected by the holders of any series of Preferred Stock under specified circumstances, terms of office will expire at the Corporation’s first annual meeting of stockholders following the effectiveness of the filing of this Certificate of Incorporation (the “Effective Time”). The successors of the directors whose terms expire at that meeting shall be elected for a term expiring at the 2025 annual meeting of the stockholders; at the 2025 annual meeting of the stockholders, the successors of the directors whose terms expire at that meeting shall be elected for a term expiring at the 2026 annual meeting of the stockholders; and at each annual meeting of stockholders of the Corporation thereafter, the directors elected at an annual meeting of stockholders to succeed those whose terms then expire shall hold office until the next succeeding annual meeting of stockholders, and until their respective successors are elected, except in the case of the death, resignation, or removal of any director. If authorized by a resolution of the Board, directors may be elected to fill any vacancy on the Board, regardless of how such vacancy shall have been created.

Quorum. A majority of the Whole Board shall constitute a quorum for all purposes at any meeting of the Board, and, except as otherwise expressly required by law or by this Certificate of Incorporation, all matters shall be determined by the affirmative vote of a majority of the directors present at any meeting at which a quorum is present.

Board Vacancies. Subject to the rights of the holders of any series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board resulting from death, resignation, disqualification, removal from office, or other cause shall, unless otherwise required by law or determined by the Board, be filled only by a majority vote of the directors then in office, though less than a quorum (and not by stockholders), and directors so chosen shall serve for a term expiring at the annual meeting of stockholders, with each director to hold office until his or her successor shall have been duly elected and qualified. No decrease in the authorized number of directors shall shorten the term of any incumbent director.

Notice. Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws.

Removal. Subject to the rights of the holders of any series of Preferred Stock then outstanding, any director, or the entire Board, may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of all of the then-outstanding shares of capital stock of the Corporation then entitled to vote at an election of directors, voting together as a single class.

The Board is expressly authorized to adopt, amend, or repeal the Bylaws. Any adoption, amendment, or repeal of the Bylaws by the Board shall require the affirmative vote of a majority of the Whole Board. The stockholders shall also have power to adopt, amend, or repeal the Bylaws; provided, however, that, in addition to any vote of the holders of any class or series of stock of the Corporation required by law, by this Certificate of Incorporation or by any Preferred Stock Designation, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote thereon, voting together as a single class, shall be required to adopt, amend, or repeal any provision of the Bylaws.

Limitation on Liability. To the fullest extent permitted by the DGCL, as the same exists or as may hereafter be amended (including, but not limited to Section 102(b)(7) of the DGCL), a director or officer of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, as applicable. If the DGCL hereafter is amended to authorize corporate action further eliminating or limiting the personal liability of directors or officers, then the liability of a director or officer, as applicable, of the Corporation, in addition to the limitation on personal liability provided herein, shall be eliminated or limited to the fullest extent permitted by the amended DGCL. Any repeal or modification of this paragraph by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director or officer of the Corporation existing at the time of such repeal or modification.

Indemnification. To the fullest extent permitted by applicable law, the Corporation is authorized to provide indemnification of (and advancement of expenses to) directors, officers, employees, and agents of the Corporation (and any other persons to which DGCL permits the Corporation to provide indemnification) through Bylaw provisions, agreements with such persons, vote of stockholders or disinterested directors, or otherwise.

Repeal and Modification. Any repeal or modification of the foregoing provisions of this Article VIII shall not adversely affect any right or protection existing hereunder immediately prior to such repeal or modification.

ARTICLE IX

A.    Exclusive Forum; Delaware Chancery Court. Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, if the Court of Chancery does not have jurisdiction, another state or federal court located within the State of Delaware) shall, to the fullest extent permitted by law, be the sole and exclusive forum for (i) any derivative action or proceeding brought in the name or right of the Corporation or on behalf of the Corporation, (ii) any action or proceeding asserting a claim of breach of any fiduciary duty owed by any director, officer, employee, agent or stockholder of the Corporation to the Corporation or to the Corporation’s stockholders, (iii) any action or proceeding arising or asserting a claim arising pursuant to any provision of the DGCL, this Certificate of Incorporation, any Preferred Stock Designation or the Bylaws, (iv) any action to interpret, apply, enforce or determine the validity of this Certificate of Incorporation or Bylaws, or (v) any action or proceeding asserting a claim governed by the internal affairs doctrine. If any action, the subject matter of which is within the scope of this Section, is filed in a court other than a court located within the State of Delaware (a “Foreign Action”) in the name of any stockholder, that stockholder shall be deemed to have consented to: (x) the personal jurisdiction of the state and federal courts located within the State of Delaware in connection with any action brought in any such court to enforce this Section (an “Enforcement Action”), and (y) having service of process made upon such stockholder in any such Enforcement Action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder, in each case, to the fullest extent permitted by law. Any person or entity purchasing or otherwise acquiring any interest in any security of the Corporation shall be deemed to have notice of and consented to the provisions of this Section.

B.    Exclusive Forum; Federal District Courts. Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States shall, to the fullest extent permitted by law, be the sole and exclusive forum for the resolution of any complaint asserting a cause of action under the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any claims for which federal courts have exclusive jurisdiction. Any person or entity purchasing or otherwise acquiring any interest in any security of the Corporation shall be deemed to have notice of and consented to the provisions of this Section.

C.    Equitable Relief. Failure to enforce the provisions contained in this Article IX would cause the Corporation irreparable harm, and the Corporation shall be entitled to equitable relief, including injunctive relief and specific performance, to enforce the foregoing provisions.

ARTICLE X

Notwithstanding any other provision of this Certificate of Incorporation or any provision of law that might otherwise permit a lesser vote or no vote, but in addition to any vote of the holders of any class or series of the stock of this Corporation required by law, by this Certificate of Incorporation or by any Preferred Stock Designation, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote thereon, voting together as a single class, shall be required to amend in any respect or repeal this Article X or any of Articles V, VI, VII, VIII, or IX.

[remainder of page intentionally left blank]

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Incorporation to be signed by its Chief Executive Officer this              day of             , 2024.

SOW GOOD INC.

By:
Claudia Goldfarb, Chief Executive Officer

ANNEX E

Bylaws

See attached.

AMENDED AND RESTATED

B Y L A W S

OF

SOW GOOD INC.

(a Delaware corporation)

Page

ARTICLE 1 Offices		1
1.1	Registered Office	1
1.2	Other Offices	1

ARTICLE 2 Meeting of Stockholders		1
2.1	Place of Meeting	1
2.2	Annual Meeting.	1
2.3	Advance Notice of Business to be Brought Before a Meeting.	2
2.4	Advance Notice of Nominations for Election of Directors at a Meeting.	5
2.5	Additional Requirements for Valid Nomination of Candidates to Serve as Directors and, if Elected, to be Seated as Directors.	7
2.6	Special Meetings	9
2.7	Notice of Meetings	9
2.8	List of Stockholders	9
2.9	Organization and Conduct of Business	10
2.10	Quorum	10
2.11	Adjournments	10
2.12	Voting Rights	11
2.13	Majority Vote	11
2.14	Record Date for Stockholder Notice and Voting	11
2.15	Proxies	11
2.16	Inspectors of Election	12
2.17	No Action Without a Meeting	12

ARTICLE 3 Directors		12
3.1	Number, Election, Tenure and Qualifications	12
3.2	Director Nominations	12
3.3	Enlargement and Vacancies	13
3.4	Resignation and Removal	13
3.5	Powers	13
3.6	Chairman of the Board of Directors	13
3.7	Place of Meetings	13
3.8	Regular Meetings	14
3.9	Special Meetings	14
3.10	Quorum, Action at Meeting, Adjournments	14
3.11	Action Without Meeting	14
3.12	Telephone Meetings	14
3.13	Committees	15
3.14	Fees and Compensation of Directors	15

ARTICLE 4 Officers		15
4.1	Officers Designated	15

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(continued)

Page

4.2	Election	15
4.3	Tenure	15
4.4	The Chief Executive Officer	16
4.5	The Executive Chairman	16
4.6	The Vice President	16
4.7	The Secretary	16
4.8	The Assistant Secretary	16
4.9	The Chief Financial Officer	17
4.10	The Treasurer and Assistant Treasurers	17
4.11	Bond	17
4.12	Delegation of Authority	17

ARTICLE 5 Notices		17
5.1	Delivery	17
5.2	Waiver of Notice	17

ARTICLE 6 Indemnification of Directors and Officers		18
6.1	Right to Indemnification	18
6.2	Right to Advancement of Expenses	18
6.3	Right of Indemnitee to Bring Suit	19
6.4	Non-Exclusivity of Rights	19
6.5	Insurance	19
6.6	Indemnification of Employees and Agents of the Corporation	19
6.7	Nature of Rights	19
6.8	Severability	20

ARTICLE 7 Capital Stock		20
7.1	Certificates for Shares	20
7.2	Signatures on Certificates	20
7.3	Transfer of Stock	20
7.4	Registered Stockholders	21
7.5	Lost, Stolen or Destroyed Certificates	21

ARTICLE 8 General Provisions		21
8.1	Dividends	21
8.2	Checks	21
8.3	Corporate Seal	21
8.4	Execution of Corporate Contracts and Instruments	21
8.5	Representation of Shares or Interests of Other Entities	21

ARTICLE 9 Forum for Adjudication of Disputes		22
9.1	Exclusive Forum; Delaware Chancery Court	22
9.2	Exclusive Forum; Federal District Courts	23
9.3	Failure to Enforce Exclusive Forum	23

ARTICLE 10 Amendments		23

-ii-

AMENDED AND RESTATED

B Y L A W S

OF

SOW GOOD INC.

(a Delaware corporation)

Offices

Registered Office. The registered office of Sow Good Inc. shall be set forth in the certificate of incorporation of the corporation.

Other Offices. The corporation may also have offices at such other places, either within or without the State of Delaware, as the board of directors of the corporation (the “Board of Directors”) may from time to time designate, or as the business of the corporation may require.

Meeting of Stockholders

Place of Meeting. Meetings of stockholders may be held at such place, either within or without the State of Delaware, as may be designated by or in the manner provided in these bylaws, or, if not so designated, at the principal executive offices of the corporation. The Board of Directors may, in its sole discretion, (a) determine that a meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote communication, or (b) permit participation by stockholders at such meeting by means of remote communication as authorized by Section 211(a)(2) of the Delaware General Corporation Law (the “DGCL”).

Annual Meeting.

(a)    Annual meetings of stockholders shall be held each year on such date and at such time as shall be designated from time to time by or in the manner determined by the Board of Directors and stated in the notice of the meeting. Except as otherwise provided in the certificate of incorporation of the corporation, at each such annual meeting, the stockholders shall elect the directors to hold office until the succeeding annual meeting of stockholders. The stockholders shall also transact such other business as may properly be brought before the meeting. Except as otherwise restricted by the certificate of incorporation of the corporation or applicable law, the Board of Directors may postpone, reschedule or cancel any annual meeting of stockholders.

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Advance Notice of Business to be Brought Before a Meeting.

At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before the annual meeting, business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (ii) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (iii) otherwise properly brought before the meeting by a stockholder of record. A motion related to business proposed to be brought before any stockholders’ meeting may be made by any stockholder entitled to vote if the business proposed is otherwise proper to be brought before the meeting.

(b)    Without qualification, for business to be properly brought before an annual meeting by a stockholder, the stockholder must (i) provide Timely Notice (as defined below) thereof in writing and in proper form to the Secretary of the corporation (even if such matter is already the subject of any notice to the stockholders or Public Disclosure from the Board of Directors) and (ii) provide any updates or supplements to such notice at the time and in the forms required by this Section 2.3. To be timely, the stockholder’s notice must be delivered to, or mailed and received at, the principal executive offices of the corporation not more than one hundred twenty (120) days nor less than ninety (90) days in advance of the anniversary of the date of the corporation’s proxy statement provided in connection with the previous year’s annual meeting of stockholders; provided, however, that in the event that no annual meeting was held in the previous year or the annual meeting is called for a date that is more than thirty (30) days before or after the anniversary date of the previous year’s annual meeting, notice by the stockholder must be received by the Secretary of the corporation not later than the close of business on the later of (x) the ninetieth (90th) day prior to such annual meeting and (y) the tenth (10th) day following the day on which public announcement of the date of such meeting is first made (such notice within such time periods, “Timely Notice”). For the purposes of these bylaws, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission. In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

(c)    To be in proper form for purposes of this Section 2.3, a stockholder’s notice to the Secretary of the corporation shall set forth:

(i)     As to each Proposing Person (as defined below), (1) the name and address of such Proposing Person (including, if applicable, the name and address that appears on the corporation’s books and records); and (2)  the number of shares of each class or series of stock of the corporation that are, directly or indirectly, owned of record or beneficially owned (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934 (the “Exchange Act”)) by such Proposing Person, except that such Proposing Person shall in all events be deemed to beneficially own any shares of any class or series of stock of the corporation as to which such Proposing Person has a right to acquire beneficial ownership at any time in the future (the disclosures to be made pursuant to the foregoing clauses (1) and (2) are referred to as “Stockholder Information”);

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(ii)    As to each Proposing Person, (1) the full notional amount of any securities that, directly or indirectly, underlie any “derivative security” (as such term is defined in Rule 16a-1(c) under the Exchange Act) that constitutes a “call equivalent position” (as such term is defined in Rule 16a-1(b) under the Exchange Act) (“Synthetic Equity Position”) and that is, directly or indirectly, held or maintained by such Proposing Person with respect to any shares of any class or series of stock of the corporation; provided that, for the purposes of the definition of “Synthetic Equity Position,” the term “derivative security” shall also include any security or instrument that would not otherwise constitute a “derivative security” as a result of any feature that would make any conversion, exercise or similar right or privilege of such security or instrument determinable only at some future date or upon the happening of a future occurrence, in which case the determination of the amount of securities into which such security or instrument would be convertible or exercisable shall be made assuming that such security or instrument is immediately convertible or exercisable at the time of such determination; and, provided, further, that any Proposing Person satisfying the requirements of Rule 13d-1(b)(1) under the Exchange Act (other than a Proposing Person that so satisfies Rule 13d-1(b)(1) under the Exchange Act solely by reason of Rule 13d-1(b)(1)(ii)(E)) shall not be deemed to hold or maintain the notional amount of any securities that underlie a Synthetic Equity Position held by such Proposing Person as a hedge with respect to a bona fide derivatives trade or position of such Proposing Person arising in the ordinary course of such Proposing Person’s business as a derivatives dealer, (2) any rights to dividends on the shares of any class or series of stock of the corporation owned beneficially by such Proposing Person that are separated or separable from the underlying shares of the corporation, (3) any material pending or threatened legal proceeding in which such Proposing Person is a party or material participant involving the corporation or any of its officers or directors, or any affiliate of the corporation, (4) any other material relationship between such Proposing Person, on the one hand, and the corporation or any affiliate of the corporation, on the other hand, (5) any direct or indirect material interest in any material contract or agreement of such Proposing Person with the corporation or any affiliate of the corporation (including, in any such case, any employment agreement, collective bargaining agreement or consulting agreement), (6) a representation that such Proposing Person intends or is part of a group which intends to deliver a proxy statement or form of proxy to holders of at least the percentage of the corporation’s outstanding capital stock required to approve or adopt the proposal or otherwise solicit proxies from stockholders in support of such proposal and (7) any other information relating to such Proposing Person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies or consents by such Proposing Person in support of the business proposed to be brought before the meeting pursuant to Section 14(a) of the Exchange Act (the disclosures to be made pursuant to the foregoing clauses (1) through (7) are referred to as “Disclosable Interests”); provided, however, that Disclosable Interests shall not include any such disclosures with respect to the ordinary course business activities of any broker, dealer, commercial bank, trust company or other nominee who is a Proposing Person solely as a result of being the stockholder directed to prepare and submit the notice required by these bylaws on behalf of a beneficial owner; and

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(iii)    As to each item of business that the stockholder proposes to bring before the annual meeting, (1) a brief description of the business desired to be brought before the annual meeting, the reasons for conducting such business at the annual meeting and any substantial interest (within the meaning of Item 5 of Schedule 14A under the Exchange Act) in such business of each Proposing Person, (2) the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the bylaws, the language of the proposed amendment), (3) a reasonably detailed description of all agreements, arrangements and understandings (x) between or among any of the Proposing Persons or (y) between or among any Proposing Person and any other record or beneficial holder(s) or person(s) who have a right to acquire beneficial ownership at any time in the future of the shares of any class or series of stock of the corporation or other person or entity (including the names of such other holder(s), person(s) or entity(ies)) in connection with the proposal of such business by such stockholder and (4) any other information relating to such item of business that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies in support of the business proposed to be brought before the meeting pursuant to Section 14(a) of the Exchange Act; provided, however, that the disclosures required by this Section 2.3(c) shall not include any disclosures with respect to any broker, dealer, commercial bank, trust company or other nominee who is a Proposing Person solely as a result of being the stockholder directed to prepare and submit the notice required by these bylaws on behalf of a beneficial owner.

(d)    For purposes of this Section 2.3, the term “Proposing Person” shall mean (i) the stockholder providing the notice of business proposed to be brought before an annual meeting, (ii) the beneficial owner or beneficial owners, if different, on whose behalf the notice of the business proposed to be brought before the annual meeting is made, (iii) any participant (as defined in paragraphs (a)(ii)-(vi) of Instruction 3 to Item 4 of Schedule 14A) with such stockholder in such solicitation and (iv) any affiliates of such persons in (i) through (iii).

(e)    A Proposing Person shall update and supplement its notice to the corporation of its intent to propose business at an annual meeting, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 2.3 shall be true and correct as of the record date for stockholders entitled to vote at the meeting and as of the date that is ten (10) business days prior to the later of the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the corporation (i) not later than five (5) business days after the record date for stockholders entitled to vote at the meeting (in the case of the update and supplement required to be made as of such record date), and (ii) not later than eight (8) business days prior to the later of the date for the meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of ten (10) business days prior to the later of the meeting or any adjournment or postponement thereof). For the avoidance of doubt, the obligation to update and supplement as set forth in this paragraph or any other Section of these bylaws shall not limit the corporation’s rights with respect to any deficiencies in any notice provided by a stockholder, extend any applicable deadlines hereunder or enable or be deemed to permit a stockholder who has previously submitted notice hereunder to amend or update any proposal or to submit any new proposal, including by changing or adding matters, business or resolutions proposed to be brought before a meeting of the stockholders.

(f)    Notwithstanding anything in these bylaws to the contrary, no business shall be conducted at an annual meeting that is not properly brought before the meeting in accordance with this Section 2.3. The presiding person of the meeting shall, if the facts warrant, determine that the business was not properly brought before the meeting in accordance with this Section 2.3, and if he, she or they should so determine, he, she or they shall so declare at the meeting and any such business not properly brought before the meeting shall not be transacted.

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(g)    This Section 2.3 is expressly intended to apply to any business proposed to be brought before an annual meeting of stockholders other than any proposal made in accordance with Rule 14a-8 under the Exchange Act and included in the corporation’s proxy statement. In addition to the requirements of this Section 2.3 with respect to any business proposed to be brought before an annual meeting, each Proposing Person shall comply with all applicable requirements of the Exchange Act with respect to any such business. Nothing in this Section 2.3 shall be deemed to affect the rights of stockholders to request inclusion of proposals in the corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

Advance Notice of Nominations for Election of Directors at a Meeting.

Subject to the rights, if any, of holders of preferred stock to vote separately to elect directors, nominations of any person for election to the Board of Directors at an annual meeting or at a special meeting (but, in the case of a special meeting, only if the election of directors is a matter specified in the notice of meeting given by or at the direction of the person calling such special meeting) may be made at such meeting only (i) by or at the direction of the Board of Directors, including by any committee or persons authorized to do so by the Board of Directors or these bylaws, or (ii) by a stockholder present in person who (A) was a stockholder of record of the corporation (and with respect to any beneficial owner, if different, on whose behalf such nomination is proposed to be made, only if such beneficial owner was the beneficial owner of shares of the corporation) both at the time of giving the notice provided for in Section 2.4(b) and at the time of the meeting, (B) is entitled to vote at the meeting and (C) has complied with this Section 2.4 and Section 2.5 as to such notice and nomination.  The foregoing clause (ii) shall be the exclusive means for a stockholder to make any nomination of a person or persons for election to the Board of Directors at any annual meeting or special meeting of stockholders.

Without qualification, for a stockholder to make any nomination of a person or persons for election to the Board of Directors at an annual meeting or, subject to the limitations set forth in these bylaws, at a special meeting of the stockholders, the stockholder must (i) provide Timely Notice (as defined in Section 2.3(b) of these bylaws) thereof in writing and in proper form to the Secretary of the corporation (even if such nomination is already the subject of any notice to the stockholders or Public Disclosure from the Board of Directors); (ii) have acted in accordance with the representations set forth in the Solicitation Statement required by these bylaws; (iii) provide the information, agreements and questionnaires with respect to such stockholder and its candidate for nomination as required to be set forth by this Section 2.4 and Section 2.5; and (iv) provide any updates or supplements to such notice at the times and in the forms required by this Section 2.4 and Section 2.5. The number of nominees a stockholder may nominate for election at the annual meeting (or in the case of a stockholder giving the notice on behalf of a beneficial owner, the number of nominees a stockholder may nominate for election at the annual meeting on behalf of such beneficial owner) shall not exceed the number of directors to be elected at such annual meeting. Notwithstanding anything herein to the contrary, in the event that the number of directors to be elected to the Board of Directors is increased and there has been no public announcement naming all of the nominees for director or indicating the increase in the size of the Board of Directors made by the corporation at least ten (10) days before the last day a Nominating Person may deliver Timely Notice, a Nominating Person’s notice required by this bylaw shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be received by the Secretary at the principal executive offices of the corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the corporation.

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In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period for the giving of a stockholder’s notice as described above.

To be in proper form for purposes of this Section 2.4, a stockholder’s notice to the Secretary shall set forth:

(i)    As to each Nominating Person (as defined below), the Stockholder Information (as defined in Section 2.3(c)(i), except that for purposes of this Section 2.4, the term “Nominating Person” shall be substituted for the term “Proposing Person” in all places it appears in Section 2.3(c)(i));

(ii)    As to each Nominating Person, any Disclosable Interests (as defined in Section 2.3(c)(ii), except that for purposes of this Section 2.4, the term “Nominating Person” shall be substituted for the term “Proposing Person” in all places it appears in Section 2.3(c)(ii), and the disclosure with respect to the business to be brought before the meeting in Section 2.3(c)(ii) shall be made with respect to nomination of each person for election as a director at the meeting) and a statement whether or not each such Nominating Person will deliver a proxy statement and form of proxy to holders of at least sixty-seven percent (67%) of the voting power of the shares entitled to vote on the election of directors and file a definitive proxy statement with the U.S. Securities and Exchange Commission in accordance with the requirements of the Exchange Act (such statement, a “Solicitation Statement”); and

(iii)    As to each candidate whom a Nominating Person proposes to nominate for election as a director, (A) all information with respect to such candidate for nomination that would be required to be set forth in a stockholder’s notice pursuant to this Section 2.4 and Section 2.5 if such candidate for nomination were a Nominating Person, (B) all information relating to such candidate for nomination that is required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14(a) under the Exchange Act (including such candidate’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), (C) a description of any direct or indirect material interest in any material contract or agreement between or among any Nominating Person, on the one hand, and each candidate for nomination or his or her respective associates or any other participants in such solicitation, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 under Regulation S-K if such Nominating Person were the “registrant” for purposes of such rule and the candidate for nomination were a director or executive officer of such registrant , and (D) a completed and signed questionnaire, representation and agreement as provided in Section 2.5(a).

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For purposes of this Section 2.4, the term “Nominating Person” shall mean (i) the stockholder providing the notice of the nomination proposed to be made at the meeting, (ii) the beneficial owner or beneficial owners, if different, on whose behalf the notice of the nomination proposed to be made at the meeting is made, (iii) any other participant in such solicitation or (iv) any affiliates of such persons in (i) through (iii).

A stockholder providing notice of any nomination proposed to be made at a meeting shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 2.4 shall be true and correct as of the record date for stockholders entitled to vote at the meeting and as of the date that is ten (10) business days prior to the later of the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the corporation (i) not later than five (5) business days after the record date for stockholders entitled to vote at the meeting (in the case of the update and supplement required to be made as of such record date), and (ii) not later than eight (8) business days prior to the later of the date for the meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of ten (10) business days prior to the later of the meeting or any adjournment or postponement thereof). For the avoidance of doubt, the obligation to update and supplement as set forth in this paragraph or any other Section of these bylaws shall not limit the corporation’s rights with respect to any deficiencies in any notice provided by a stockholder, extend any applicable deadlines hereunder or enable or be deemed to permit a stockholder who has previously submitted notice hereunder to amend or update any nomination or to submit any new nomination.

In addition to the requirements of this Section 2.4 with respect to any nomination proposed to be made at a meeting, each Nominating Person shall comply with all applicable requirements of the Exchange Act with respect to any such nominations.

Additional Requirements for Valid Nomination of Candidates to Serve as Directors and, if Elected, to be Seated as Directors.

(a)    To be eligible to be a candidate for election as a director of the corporation at an annual meeting, a candidate must be nominated in the manner prescribed in Section 2.4 and the candidate for nomination, whether nominated by the Board of Directors or by a stockholder of record, must have previously delivered within ten (10) calendar days of receipt of the questionnaire referred to in clause (i) of this sentence, to the Secretary at the principal executive offices of the corporation, (i) a completed written questionnaire (in the form provided by the corporation upon written request therefor) with respect to the background, qualifications, stock ownership and independence of such proposed nominee and (ii) a written representation and agreement (in the form provided by the corporation upon written request therefor) that such candidate for nomination (A) is not and, if elected as a director during his or her term of office, will not become a party to (1) any agreement, arrangement or understanding with, and has not given and will not give any commitment or assurance to, any person or entity as to how such proposed nominee, if elected as a director of the corporation, will act or vote on any issue or question (a “Voting Commitment”), or (2) any Voting Commitment that could limit or interfere with such proposed nominee’s ability to comply, if elected as a director of the corporation, with such proposed nominee’s fiduciary duties under applicable law, (B) is not, and will not become a party to, any agreement, arrangement or understanding with any person or entity other than the corporation with respect to any direct or indirect compensation or reimbursement for service as a director of the corporation that has not been disclosed therein, and (C) if elected as a director of the corporation, will comply with all applicable corporate governance, conflict of interest, confidentiality, stock ownership and trading and other policies and guidelines of the corporation applicable to directors and in effect during such person’s term in office as a director (and, if requested by any candidate for nomination, the Secretary of the corporation shall provide to such candidate for nomination all such policies and guidelines then in effect).

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(b)    The Board of Directors may also require any proposed candidate for nomination as a director to furnish such other information as may reasonably be requested by the Board of Directors in writing prior to the meeting of stockholders at which such candidate’s nomination is to be acted upon in order for the Board of Directors to determine the eligibility of such candidate for nomination to be an independent director of the corporation.

(c)    A candidate for nomination as a director shall further update and supplement the materials delivered pursuant to this Section 2.5, if necessary, so that the information provided or required to be provided pursuant to this Section 2.5 shall be true and correct as of the record date for stockholders entitled to vote at the meeting and as of the date that is ten (10) business days prior to the later of the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the corporation (or any other office specified by the corporation in any public announcement) (i) not later than five (5) business days after the record date for stockholders entitled to vote at the meeting (in the case of the update and supplement required to be made as of such record date), and (ii) not later than eight (8) business days prior to the later of the date for the meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of ten (10) business days prior to the later of the meeting or any adjournment or postponement thereof). For the avoidance of doubt, the obligation to update and supplement as set forth in this paragraph or any other Section of these bylaws shall not limit the corporation’s rights with respect to any deficiencies in any notice provided by a stockholder or information provided by a candidate, extend any applicable deadlines hereunder or enable or be deemed to permit a stockholder who has previously submitted notice hereunder to amend or update any nomination or to submit any new nomination.

(d)    In addition to the requirements of this Section 2.5 with respect to any nomination proposed to be made at a meeting, each Proposing Person shall comply with all applicable requirements of the Exchange Act with respect to any such nominations.

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(e)    No candidate shall be eligible for nomination as a director of the corporation unless such candidate for nomination and the Nominating Person seeking to place such candidate’s name in nomination has complied with Section 2.4 and this Section 2.5, as applicable. For any nomination to be properly brought before a meeting, the information provided by any Nominating Person or candidate, including the information contained in any questionnaire, shall not contain any false or misleading information or omit any material information that has been requested. In the event of a failure to meet the requirements of Section 2.4 and Section 2.5, (1) the corporation may omit or, to the extent feasible, remove the information concerning the nomination from its proxy materials and/or otherwise communicate to its stockholders that the nominee is not eligible for election at the annual meeting, (2) the corporation shall not be required to include in its proxy materials any successor or replacement nominee proposed by the party and (3) the presiding person of the meeting shall declare such nomination to be invalid and such nomination shall be disregarded notwithstanding that proxies in respect of such vote may have been received by the corporation. The presiding person at the meeting shall, if the facts warrant, determine that a nomination was not properly made in accordance with Section 2.4 or this Section 2.5, and if he, she or they should so determine, he, she or they shall so declare such determination to the meeting, the defective nomination shall be disregarded and any ballots cast for the candidate in question (but in the case of any form of ballot listing other qualified nominees, only the votes cast for the nominee in question) shall be void and of no force or effect.

(f)    Notwithstanding anything in these bylaws to the contrary, no candidate for nomination by a Nominating Person shall be eligible to be seated as a director of the corporation unless nominated and elected in accordance with Section 2.4 and this Section 2.5.

Special Meetings. Special meetings of the stockholders of the corporation may be called only by the Chairman of the Board of Directors, the Chief Executive Officer or the Executive Chairman of the corporation, or by a resolution duly adopted by the affirmative vote of a majority of the Board of Directors. Such request shall state the purpose or purposes of the proposed meeting. Business transacted at any special meeting shall be limited to the matters relating to the purpose or purposes stated in the notice of meeting. Except as otherwise restricted by the certificate of incorporation of the corporation or applicable law, the Board of Directors may postpone, reschedule or cancel any special meeting of stockholders.

Notice of Meetings. Except as otherwise provided by law, the certificate of incorporation of the corporation, or these bylaws, written or electronic notice of each annual or special meeting of stockholders stating the place, if any, date, and time of the meeting, the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, the record date for determining the stockholders entitled to vote at the meeting, if such date is different from the record date for determining stockholders entitled to notice of the meeting, and, in the case of a special meeting, the purpose or purposes for which such special meeting is called, shall be given in accordance with Section 232 of the DGCL not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting as of the record date for determining the stockholders entitled to notice of the meeting.

List of Stockholders. The corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, provided, however, if the record date for determining the stockholders entitled to vote is less than ten (10) days before the meeting date, the list shall reflect the stockholders entitled to vote as of the tenth (10th) day before the meeting date, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, for a period of at least ten (10) days prior to the meeting: (a) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (b) during ordinary business hours, at the principal place of business of the corporation.

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Organization and Conduct of Business. Such person as the Board of Directors may have designated or, in the absence of such a person, the Chairman of the Board of Directors or, in his, her or their absence, the Chief Executive Officer or Executive Chairman of the corporation or, in their absence, such person as may be chosen by the holders of a majority of the voting power of the shares entitled to vote who are present, in person or by proxy, shall call to order any meeting of the stockholders and act as chairman of the meeting. The Secretary or, in the Secretary’s absence or inability to act, the person whom the chair of the meeting shall appoint secretary of the meeting, shall act as secretary of the meeting and keep the minutes thereof.

The chairman of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of discussion as seems to him or her in order.

Quorum. Except where otherwise required by law, the rules of any stock exchange upon which the corporation’s securities are listed, the certificate of incorporation of the corporation or these bylaws, the holders of a majority of the voting power of the capital stock issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of the stockholders.

Adjournments. The chairperson of the meeting, the stockholders (by the affirmative vote of a majority of the voting power of the shares of capital stock present in person or represented by proxy at the meeting and entitled to vote, though less than a quorum) or any officer entitled to preside at such meeting, shall be entitled to adjourn such meeting from time to time, without notice other than announcement at the meeting. When a meeting is adjourned to another place, date or time, notice need not be given of the adjourned meeting if the place, if any, date and time thereof and the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are (i) announced at the meeting at which the adjournment is taken, (ii) displayed, during the time scheduled for the meeting, on the same electronic network used to enable stockholder and proxy holders to participate in the meeting by means of remote communication, or (iii) set forth in the notice of meeting given in accordance with Section 2.7 of these bylaws; provided, however, that if the adjournment is for more than thirty (30) days, notice of the place, if any, date, time and means of remote communications, if any, of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date for stockholders entitled to vote is fixed for the adjourned meeting, the Board of Directors shall fix a new record date for notice of such adjourned meeting in accordance with Section 2.14 of these bylaws and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at such adjourned meeting as of the record date fixed for notice of such adjourned meeting. At any adjourned meeting, any business may be transacted that might have been transacted at the original meeting.

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Voting Rights. Unless otherwise required by the DGCL or the certificate of incorporation of the corporation, each stockholder shall at every meeting of the stockholders be entitled to one vote for each share of the capital stock having voting power held by such stockholder. No holder of shares of the corporation’s common stock shall have the right to cumulative votes.

Majority Vote. When a quorum is present at any meeting, the vote of the holders of a majority of the votes cast affirmatively or negatively shall decide any question brought before such meeting, unless the question is one upon which by express provision of an applicable statute or of the certificate of incorporation of the corporation or of these bylaws, including Section 3.2 hereof, or of the rules of any a stock exchange upon which the corporation’s securities are listed, a different vote is required, in which case such express provision shall govern and control the decision of such question.

Record Date for Stockholder Notice and Voting. For purposes of determining the stockholders entitled (i) to notice of, or to vote at, any meeting of stockholders or any adjournment thereof, (ii) to receive payment of any dividend or other distribution or allotment of any rights, or (iii) to exercise any right in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not (a) precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, (b) be more than sixty (60) days nor less than ten (10) days before the date of any such meeting, or (c) be more than sixty (60) days before any other action to which the record date relates. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote at the adjourned meeting in accordance with the foregoing provisions. If the Board of Directors does not fix a record date as described in the first two sentences of this paragraph, (a) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the business day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held, and (b) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating to such purpose.

Proxies. Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period. All proxies must be filed with the Secretary of the corporation at the beginning of each meeting in order to be counted in any vote at the meeting. The authorization of a person to act as proxy may be documented, signed, and delivered in accordance with Section 116 of the DGCL provided that such authorization shall set forth, or be delivered with, information enabling the corporation to determine the identity of the stockholder granting such authorization. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy that is not irrevocable by attending the meeting and voting in person or by delivering to the Secretary a revocation of the proxy or a new proxy bearing a later date.

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Inspectors of Election. The corporation shall, in advance of any meeting of stockholders, appoint one or more inspectors of election to act at the meeting and make a written report thereof. The corporation may designate one or more persons to act as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability.

No Action Without a Meeting. Except as set forth in the corporation’s certificate of incorporation, no action shall be taken by the stockholders except at an annual or special meeting of stockholders called and noticed in the manner required by these bylaws.

Directors

Number, Election, Tenure and Qualifications. Subject to the rights of the holders of any series of preferred stock to elect additional directors under specified circumstances, the number of directors shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by the affirmative vote of a majority of the Board of Directors. The directors’, other than those who may be elected by the holders of any series of preferred stock under specified circumstances, terms of office will expire at the corporation’s first annual meeting of stockholders following the effectiveness of the filing of the Certificate of Incorporation (the “Effective Time”). The successors of the directors whose terms expire at that meeting shall be elected for a term expiring at the 2025 annual meeting of the stockholders; at the 2025 annual meeting of the stockholders, the successors of the directors whose terms expire at that meeting shall be elected for a term expiring at the 2026 annual meeting of the stockholders; and at each annual meeting of stockholders of the corporation thereafter, the directors elected at an annual meeting of stockholders to succeed those whose terms then expire shall hold office until the next succeeding annual meeting of stockholders, and until their respective successors are elected, except in the case of the death, resignation, or removal of any director. If authorized by a resolution of the Board of Directors, directors may be elected to fill any vacancy on the Board of Directors, regardless of how such vacancy shall have been created.

Director Nominations. At each annual meeting of the stockholders, directors shall be elected by a plurality of votes cast, except as otherwise provided in this Section 3.2, and each director so elected shall hold office until such director’s successor is duly elected and qualified or until such director’s earlier resignation, removal, death, or incapacity.

Notwithstanding the previous sentence, to the fullest extent permitted by law, if a majority of the votes cast with respect to the election of a director are marked “against” or “withheld” in an uncontested election, the director shall promptly tender his or her irrevocable resignation for the Board of Directors’ or the Nominating and Corporate Governance Committee’s consideration. If such director’s resignation is accepted by the Board of Directors or the Nominating and Corporate Governance Committee, then the Board of Directors, in its sole discretion, may fill the resulting vacancy or may decrease the size of the Board of Directors.

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Enlargement and Vacancies. Except as otherwise provided by the certificate of incorporation of the corporation, subject to the rights of the holders of any series of preferred stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, disqualification, removal from office or other cause shall, unless otherwise required by law or determined by the Board of Directors, be filled solely by a majority vote of the directors then in office, although less than a quorum, or by the sole remaining director. If there are no directors in office, then an election of directors may be held in the manner provided by statute. Directors chosen pursuant to any of the foregoing provisions shall hold office until the next annual election and until such director’s successor is duly elected and qualified or until such director’s earlier resignation, removal, death or incapacity. In the event of a vacancy in the Board of Directors, the remaining directors, except as otherwise provided by law, or by the certificate of incorporation of the corporation or these bylaws, may exercise the powers of the full Board of Directors until the vacancy is filled.

Resignation and Removal. Any director may resign at any time upon written or electronic notice to the corporation addressed to the attention of the Chief Executive Officer, the Secretary, the Chairman of the Board of Directors or the Chair of the Nominating and Corporate Governance Committee of the Board of Directors, who shall in turn notify the full Board of Directors (although failure to provide such notification to the full Board of Directors shall not impact the effectiveness of such resignation). Such resignation shall be effective upon receipt of such notice by one of the individuals designated above unless the notice specifies such resignation to be effective at some other time or upon the happening of some other event. Subject to the rights of the holders of any series of preferred stock then outstanding, any director, or the entire Board of Directors, may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of at least a majority of the voting power of all of the then-outstanding shares of capital stock of the corporation then entitled to vote at an election of directors, voting together as a single class.

Powers. The business of the corporation shall be managed by or under the direction of the Board of Directors, which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the certificate of incorporation of the corporation or by these bylaws directed or required to be exercised or done by the stockholders.

Chairman of the Board of Directors. The directors shall elect a Chairman of the Board of Directors and may elect a Vice Chair of the Board of Directors, each to hold such office until their successor is elected and qualified or until their earlier resignation or removal. In the absence or disability of the Chairman of the Board of Directors, the Vice Chair of the Board of Directors, if one has been elected, or another director designated by the Board of Directors, shall perform the duties and exercise the powers of the Chairman of the Board of Directors. The Chairman of the Board of Directors of the corporation may preside at all meetings of the stockholders and the Board of Directors and shall have such other duties as may be vested in the Chairman of the Board of Directors by the Board of Directors. The Vice Chair of the Board of Directors shall have such duties as may be vested in the Vice Chair of the Board of Directors by the Board of Directors.

Place of Meetings. The Board of Directors may hold meetings, both regular and special, either within or without the State of Delaware.

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Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such time and place as may be determined from time to time by the Board of Directors; provided, however, that any director who is absent when such a determination is made shall be given prompt notice of such determination.

Special Meetings. Special meetings of the Board of Directors may be called by the Chairman of the Board of Directors, the Chief Executive Officer, Executive Chairman, or by the written request of a majority of the directors then in office. Notice of the time and place, if any, of special meetings shall be delivered personally or by telephone to each director, or sent by first-class mail or commercial delivery service, facsimile transmission, or by electronic mail or other electronic means, charges prepaid, sent to such director’s business or home address or email address, as applicable, as they appear upon the records of the corporation. In case such notice is mailed, it shall be deposited in the United States mail at least three (3) days prior to the time of holding of the meeting. In case such notice is delivered personally or by telephone or by commercial delivery service, facsimile transmission, or electronic mail or other electronic means, it shall be so delivered at least twenty-four (24) hours prior to the time of the holding of the meeting. A notice or waiver of notice of a meeting of the Board of Directors need not specify the purposes of the meeting.

Quorum, Action at Meeting, Adjournments. At all meetings of the Board of Directors, a majority of the Board of Directors, but in no case less than one third (⅓) of the Whole Board, shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by law or by the certificate of incorporation of the corporation or these bylaws. For purposes of these bylaws, the term “Whole Board” shall mean the total number of authorized directors whether or not there exist any vacancies in previously authorized directorships. If a quorum shall not be present at any meeting of the Board of Directors, a majority of the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

Action Without Meeting. Unless otherwise restricted by the certificate of incorporation of the corporation or these bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board of Directors or committee, as the case may be, consent thereto in writing or by electronic transmission. After such action is taken, the writing or writings or electronic transmission or transmissions shall be filed with the minutes of proceedings of the Board of Directors or committee.

Telephone Meetings. Unless otherwise restricted by the certificate of incorporation of the corporation or these bylaws, any member of the Board of Directors or any committee thereof may participate in a meeting of the Board of Directors or of any committee, as the case may be, by means of conference telephone or by any form of communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

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Committees. The Board of Directors may, by resolution, designate one or more committees, each committee to consist of one or more of the directors of the corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members present at any meeting and not disqualified from voting, whether or not the member or members present constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors, shall have and may exercise all of the lawfully delegated powers and authority of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors. Except as the Board of Directors may otherwise determine, any committee may make rules for the conduct of its business, but unless otherwise provided by the directors or in such rules, its business shall be conducted as nearly as possible in the same manner as is provided in these bylaws for the conduct of its business by the Board of Directors.

Fees and Compensation of Directors. The Board of Directors shall have the authority to fix the compensation of directors.

Officers

Officers Designated. The officers of the corporation shall be chosen by or in the manner determined by the Board of Directors and shall be a Chief Executive Officer, an Executive Chairman, a Secretary and a Chief Financial Officer. The Board of Directors may also choose a Treasurer, one or more Vice Presidents, and one or more assistant Secretaries or assistant Treasurers. Any number of offices may be held by the same person, unless the certificate of incorporation of the corporation or these bylaws otherwise provide.

Election. The Board of Directors shall choose a Chief Executive Officer, an Executive Chairman, a Secretary and a Chief Financial Officer. Other officers may be appointed by the Board of Directors or may be appointed pursuant to a delegation of authority from the Board of Directors.

Tenure. Each officer of the corporation shall hold office until such officer’s successor is appointed and qualified, unless a different term is specified at the appointment of such officer, or until such officer’s earlier death, resignation, removal or incapacity. Any officer may be removed with or without cause at any time by the Board of Directors or a committee duly authorized to do so (or in the manner determined by the Board of Directors). Any vacancy occurring in any office of the corporation may be filled by or in the manner determined by the Board of Directors, at its discretion. Any officer may resign by delivering such officer’s written resignation to the corporation to the attention of the Chief Executive Officer or the Secretary. Such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event.

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The Chief Executive Officer. Subject to such supervisory powers, if any, as may be given by the Board of Directors to the Chairman of the Board of Directors, in the absence of the Chairman of the Board of Directors, the Chief Executive Officer shall preside at all meetings of the stockholders and at all meetings of the Board of Directors, shall have general and active management of the business of the corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect. He, she or they shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be delegated by the Board of Directors to some other officer or agent of the corporation.

The Executive Chairman. The Executive Chairman, if any, shall, in the event there is no Chief Executive Officer or in the absence of the Chief Executive Officer or in the event of his, her or their disability, perform the duties of the Chief Executive Officer, and when so acting, shall have the powers of and be subject to all the restrictions upon the Chief Executive Officer. The Executive Chairman shall perform such other duties and have such other powers as may from time to time be prescribed for such person by the Board of Directors, the Chief Executive Officer, or these bylaws.

The Vice President. The Vice President, if any (or in the event there be more than one, the Vice Presidents in the order designated by the directors, or in the absence of any designation, in the order of their election), shall, in the absence of the Executive Chairman or in the event of his, her or their disability or refusal to act, perform the duties of the Executive Chairman, and when so acting, shall have the powers of and be subject to all the restrictions upon the Executive Chairman. The Vice President(s) shall perform such other duties and have such other powers as may from time to time be prescribed for such person(s) by the Board of Directors, the Chief Executive Officer, the Executive Chairman, or these bylaws.

The Secretary. The Secretary shall attend all meetings of the Board of Directors and the stockholders and record all votes and the proceedings of the meetings in a book to be kept for that purpose and shall perform like duties for the standing committees, when required. The Secretary shall give, or cause to be given, notice of all meetings of stockholders and special meetings of the Board of Directors, and shall perform such other duties as may from time to time be prescribed by the Board of Directors, the Chairman of the Board of Directors or the Chief Executive Officer, under whose supervision he, she or they shall act. The Secretary shall sign such instruments on behalf of the corporation as the Secretary may be authorized to sign by the Board of Directors or by law and shall countersign, attest and affix the corporate seal to all certificates and instruments where such countersigning or such sealing and attesting are necessary to their true and proper execution.

The Assistant Secretary. The Assistant Secretary, if any, (or in the event there be more than one, any Assistant Secretaries in the order designated by the Board of Directors (or in the absence of any designation, in the order of their election) shall assist the Secretary in the performance of his, her or their duties and, in the absence of the Secretary or in the event of his, her or their inability or refusal to act, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as may from time to time be prescribed by the Board of Directors.

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The Chief Financial Officer. The Chief Financial Officer shall be the principal financial officer in charge of the general accounting books, accounting and cost records and forms. The Chief Financial Officer may also serve as the principal accounting officer and shall perform such other duties and have such other powers as may from time to time be prescribed by the Board of Directors or the Chief Executive Officer.

The Treasurer and Assistant Treasurers. The Treasurer, if any, shall have such duties as may be specified by the Chief Financial Officer to assist the Chief Financial Officer in the performance of his or her duties and to perform such other duties and have such other powers as may from time to time be prescribed by the Board of Directors or the Chief Executive Officer. It shall be the duty of any Assistant Treasurers to assist the Treasurer in the performance of his or her duties and to perform such other duties and have such other powers as may from time to time be prescribed by the Board of Directors or the Chief Executive Officer.

Bond. If required by the Board of Directors, any officer shall give the corporation a bond in such sum and with such surety or sureties and upon such terms and conditions as shall be satisfactory to the Board of Directors, including without limitation a bond for the faithful performance of the duties of such officer’s office and for the restoration to the corporation of all books, papers, vouchers, money and other property of whatever kind in such officer’s possession or under such officer’s control and belonging to the corporation.

Delegation of Authority. The Board of Directors may from time to time delegate the powers or duties of any officer to any other officers or agents, notwithstanding any provision hereof.

Notices

Delivery. Whenever, under the provisions of law, or of the certificate of incorporation of the corporation or these bylaws, written notice is required to be given to any stockholder, such notice may be given (a) by mail, addressed to such stockholder, at such person’s address as it appears on the records of the corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail, or (b) by nationally recognized courier service, and such notice shall be deemed to be given at the earlier of when the notice is received or left at such stockholder’s address. Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders may be given by electronic transmission in the manner provided in Section 232 of the DGCL.

Waiver of Notice. Whenever any notice is required to be given under the provisions of law or of the certificate of incorporation of the corporation or of these bylaws, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors or members of a committee of directors need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the certificate of incorporation of the corporation or these bylaws.

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Indemnification of Directors and Officers

Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereinafter a “proceeding”), by reason of the fact that he or she is or was a director or an officer of the corporation or is or was serving at the request of the corporation as a director, officer or trustee of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, or trustee or in any other capacity while serving as a director, officer, or trustee, shall be indemnified and held harmless by the corporation to the fullest extent permitted by Delaware law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification rights than such law permitted the corporation to provide prior to such amendment), against all expense, liability, and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties, and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith; provided, however, that, except as provided in Section 6.3 of this Article 6 with respect to proceedings to enforce rights to indemnification, the corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors of the corporation.

Right to Advancement of Expenses. In addition to the right to indemnification conferred in Section 6.1 of this Article 6, an indemnitee shall also have the right to be paid by the corporation the expenses (including attorney’s fees) incurred in defending any such proceeding in advance of its final disposition (hereinafter an “advancement of expenses”); provided, however, that, if the DGCL requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the corporation of an undertaking (hereinafter an “undertaking”), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a “final adjudication”) that such indemnitee is not entitled to be indemnified for such expenses under this Section 6.2 or otherwise.

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Right of Indemnitee to Bring Suit. If a claim under Section 6.1 or 6.2 of this Article 6 is not paid in full by the corporation within sixty (60) days after a written claim has been received by the corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty (20) days, the indemnitee may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim. To the fullest extent permitted by law, if successful in whole or in part in any such suit, or in a suit brought by the corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In (a) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (b) in any suit brought by the corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met any applicable standard for indemnification set forth in the DGCL. Neither the failure of the corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or brought by the corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article 6 or otherwise shall be on the corporation.

Non-Exclusivity of Rights. The rights to indemnification and to the advancement of expenses conferred in this Article 6 shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, the corporation’s certificate of incorporation, bylaws, agreement, vote of stockholders or directors, or otherwise.

Insurance. The corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee, or agent of the corporation or another corporation, partnership, joint venture, trust, or other enterprise against any expense, liability, or loss, whether or not the corporation would have the power to indemnify such person against such expense, liability, or loss under the DGCL.

Indemnification of Employees and Agents of the Corporation. The corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of the corporation to the fullest extent of the provisions of this Article with respect to the indemnification and advancement of expenses of directors and officers of the corporation.

Nature of Rights. The rights conferred upon indemnitees in this Article 6 shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer, or trustee and shall inure to the benefit of the indemnitee’s heirs, executors, and administrators. Any amendment, alteration, or repeal of this Article 6 that adversely affects any right of an indemnitee or its successors shall be prospective only and shall not limit, eliminate, or impair any such right with respect to any proceeding involving any occurrence or alleged occurrence of any action or omission to act that took place prior to such amendment or repeal.

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Severability. If any word, clause, provision or provisions of this Article 6 shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Article 6 (including, without limitation, each portion of any Section or paragraph of this Article 6 containing any such provision held to be invalid, illegal or unenforceable, that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of this Article 6 (including, without limitation, each such portion of any Section or paragraph of this Article 6 containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

Capital Stock

Certificates for Shares. The shares of the corporation shall be (a) represented by certificates or (b) uncertificated and evidenced by a book-entry system maintained by or through the corporation’s transfer agent or registrar. Certificates shall be signed by, or in the name of the corporation by, any two authorized officers of the corporation, including the Chief Executive Officer, the Executive Chairman, the Secretary, or the Chief Financial Officer.

Within a reasonable time after the issuance or transfer of uncertificated stock, the corporation shall send or cause to be sent to the registered owner thereof a written notice or electronic transmission containing the information required by Section 151(f) of the DGCL or a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

Signatures on Certificates. Any or all of the signatures on a certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

Transfer of Stock. Upon surrender to the corporation or the transfer agent of the corporation of a certificate of shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, and proper evidence of compliance with other conditions to rightful transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books. Upon receipt of proper transfer instructions and proper evidence of compliance with other conditions to rightful transfer from the registered owner of uncertificated shares, such uncertificated shares shall be canceled and issuance of new equivalent uncertificated shares or certificated shares shall be made to the person entitled thereto and the transaction shall be recorded upon the books of the corporation.

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Registered Stockholders. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise required by the laws of Delaware.

Lost, Stolen or Destroyed Certificates. The corporation may direct that a new certificate or certificates be issued to replace any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed and on such terms and conditions as the corporation may require. When authorizing the issue of a new certificate or certificates, the corporation may, in its discretion and as a condition precedent to the issuance thereof, require the owner of the lost, stolen or destroyed certificate or certificates, or his or her legal representative, to advertise the same in such manner as it may require, to indemnify the corporation in such manner as it may require, and/or to give the corporation a bond or other adequate security in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

General Provisions

Dividends. Dividends upon the capital stock of the corporation, subject to any restrictions contained in the DGCL or the provisions of the certificate of incorporation of the corporation, if any, may be declared by the Board of Directors at any regular or special meeting or by unanimous written consent. Dividends may be paid in cash, in property or in shares of capital stock, subject to the provisions of the certificate of incorporation of the corporation.

Checks. All checks or demands for money and notes of the corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors or its designees may from time to time designate.

Corporate Seal. The Board of Directors may, by resolution, adopt a corporate seal. The corporate seal shall have inscribed thereon the name of the corporation, the year of its organization and the word “Delaware.” The seal may be used by causing it or a facsimile thereof to be impressed or affixed or otherwise reproduced. The seal may be altered from time to time by the Board of Directors.

Execution of Corporate Contracts and Instruments. The Board of Directors, except as otherwise provided in these bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation; such authority may be general or confined to specific instances.

Representation of Shares or Interests of Other Entities. The Chief Executive Officer, the Executive Chairman or any Vice President, the Chief Financial Officer or the Treasurer or any Assistant Treasurer, or the Secretary or any Assistant Secretary of the corporation is authorized to vote, represent and exercise on behalf of the corporation all rights incident to any and all shares of any corporation or corporations or similar ownership interests of other business entities standing in the name of the corporation. The authority herein granted to said officers to vote or represent on behalf of the corporation any and all shares or similar ownership interests held by the corporation in any other corporation or corporations or other business entities may be exercised either by such officers in person or by any other person authorized so to do by proxy or power of attorney duly executed by said officers.

21

Forum for Adjudication of Disputes

Exclusive Forum; Delaware Chancery Court. Unless the corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, if the Court of Chancery does not have jurisdiction, another state or federal court located within the State of Delaware), shall, to the fullest extent permitted by law, be the sole and exclusive forum for (a) any derivative action or proceeding brought in the name or right of the corporation or on behalf of the corporation, (b) any action or proceeding asserting a claim for breach of any fiduciary duty owed by any director, officer, employee, agent, or stockholder of the corporation to the corporation or the corporation’s stockholders, (c) any action or proceeding arising or asserting a claim arising pursuant to any provision of the DGCL or any provision of the certificate of incorporation of the corporation, any Preferred Stock Designation (as that term is defined in the certificate of incorporation of the corporation), or these bylaws, (d) any action or proceeding to interpret, apply, enforce, or determine the validity of the certificate of incorporation of the corporation or these bylaws, or (e) any action or proceeding asserting a claim governed by the internal affairs doctrine. If any action, the subject matter of which is within the scope of this Section, is filed in a court other than a court located within the State of Delaware (a “Foreign Action”) in the name of any stockholder, that stockholder shall be deemed to have consented to: (x) the personal jurisdiction of the state and federal courts located within the State of Delaware in connection with any action brought in any such court to enforce this Section (an “Enforcement Action”), and (y) having service of process made upon such stockholder in any such Enforcement Action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder, in each case, to the fullest extent permitted by law. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the corporation shall be deemed to have notice of and consented to the provisions of this Section 9.1.

Exclusive Forum; Federal District Courts. Unless the corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States shall, to the fullest extent permitted by law, be the sole and exclusive forum for the resolution of any complaint asserting a cause of action under the Securities Act of 1933, as amended, the Exchange Act, as amended and any claims for which federal courts have exclusive jurisdiction. Any person or entity purchasing or otherwise acquiring any interest in any security of the corporation shall be deemed to have notice of and consented to the provisions of this Section 9.2.

Failure to Enforce Exclusive Forum. Failure to enforce the provisions contained in this Article 9 would cause the corporation irreparable harm, and the corporation shall be entitled to equitable relief, including injunctive relief and specific performance, to enforce the foregoing provisions.

22

Amendments

Subject to the laws of the State of Delaware, the Board of Directors is expressly authorized to adopt, amend or repeal the bylaws of the corporation, without any action on the part of the stockholders, by the affirmative vote of at least a majority of the Board of Directors. In addition to any vote of the holders of any class or series of stock of the corporation required by law, by the certificate of incorporation of the corporation, or by any Preferred Stock Designation, the bylaws may also be adopted, amended or repealed by the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of all of the then-outstanding shares of the capital stock of the corporation entitled to vote thereon, voting together as a single class.

23

CERTIFICATE OF SECRETARY

I, the undersigned, hereby certify:

that I am a duly elected, acting and qualified Secretary of Sow Good Inc., a Delaware corporation; and

that the foregoing bylaws, comprising 23 pages, constitute the bylaws of such corporation as duly adopted by the Board of Directors of such corporation on        , 2024, which bylaws became effective        , 2024.

IN WITNESS WHEREOF, I have hereunto subscribed my name as of the         day of        , 2024.

, Secretary

ANNEX F

2020 Plan

See attached.

2020 STOCK INCENTIVE PLAN

BLACK RIDGE OIL & GAS, INC.

(AS ADOPTED ON DECEMBER 5, 2019)

1.           Purpose. The purpose of the 2020 Stock Incentive Plan (the “Plan”) of Black Ridge Oil & Gas, Inc. (the “Company”) is to increase stockholder value and to advance the interests of the Company by furnishing a variety of economic incentives (“Incentives”) designed to attract, retain and motivate employees, certain key consultants and directors of the Company. Incentives may consist of opportunities to purchase or receive shares of Common Stock, $.001 par value, of the Company (“Common Stock”) on terms determined under this Plan. The Plan was adopted by the Board on December 5, 2019, and as approved by the Shareholders on December 19, 2019.

2.           Administration. The Plan shall be administered by the Board of Directors or by a stock option or compensation committee (the “Committee”) of the Board of Directors of the Company. The Committee shall consist of not less than two directors of the Company and shall be appointed from time to time by the board of directors of the Company. Each member of the Committee shall be (i) a “non-employee director” within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934 (including the regulations promulgated thereunder, the “1934 Act”) (a “Non-Employee Director”), and (ii) shall be an “outside director” within the meaning of Section 162(m) under the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations promulgated thereunder. The Committee shall have complete authority to award Incentives under the Plan, to interpret the Plan, and to make any other determination which it believes necessary and advisable for the proper administration of the Plan. The Committee’s decisions and matters relating to the Plan shall be final and conclusive on the Company and its participants. If at any time there is no stock option or compensation committee, the term “Committee”, as used in the Plan, shall refer to the Board of Directors.

3.           Eligible Participants. Officers of the Company, employees of the Company or its subsidiaries, members of the Board of Directors, and consultants or other independent contractors who provide services to the Company or its subsidiaries shall be eligible to receive Incentives under the Plan when designated by the Committee. Participants may be designated individually or by groups or categories (for example, by pay grade) as the Committee deems appropriate. Participation by officers of the Company or its subsidiaries and any performance objectives relating to such officers must be approved by the Committee. Participation by others and any performance objectives relating to others may be approved by groups or categories (for example, by pay grade) and authority to designate participants who are not officers and to set or modify such targets may be delegated. Participation is entirely at the discretion of the Committee and is not automatically continued after an initial period of participation.

4.           Types of Incentives. Incentives under the Plan may be granted in any one or a combination of the following forms: (a) incentive stock options and non-statutory stock options (Section 6); (b) stock appreciation rights (“SARs”) (Section 7); (c) stock awards (Section 8); (d) restricted stock (Section 8); and (e) performance shares (Section 9).

5.           Shares Subject to the Plan.

5.1         Number of Shares. Subject to adjustment as provided in Section 10.6, the number of shares of Common Stock which may be issued under the Plan shall not exceed 320,000 shares of Common Stock. Shares of Common Stock that are issued under the Plan or are subject to outstanding Incentives will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan. Shares of Common Stock subject to a participant’s exercise of either an option or a SAR, but not both (a “tandem SAR”), shall be counted only once.

5.2         Cancellation. To the extent that cash in lieu of shares of Common Stock is delivered upon the exercise of a SAR pursuant to Section 7.4, the Company shall be deemed, for purposes of applying the limitation on the number of shares, to have issued the greater of the number of shares of Common Stock which it was entitled to issue upon such exercise or on the exercise of any related option. In the event that a stock option or SAR granted hereunder expires or is terminated or canceled unexercised as to any shares of Common Stock, such shares may again be issued under the Plan either pursuant to stock options, SARs or otherwise. In the event that shares of Common Stock are issued as restricted stock or pursuant to a stock award and thereafter are forfeited or reacquired by the Company pursuant to rights reserved upon issuance thereof, such forfeited and reacquired shares may again be issued under the Plan, either as restricted stock, pursuant to stock awards or otherwise.

5.3         Type of Common Stock. Common Stock issued under the Plan in connection with stock options, SARs, performance shares, restricted stock or stock awards, may be authorized and unissued shares or treasury stock, as designated by the Committee.

6.           Stock Options. A stock option is a right to purchase shares of Common Stock from the Company at a specified price. Each stock option granted by the Committee under this Plan shall be subject to the following terms and conditions:

6.1         Price. The option price per share shall be determined by the Committee, subject to adjustment under Section 10.6, and shall never be less than the greater of (1) the Fair Market Value on the date of grant of the option or (2) the par value of the Common Stock. Other than in connection with a change in the Company’s capitalization (as described in Section 10.6), a Stock Option may not be re-priced without Shareholder approval (including canceling previously awarded Stock Options and re-granting them with a lower exercise price).

6.2        Number. The number of shares of Common Stock subject to the option shall be determined by the Committee, subject to adjustment as provided in Section 10.6. In the case of a tandem SAR, the number of shares of Common Stock available upon exercise of the participant’s stock option shall be reduced to reflect any tandem SARs already exercised by the participant.

6.3         Duration and Time for Exercise. Subject to earlier termination as provided in Section 6.5 and/or Section 10.4, the term of each stock option shall be determined by the Committee but shall not exceed ten years from the date of grant. Each stock option shall become exercisable at such time or times during its term as shall be determined by the Committee at the time of grant. The Committee may accelerate the exercisability of any stock option. Subject to the foregoing and with the approval of the Committee, all or any part of the shares of Common Stock with respect to which the right to purchase has accrued may be purchased by the Company at the time of such accrual or at any time or times thereafter during the term of the option, provided that the purchase price may not exceed the Fair Market Value of the shares at the time of purchase.

6.4         Manner of Exercise. A stock option may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of shares of Common Stock to be purchased and accompanied by the full purchase price for such shares. The option price shall be payable (a) in United States dollars upon exercise of the option and may be paid by cash, uncertified or certified check or bank draft; (b) at the discretion of the Committee, by delivery of shares of Common Stock in payment of all or any part of the option price, which shares shall be valued for this purpose at the Fair Market Value on the date such option is exercised; or (c) at the discretion of the Committee, by instructing the Company to withhold from the shares of Common Stock issuable upon exercise of the stock option shares of Common Stock in payment of all or any part of the exercise price and/or any related withholding tax obligations, which shares shall be valued for this purpose at Fair Market Value or in such other manner as may be authorized from time to time by the Committee. The shares of Common Stock delivered by the participant pursuant to Section 6.4(b) must have been held by the participant for a period of not less than six months prior to the exercise of the option, unless otherwise determined by the Committee. Stock options will not be granted under the Plan in consideration for and shall not be conditioned upon the delivery of shares of Common Stock to the Company in payment of the exercise price and/or tax withholding obligation under any other stock option or SAR of the participant. Prior to the issuance of shares of Common Stock upon the exercise of a stock option, a participant shall have no rights as a stockholder.

6.5         Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as Incentive Stock Options (as such term is defined in Section 422 of the Code):

(a)         Incentive Stock Options may only be granted to employees of the Company, and may not remain exercisable later than three months after the participant’s termination of employment (or such other period of time provided in Section 422 of the Code).  Notwithstanding the foregoing, the Committee may provide that a stock option may be exercisable for a period of time longer than three months after the participant’s termination of employment as long as it is not beyond the original term of the stock option grant; however, any amendment to a stock option originally issued as an Incentive Stock Option to provide exercise later than three months after the participant’s termination of employment will cause the stock option to no longer be qualified as an Incentive Stock Option if such stock option is exercised later than three months after the participant’s termination of employment.

(b)         The aggregate Fair Market Value (determined as of the time the option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any participant during any calendar year (under all of the Company’s plans) shall not exceed $100,000. The determination will be made by taking incentive stock options into account in the order in which they were granted. If such excess only applies to a portion of an Incentive Stock Option, the Committee, in its discretion, will designate which shares will be treated as shares to be acquired upon exercise of an Incentive Stock Option.

(c)         Any Incentive Stock Option certificate authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the options as Incentive Stock Options.

(d)         All Incentive Stock Options must be granted within ten years from the earlier of the date on which this Plan was adopted by Board of Directors or the date this Plan was approved by the stockholders.

(e)         Unless sooner exercised, all Incentive Stock Options shall expire no later than 10 years after the date of grant.

(f)         The option price for Incentive Stock Options shall be not less than the Fair Market Value of the Common Stock subject to the option on the date of grant.

(g)         If Incentive Stock Options are granted to any participant who, at the time such option is granted, would own (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the employer corporation or of its parent or subsidiary corporation, (i) the option price for such Incentive Stock Options shall be not less than 110% of the Fair Market Value of the Common Stock subject to the option on the date of grant and (ii) such Incentive Stock Options shall expire no later than five years after the date of grant.

(h)         An Incentive Stock Option must not be transferable by the participant other than by will or the laws of descent and distribution, and must be exercisable during the individual’s lifetime only by the individual, in accordance with Treasury Regulation 1.422-2(a)(2)(v).

7.           Stock Appreciation Rights. A SAR is a right to receive, without payment to the Company, a number of shares of Common Stock, cash or any combination thereof, the amount of which is determined pursuant to the formula set forth in Section 7.4. A tandem SAR may be granted (a) with respect to any nonqualified stock option granted under this Plan, concurrently with the grant of such stock option (as to all or any portion of the shares of Common Stock subject to the nonqualified stock option), or (b) alone, without reference to any related stock option (a non-tandem SAR). Each SAR granted by the Committee under this Plan shall be subject to the following terms and conditions:

7.1        Number. Each SAR granted to any participant shall relate to such number of shares of Common Stock as shall be determined by the Committee, subject to the limitations in Section 6.2 and subject to adjustment as provided in Section 10.6. In the case of a tandem SAR granted with respect to a nonqualified stock option, the number of shares of Common Stock subject to the SAR shall be reduced to reflect any nonqualified options already exercised by the participant. SARs shall not be granted in tandem with Incentive Stock Options.

7.2         Duration. Subject to earlier termination as provided in Section 10.4, the term of each SAR shall be determined by the Committee but shall not exceed ten years and one day from the date of grant. Unless otherwise provided by the Committee, each SAR shall become exercisable at such time or times, to such extent and upon such conditions as the stock option, if any, to which it relates is exercisable. The Committee may in its discretion accelerate the exercisability of any SAR.

7.3        Exercise. A SAR may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of SARs which the holder wishes to exercise. Upon receipt of such written notice, the Company shall, as soon as practicable and in any event before the fifteenth day of the third month following the end of the Company’s fiscal year, deliver to the exercising holder certificates for the shares of Common Stock or cash or both, as determined by the Committee, to which the holder is entitled pursuant to Section 7.4.

7.4         Payment. Subject to the right of the Committee to deliver cash in lieu of shares of Common Stock (which, as it pertains to officers and directors of the Company, shall comply with all requirements of the 1934 Act), the number of shares of Common Stock which shall be issuable upon the exercise of a SAR shall be determined by dividing:

(a)         the number of shares of Common Stock as to which the SAR is exercised multiplied by the amount of the appreciation in such shares (for this purpose, the “appreciation” shall be the amount by which the Fair Market Value of the shares of Common Stock subject to the SAR on the exercise date exceeds the Fair Market Value of the shares of Common Stock at the time of grant, subject to adjustment under Section 10.6); by

(b)         the Fair Market Value of a share of Common Stock on the exercise date.

In lieu of issuing shares of Common Stock upon the exercise of a SAR, the Committee may elect to pay the holder of the SAR cash equal to the Fair Market Value on the exercise date of any or all of the shares which would otherwise be issuable. No fractional shares of Common Stock shall be issued upon the exercise of a SAR; instead, the holder of the SAR shall be entitled to receive a cash adjustment equal to the same fraction of the Fair Market Value of a share of Common Stock on the exercise date or to purchase the portion necessary to make a whole share at its Fair Market Value on the date of exercise. Other than in connection with a change in the Company’s capitalization (as described in Section 10.6), a SAR may not be re-priced without Shareholder approval (including canceling previously awarded SARs and re-granting them at a time when the Fair Market Value of the shares of Common Stock is lower). SARs will not be granted under the Plan in consideration for and shall not be conditioned upon the delivery of shares of Common Stock to the Company in payment of the exercise price and/or tax withholding obligation under any other stock option or SAR of the participant.

8.          Stock Awards and Restricted Stock. A stock award consists of the transfer by the Company to a participant of shares of Common Stock, without other payment therefor, as additional compensation for services to the Company. A share of restricted stock consists of shares of Common Stock which are sold or transferred by the Company to a participant at a price determined by the Committee (which price shall be at least equal to the minimum price required by applicable law for the issuance of a share of Common Stock) and subject to restrictions on their sale or other transfer by the participant. The transfer of Common Stock pursuant to stock awards and the transfer and sale of restricted stock shall be subject to the following terms and conditions:

8.1        Number of Shares. The number of shares to be transferred or sold by the Company to a participant pursuant to a stock award or as restricted stock shall be determined by the Committee.

8.2        Sale Price. The Committee shall determine the price, if any, at which shares of restricted stock shall be sold to a participant, which may vary from time to time and among participants and which may be below the Fair Market Value of such shares of Common Stock at the date of sale.

8.3       Restrictions. All shares of restricted stock transferred or sold hereunder shall be subject to such restrictions as the Committee may determine, including, without limitation any or all of the following:

(a)         a prohibition against the sale, transfer, pledge or other encumbrance of the shares of restricted stock, such prohibition to lapse at such time or times as the Committee shall determine (whether in annual or more frequent installments, at the time of the death, disability or retirement of the holder of such shares, or otherwise);

(b)         a requirement that the holder of shares of restricted stock forfeit, or (in the case of shares sold to a participant) resell back to the Company at his or her cost, all or a part of such shares in the event of termination of his or her employment or consulting engagement during any period in which such shares are subject to restrictions;

(c)         such other conditions or restrictions as the Committee may deem advisable.

8.4        Escrow. In order to enforce the restrictions imposed by the Committee pursuant to Section 8.3, the participant receiving restricted stock shall enter into an agreement with the Company setting forth the conditions of the grant. Shares of restricted stock shall be registered in the name of the participant and deposited, together with a stock power endorsed in blank, with the Company. Each such certificate shall bear a legend in substantially the following form:

The transferability of this certificate and the shares of Common Stock represented by it are subject to the terms and conditions (including conditions of forfeiture) contained in the 2020 Stock Incentive Plan, and an agreement entered into between the registered owner and the Company. A copy of the 2020 Stock Incentive Plan and the agreement is on file in the office of the secretary of the Company.

8.5        End of Restrictions. Subject to Section 10.5, at the end of any time period during which the shares of restricted stock are subject to forfeiture and restrictions on transfer, such shares will be delivered free of all restrictions to the participant or to the participant’s legal representative, beneficiary or heir.

8.6        Stockholder. Subject to the terms and conditions of the Plan, each participant receiving restricted stock shall have all the rights of a stockholder with respect to shares of stock during any period in which such shares are subject to forfeiture and restrictions on transfer, including without limitation, the right to vote such shares. Dividends paid in cash or property other than Common Stock with respect to shares of restricted stock shall be paid to the participant currently.

9.         Performance Shares. A performance share consists of an award which shall be paid in shares of Common Stock, as described below. The grant of performance share shall be subject to such terms and conditions as the Committee deems appropriate, including the following:

9.1         Performance Objectives. Each performance share will be subject to performance objectives for the Company or one of its operating units to be achieved by the end of a specified period. The number of performance shares granted shall be determined by the Committee and may be subject to such terms and conditions, as the Committee shall determine. If the performance objectives are achieved, each participant will be paid in shares of Common Stock or cash. If such objectives are not met, each grant of performance shares may provide for lesser payments in accordance with formulas established in the award.

9.2         Not Stockholder. The grant of performance shares to a participant shall not create any rights in such participant as a stockholder of the Company, until the payment of shares of Common Stock with respect to an award.

9.3         No Adjustments. No adjustment shall be made in performance shares granted on account of cash dividends which may be paid or other rights which may be issued to the holders of Common Stock prior to the end of any period for which performance objectives were established.

9.4        Expiration of Performance Share. If any participant’s employment or consulting engagement with the Company is terminated for any reason other than normal retirement, death or disability prior to the achievement of the participant’s stated performance objectives, all the participant’s rights on the performance shares shall expire and terminate unless otherwise determined by the Committee. In the event of termination of employment or consulting by reason of death, disability, or normal retirement, the Committee, in its own discretion may determine what portions, if any, of the performance shares should be paid to the participant.

10.        General.

10.1      Effective Date. The Plan will become effective upon its approval by the Company’s stockholders. Unless approved within one year after the date of the Plan’s adoption by the board of directors, the amended and restated Plan shall not be effective for any purpose.

10.2      Duration. The Plan shall remain in effect until all Incentives granted under the Plan have either been satisfied by the issuance of shares of Common Stock or the payment of cash or been terminated under the terms of the Plan and all restrictions imposed on shares of Common Stock in connection with their issuance under the Plan have lapsed. No Incentives may be granted under the Plan after the tenth anniversary of the date the Plan is approved by the stockholders of the Company.

10.3      Non-transferability of Incentives. No stock option, SAR, restricted stock or performance award may be transferred, pledged or assigned by the holder thereof (except, in the event of the holder’s death, by will or the laws of descent and distribution to the limited extent provided in the Plan or the Incentive Award), or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, and the Company shall not be required to recognize any attempted assignment of such rights by any participant. Notwithstanding the preceding sentence, nonqualified stock options may be transferred by the holder thereof to Employee’s spouse, children, grandchildren or parents (collectively, the “Family Members”), to trusts for the benefit of Family Members, to partnerships or limited liability companies in which Family Members are the only partners or shareholders, or to entities exempt from federal income taxation pursuant to Section 501(c)(3) of the Internal Revenue Code of 1986, as amended. During a participant’s lifetime, a stock option may be exercised only by him or her, by his or her guardian or legal representative or by the transferees permitted by the preceding sentence. Incentive Stock Options shall be subject to the further restrictions on transfer set forth in Section 6.5.

10.4      Effect of Termination or Death. In the event that a participant ceases to be an employee of or consultant to the Company for any reason, including death or disability, any Incentives may be exercised only as their terms may permit or shall expire at such times as may be determined by the Committee as set forth in the Plan or the Incentive Award agreement.

10.5      Additional Condition. Notwithstanding anything in this Plan to the contrary: (a) the Company may, if it shall determine it necessary or desirable for any reason, at the time of award of any Incentive or the issuance of any shares of Common Stock pursuant to any Incentive, require the recipient of the Incentive, as a condition to the receipt thereof or to the receipt of shares of Common Stock issued pursuant thereto, to deliver to the Company a written representation of present intention to acquire the Incentive or the shares of Common Stock issued pursuant thereto for his or her own account for investment and not for distribution; and (b) if at any time the Company further determines, in its sole discretion, that the listing, registration or qualification (or any updating of any such document) of any Incentive or the shares of Common Stock issuable pursuant thereto is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with the award of any Incentive, the issuance of shares of Common Stock pursuant thereto, or the removal of any restrictions imposed on such shares, such Incentive shall not be awarded or such shares of Common Stock shall not be issued or such restrictions shall not be removed, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

10.6      Adjustment. In the event of any recapitalization, stock dividend, stock split, combination of shares or other change in the Common Stock, the number of shares of Common Stock then subject to the Plan, including shares subject to restrictions, options or achievements of performance shares, shall be adjusted in proportion to the change in outstanding shares of Common Stock. In the event of any such adjustments, the purchase price of any option, the performance objectives of any Incentive, and the shares of Common Stock issuable pursuant to any Incentive shall be adjusted as and to the extent appropriate, in the discretion of the Committee, to provide participants with the same relative rights before and after such adjustment.

10.7      Incentive Plans and Agreements. Except in the case of stock awards or cash awards, the terms of each Incentive shall be stated in a plan or agreement approved by the Committee.

10.8      Withholding.

(a)         The Company shall have the right to withhold from any payments made under the Plan or to collect as a condition of payment, any taxes required by law to be withheld. At any time when a participant is required to pay to the Company an amount required to be withheld under applicable income tax laws in connection with a distribution of Common Stock or upon exercise of an option or SAR, the participant may satisfy this obligation in whole or in part by electing (the “Election”) to have the Company withhold from the distribution shares of Common Stock having a value up to the minimum amount of withholding taxes required to be collected on the transaction. The value of the shares to be withheld shall be based on the Fair Market Value of the Common Stock on the date that the amount of tax to be withheld shall be determined (“Tax Date”).

(b)         Each Election must be made prior to the Tax Date. The Committee may disapprove of any Election, may suspend or terminate the right to make Elections, or may provide with respect to any Incentive that the right to make Elections shall not apply to such Incentive. An Election is irrevocable.

10.9      No Continued Employment, Engagement or Right to Corporate Assets. No participant under the Plan shall have any right, because of his or her participation, to continue in the employ of the Company for any period of time or to any right to continue his or her present or any other rate of compensation. Nothing contained in the Plan shall be construed as giving an employee, a consultant, such persons’ beneficiaries or any other person any equity or interests of any kind in the assets of the Company or creating a trust of any kind or a fiduciary relationship of any kind between the Company and any such person.

10.10    Amendment. The Board may amend or discontinue the Plan or any participant’s Incentive agreement at any time. However, no such amendment or discontinuance shall adversely change or impair, without the consent of the recipient, an Incentive previously granted. Further, no such amendment shall, without approval of the shareholders of the Company, (a) increase the maximum number of shares of Common Stock which may be issued to all participants under the Plan, (b) change or expand the types of Incentives that may be granted under the Plan, (c) change the class of persons eligible to receive Incentives under the Plan, or (d) materially increase the benefits accruing to participants under the Plan.

10.11    Sale, Merger, Exchange or Liquidation. Unless otherwise provided in the agreement for an Incentive, in the event of an acquisition of the Company through the sale of substantially all of the Company’s assets or through a merger, exchange, reorganization or liquidation of the Company or a similar event as determined by the Committee (collectively a “transaction”), the Committee shall be authorized, in its sole discretion, to take any and all action it deems equitable under the circumstances, including but not limited to any one or more of the following:

(i)         providing that the Plan and all Incentives shall terminate and the holders of (i) all outstanding vested options shall receive, in lieu of any shares of Common Stock they would be entitled to receive under such options, such stock, securities or assets, including cash, as would have been paid to such participants if their options had been exercised and such participant had received Common Stock immediately prior to such transaction (with appropriate adjustment for the exercise price, if any), (ii) performance shares and/or SARs that entitle the participant to receive Common Stock shall receive, in lieu of any shares of Common Stock each participant was entitled to receive as of the date of the transaction pursuant to the terms of such Incentive, if any, such stock, securities or assets, including cash, as would have been paid to such participant if such Common Stock had been issued to and held by the participant immediately prior to such transaction, and (iii) any Incentive under this Agreement which does not entitle the participant to receive Common Stock shall be equitably treated as determined by the Committee.

(ii)         providing that participants holding outstanding vested Common Stock based Incentives shall receive, with respect to each share of Common Stock issuable pursuant to such Incentives as of the effective date of any such transaction, at the determination of the Committee, cash, securities or other property, or any combination thereof, in an amount equal to the excess, if any, of the Fair Market Value of such Common Stock on a date within ten days prior to the effective date of such transaction over the option price or other amount owed by a participant, if any, and that such Incentives shall be cancelled, including the cancellation without consideration of all options that have an exercise price below the per share value of the consideration received by the Company in the transaction.

(iii)         providing that the Plan (or replacement plan) shall continue with respect to Incentives not cancelled or terminated as of the effective date of such transaction and provide to participants holding such Incentives the right to earn their respective Incentives on a substantially equivalent basis (taking into account the transaction and the number of shares or other equity issued by such successor entity) with respect to the equity of the entity succeeding the Company by reason of such transaction.

(iv)         providing that all unvested, unearned or restricted Incentives, including but not limited to restricted stock for which restrictions have not lapsed as of the effective date of such transaction, shall be void and deemed terminated, or, in the alternative, for the acceleration or waiver of any vesting, earning or restrictions on any Incentive.

The Board may restrict the rights of participants or the applicability of this Section 10.11 to the extent necessary to comply with Section 16(b) of the Securities Exchange Act of 1934, the Internal Revenue Code or any other applicable law or regulation. The grant of an Incentive award pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

10.12    Definition of Fair Market Value. For purposes of this Plan, the “Fair Market Value” of a share of Common Stock at a specified date shall, unless otherwise expressly provided in this Plan, be the amount which the Committee or the Board of Directors determines in good faith to be 100% of the fair market value of such a share as of the date in question; provided, however, that notwithstanding the foregoing, if such shares are listed on a U.S. securities exchange or are quoted on the Nasdaq National Market or Nasdaq Small-Cap Market (“Nasdaq”), then Fair Market Value shall be determined by reference to the last sale price of a share of Common Stock on such U.S. securities exchange or Nasdaq on the applicable date. If such U.S. securities exchange or Nasdaq is closed for trading on such date, or if the Common Stock does not trade on such date, then the last sale price used shall be the one on the date the Common Stock last traded on such U.S. securities exchange or Nasdaq.

10.13    Change in Control.

(a)         Upon a Change in Control, as defined in paragraph (b) of this Section 10.13, any stock option or restricted stock award granted to any Participant under this Plan that would have become vested upon continued employment by the Participant shall immediately vest in full and become exercisable, notwithstanding any provision to the contrary of such award, and notwithstanding the discretion of the Committee pursuant to Section 10.11.

For purposes of this Section 10.13, “Change in Control” means:

(i)         The acquisition by any person, entity or “group”, within the meaning of Section 13(d) (3) or 14(d) (2) of the Securities Exchange Act of 1934 (the “Exchange Act”) (excluding, for this purpose, (A) the Company, (B) any employee benefit plan of the Company or its subsidiaries which acquires beneficial ownership of voting securities of the Company, or (C) Lyle Berman, Bradley Berman, Bradley Berman Irrevocable Trust, Julie Berman Irrevocable Trust, Jessie Lynn Berman Irrevocable Trust, and Amy Berman Irrevocable Trust, or any successors thereto) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 33% or more of either the then outstanding shares of common stock or the combined voting power of the Company’s then outstanding voting securities entitled to vote generally in the election of directors; or

(ii)         Individuals who, as of December 5, 2019, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to December 5, 2019 whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board; or

(iii)         Approval by the stockholders of the Company of (A) a reorganization, merger or consolidation, in each case, with respect to which persons who were the stockholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than 50% of the combined voting power of the reorganized, merged or consolidated company’s then outstanding voting securities entitled to vote generally in the election of directors of the reorganized, merged or consolidated company, or (B) a liquidation or dissolution of the Company or (C) the sale of all or substantially all of the assets of the Company.

10.14    Section 409A.  Notwithstanding any other provisions of the Plan or any Incentive award agreement, no Incentive shall be granted, deferred, accelerated, extended, paid out, adjusted pursuant to Section 10.6, or otherwise modified under the Plan in a manner that would result in the imposition of an additional tax under Section 409A of the Code upon a participant. In the event that it is reasonably determined by the Committee that, as a result of Section 409A of the Code, payments in respect of any Incentive may not be made at the time contemplated by the terms of the Plan or the relevant Incentive award agreement, without causing the participant to be subject to taxation under Section 409A of the Code, then the Company will make such payment on the first day that would not result in the participant incurring any tax liability under Section 409A of the Code.

ANNEX G

2020 Plan Amendment

See attached.

FOURTH AMENDMENT TO

SOW GOOD INC.

(f/k/a BLACK RIDGE OIL & GAS, INC.)

2020 STOCK INCENTIVE PLAN

This document is the Fourth Amendment to the Sow Good Inc. 2020 Stock Incentive Plan, as amended (the “Plan”).

W I T N E S S E T H

WHEREAS, Sow Good Inc., formerly known as Black Ridge Oil & Gas, Inc. (the “Company”) has established the Plan; and

WHEREAS, Section 10.10 of the Plan permits amendment of the Plan by the Board of Directors of the Company (the “Board”), conditioned on additional approvals by the Company’s shareholders for certain amendments;

WHEREAS, the Board previously approved an amendment to the Plan (subject to further approval by shareholders within one year), increasing the number of shares reserved thereunder to 514,150 (the “First Amendment”);

WHEREAS, the Board previously approved an amendment to the Plan (subject to further approval by shareholders within one year), increasing the number of shares reserved thereunder to 614,150 (the “Second Amendment”); and

WHEREAS, the Board previously approved an amendment to the Plan (subject to further approval by shareholders within one year), increasing the number of shares reserved thereunder to 814,150 (the “Third Amendment”); and

WHEREAS, the Board has determined it to be in the best interests of the Company to further amend the Plan as set forth in this document (the “Fourth Amendment”).

NOW, THEREFORE, in consideration of the premises, the Plan is amended as follows:

Section 5.1 of the Plan is hereby deleted in its entirety and replaced with the following:

“5.1 Number of Shares. Subject to adjustment as provided in Section 10.6, the number of shares of Common Stock which may be issued under the Plan shall not exceed 2,964,150 shares of Common Stock. Shares of Common Stock that are issued under the Plan or are subject to outstanding Incentives will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan. Shares of Common Stock subject to a participant’s exercise of either an option or a SAR, but not both (a “tandem SAR”), shall be counted only once.”

[Certification on following page.]

CERTIFICATION

The undersigned Executive Chairman of the Board of Sow Good Inc., a Nevada corporation, does hereby certify that the foregoing Fourth Amendment to the Sow Good Inc. 2020 Stock Incentive Plan was adopted for the Company by its Board of Directors, subject to approval by the stockholders, effective on January __, 2024.

___________________________________
Ira Goldfarb, Executive Chairman of the Board